                                                                     EXHIBIT 4.2

                                                                  EXECUTION COPY
                                                                  --------------




                    HEADLANDS HOME EQUITY LOAN TRUST 1998-1



                    CLASS A Variable Rate Asset Backed Notes


                        CLASS S 1.25% Asset Backed Notes



                                   INDENTURE



                           Dated as of March 1, 1998



                       THE FIRST NATIONAL BANK OF CHICAGO

                               Indenture Trustee



         ------------------------------------------------------------

                               TABLE OF CONTENTS

                                                                                               Page
                                                                                               ----
ARTICLE I. Definitions and Incorporation by Reference.........................................   2

   SECTION 1.1.    Definitions................................................................   2
   SECTION 1.2.    Incorporation by Reference of the Trust Indenture Act......................  17
   SECTION 1.3.    Rules of Construction......................................................  17
   SECTION 1.4.    Action by or Consent of Noteholders and Certificateholders.................  17
   SECTION 1.5.    Conflict with TIA..........................................................  18

ARTICLE II. The Notes.........................................................................  18

   SECTION 2.1.    Form.......................................................................  18
   SECTION 2.2.    Execution, Authentication and Delivery.....................................  18
   SECTION 2.3.    Registration; Registration of Transfer and Exchange........................  19
   SECTION 2.4.    Mutilated, Destroyed, Lost or Stolen Notes.................................  20
   SECTION 2.5.    Persons Deemed Owners......................................................  21
   SECTION 2.6.    Payment of Principal and Interest; Defaulted Interest......................  21
   SECTION 2.7.    Cancellation...............................................................  22
   SECTION 2.8.    Release of Collateral......................................................  22
   SECTION 2.9.    Book-Entry Notes...........................................................  22
   SECTION 2.10.   Notices to Clearing Agency.................................................  23
   SECTION 2.11.   Definitive Notes...........................................................  23

ARTICLE III. Covenants........................................................................  24

   SECTION 3.1.    Payment of Principal and Interest..........................................  24
   SECTION 3.2.    Maintenance of Office or Agency............................................  24
   SECTION 3.3.    Money for Payments to be Held in Trust.....................................  24
   SECTION 3.4.    Existence..................................................................  25
   SECTION 3.5.    Protection of Trust Property...............................................  26
   SECTION 3.6.    Opinions as to Trust Property..............................................  26
   SECTION 3.7.    Performance of Obligations; Servicing of Mortgage Loans....................  27
   SECTION 3.8.    Negative Covenants.........................................................  28
   SECTION 3.9.    Annual Statement as to Compliance..........................................  28
   SECTION 3.10.   Issuer May Not Consolidate or Transfer Assets..............................  29
   SECTION 3.11.   No Other Business..........................................................  29
   SECTION 3.12.   No Borrowing...............................................................  29
   SECTION 3.13.   Servicer's Obligations.....................................................  29
   SECTION 3.14.   Guarantees, Loans, Advances and Other Liabilities..........................  29
   SECTION 3.15.   Capital Expenditures.......................................................  29
   SECTION 3.16.   Compliance with Laws.......................................................  30
   SECTION 3.17.   Restricted Payments........................................................  30
   SECTION 3.18.   Notice of Rapid Amortization Events and Events of Servicing Termination....  30

   SECTION 3.19.   Further Instruments and Acts...............................................  30
   SECTION 3.20.   Amendments of Sale and Servicing Agreement and Trust Agreement.............  30
   SECTION 3.21.   Income Tax Characterization................................................  30

ARTICLE IV. Satisfaction and Discharge........................................................  30

   SECTION 4.1.    Satisfaction and Discharge of Indenture....................................  30
   SECTION 4.2.    Application of Trust Money.................................................  32
   SECTION 4.3.    Repayment of Monies Held by Note Paying Agent..............................  32

ARTICLE V. Remedies...........................................................................  32

   SECTION 5.1.    Rights Upon a Rapid Amortization Event.....................................  32
   SECTION 5.2.    Limitation of Suits........................................................  32
   SECTION 5.3.    Unconditional Rights of Noteholders To Receive Principal and Interest......  33
   SECTION 5.4.    Restoration of Rights and Remedies.........................................  33
   SECTION 5.5.    Rights and Remedies Cumulative.............................................  33
   SECTION 5.6.    Delay or Omission Not a Waiver.............................................  33
   SECTION 5.7.    Control by Noteholders.....................................................  34
   SECTION 5.8.    Undertaking for Costs......................................................  34
   SECTION 5.9.    Waiver of Stay or Extension Laws...........................................  34
   SECTION 5.10.   Action on Notes............................................................  34
   SECTION 5.11.   Performance and Enforcement of Certain Obligations.........................  35
   SECTION 5.12.   Subrogation................................................................  35
   SECTION 5.13.   Preference Claims..........................................................  35

ARTICLE VI. The Indenture Trustee.............................................................  36

   SECTION 6.1.    Duties of Indenture Trustee................................................  36
   SECTION 6.2.    Rights of Indenture Trustee................................................  38
   SECTION 6.3.    Individual Rights of Indenture Trustee.....................................  39
   SECTION 6.4.    Indenture Trustee's Disclaimer.............................................  39
   SECTION 6.5.    Notice of Defaults.........................................................  39
   SECTION 6.6.    Reports by Indenture Trustee to Holders....................................  39
   SECTION 6.7.    Compensation and Indemnity.................................................  40
   SECTION 6.8.    Replacement of Indenture Trustee...........................................  40
   SECTION 6.9.    Successor Indenture Trustee by Merger......................................  42
   SECTION 6.10.   Appointment of Co-Indenture Trustee or Separate Indenture Trustee..........  42
   SECTION 6.11.   Eligibility: Disqualification..............................................  43
   SECTION 6.12.   Preferential Collection of Claims Against Issuer...........................  44
   SECTION 6.13.   Appointment and Powers.....................................................  44
   SECTION 6.14.   Performance of Duties......................................................  44
   SECTION 6.15.   Limitation on Liability....................................................  44
   SECTION 6.16.   Reliance Upon Documents....................................................  45

   SECTION 6.17.   Representations and Warranties of the Indenture Trustee....................  45
   SECTION 6.18.   Waiver of Setoffs..........................................................  45
   SECTION 6.19.   Control by the Controlling Party...........................................  45
   SECTION 6.20.   Trustee May Enforce Claims Without Possession of Notes.....................  45
   SECTION 6.21.   Suits for Enforcement......................................................  46
   SECTION 6.22.   Mortgagor Claims...........................................................  46

ARTICLE VII. Noteholders' Lists and Reports...................................................  47

   SECTION 7.1.    Issuer To Furnish To Indenture Trustee Names and Addresses of Noteholders..  47
   SECTION 7.2.    Preservation of Information; Communications to Noteholders.................  47
   SECTION 7.3.    Reports by Issuer..........................................................  47
   SECTION 7.4.    Reports by Indenture Trustee...............................................  48

ARTICLE VIII. Payments and Statements to Noteholders and Certificateholders; Accounts,
 Disbursements and Releases...................................................................  48

   SECTION 8.1.    Collection of Money........................................................  48
   SECTION 8.2.    Release of Trust Property..................................................  48
   SECTION 8.3.    Distributions of Noteholders' Interest Collections and Investment Proceeds.  49
   SECTION 8.4.    Calculation of the Class A Note Rate.......................................  52
   SECTION 8.5.    Statements to Noteholders..................................................  52
   SECTION 8.6.    Rights of Securityholders..................................................  55
   SECTION 8.7.    Funding Account............................................................  55
   SECTION 8.8.    Capitalized Interest Account...............................................  56
   SECTION 8.9.    Opinion of Counsel.........................................................  56

ARTICLE IX. Supplemental Indentures...........................................................  57

   SECTION 9.1.    Supplemental Indentures Without Consent of Noteholders.....................  57
   SECTION 9.2.    Supplemental Indentures with Consent of Noteholders........................  58
   SECTION 9.3.    Execution of Supplemental Indentures.......................................  59
   SECTION 9.4.    Effect of Supplemental Indenture...........................................  60
   SECTION 9.5.    Conformity With Trust Indenture Act........................................  60
   SECTION 9.6.    Reference in Notes to Supplemental Indentures..............................  60

ARTICLE X. Redemption of Notes................................................................  60

   SECTION 10.1.   Redemption.................................................................  60
   SECTION 10.2.   Surrender of Notes.........................................................  61
   SECTION 10.3.   Form of Redemption Notice..................................................  62
   SECTION 10.4.   Notes Payable on Redemption Date...........................................  62

ARTICLE XI. Miscellaneous.....................................................................  63

   SECTION 11.1.   Compliance Certificates and Opinions, etc..................................  63

   SECTION 11.2.   Form of Documents Delivered to Indenture Trustee...........................  63
   SECTION 11.3.   Acts of Noteholders........................................................  64
   SECTION 11.4.   Notices, etc., to Indenture Trustee, Issuer and Rating Agencies............  65
   SECTION 11.5.   Notices to Noteholders; Waiver.............................................  65
   SECTION 11.6.   Alternate Payment and Notice Provisions....................................  66
   SECTION 11.7.   Conflict with Trust Indenture Act..........................................  66
   SECTION 11.8.   Effect of Headings and Table of Contents...................................  66
   SECTION 11.9.   Successors and Assigns.....................................................  66
   SECTION 11.10.  Separability...............................................................  67
   SECTION 11.11.  Benefits of Indenture......................................................  67
   SECTION 11.12.  Legal Holidays.............................................................  67
   SECTION 11.13.  GOVERNING LAW..............................................................  67
   SECTION 11.14.  Counterparts...............................................................  67
   SECTION 11.15.  Recording of Indenture.....................................................  67
   SECTION 11.16.  Trust Obligation...........................................................  67
   SECTION 11.17.  No Petition................................................................  68
   SECTION 11.18.  Inspection.................................................................  68
   SECTION 11.19.  Limitation of Liability....................................................  68

ARTICLE XII. Rapid Amortization Events........................................................  69

   SECTION 12.1.   Rapid Amortization Events..................................................  69

EXHIBITS

Exhibit A -- Form of Class A Note
Exhibit B -- Form of Class S Note

          INDENTURE dated as of March 1, 1998, between HEADLANDS HOME EQUITY LOAN TRUST 1998-1, a Delaware business trust (the "Issuer"), and THE FIRST NATIONAL BANK OF CHICAGO, a national banking association, as trustee (the "Indenture Trustee").

          Each party agrees as follows for the benefit of the other party and for the equal and ratable benefit of the Holders of the Issuer's Class A Variable Rate Asset Backed Notes (the "Class A Notes"), Class S 1.25% Asset Backed Notes (the "Class S Notes" and, together with the Class A Notes, the "Notes"):

          As security for the payment and performance by the Issuer of its obligations under this Indenture and the Notes, the Issuer has agreed to assign the Collateral (as defined below) to the Indenture Trustee on behalf of the Noteholders.

          Ambac Assurance Corporation (the "Credit Enhancer") has issued and delivered a financial guaranty insurance policy, dated the Closing Date (the "Note Policy"), pursuant to which the Credit Enhancer guarantees the Guaranteed Distributions (as defined below).

          As an inducement to the Credit Enhancer to issue and deliver the Note Policy, the Issuer and the Credit Enhancer have executed and delivered the Insurance and Indemnity Agreement, dated as of March 25, 1998 (as amended from time to time, the "Insurance Agreement"), among the Credit Enhancer, the Issuer, Headlands Mortgage Company and Headlands Mortgage Securities Inc. and the Indenture Trustee.

          As an additional inducement to the Credit Enhancer to issue the Note Policy, and as security for the performance by the Issuer of the Credit Enhancer Issuer Secured Obligations and as security for the performance by the Issuer of the Indenture Trustee Issuer Secured Obligations, the Issuer has agreed to grant and assign the Collateral (as defined below) to the Indenture Trustee for the benefit of the Issuer Secured Parties, as their respective interests may appear.

                                GRANTING CLAUSE

          The Issuer hereby Grants to the Indenture Trustee at the Closing Date, for the benefit of the Issuer Secured Parties all of the Issuer's right, title and interest in and to (i) certain adjustable rate home equity revolving credit line loans (the "HELCOCs") (including any Additional Balances) and closed-end loans (the "Closed-End Loans" and together with the HELOCs, the "Mortgage Loans") made or to be made and conveyed to the Issuer under certain home equity revolving credit line loan agreements and promissory notes ("Credit Line Agreements"); (ii) the collections in respect of the Mortgage Loans with due dates after the Initial Cut-Off Date (except with respect to interest payments on the Initial Mortgage Loans, an amount equal to the interest on the Class A Notes, the interest on the Class S Notes, the Owner Trustee's Fee, the Indenture Trustee's Fee, the fee paid to the Servicer and the premium paid to the Credit Enhancer for a period of 21 days, (iii) property that secured a Mortgage Loan that has been acquired by foreclosure or deed in lieu of foreclosure; (iv) rights of the Sponsor under hazard insurance policies covering the Mortgaged Properties; (v) the Policy; (vi) amounts on deposit in the Collection Account;
(vii) amounts on deposit in the Funding Account; (viii) amounts on deposit in the Spread Account; (ix) amounts on deposit in the Capitalized Interest Account;
(x) any and all Subsequent Mortgage Loans (including any Additional Balances related thereto); (xi) all rights under the Purchase Agreement assigned to the Issuer (including all representations and warranties of the Seller contained therein) and all rights of the Issuer under the Sale and Servicing Agreement; and (xii) any and all proceeds of the foregoing (the foregoing "Collateral").

          The foregoing Grant is made in trust to the Indenture Trustee, for the benefit first, of the Holders of the Notes, and second, for the benefit of the
        -----                                   ------
Credit Enhancer. The Indenture Trustee hereby acknowledges such Grant, accepts the trusts under this Indenture in accordance with the provisions of this Indenture and agrees to perform its duties required in this Indenture to the best of its ability to the end that the interests of such parties, recognizing the priorities of their respective interests may be adequately and effectively protected.

                                  ARTICLE I.

                   Definitions and Incorporation by Reference

SECTION 1.1.    Definitions.  Except as otherwise specified herein, the
                -----------
following terms have the respective meanings set forth below for all purposes of this Indenture.

          "Accelerated Principal Distribution Amount" means, with respect to any
           -----------------------------------------
Distribution Date, the amount, if any, required to reduce the Class A Note Principal Balance (after giving effect to the distribution of all other amounts actually distributed on the Class A Notes on such Distribution Date) so that the Invested Amount (immediately following such Distribution Date) exceeds the Class A Note Principal Balance (as so reduced) by the Required Overcollateralization Amount.

          "Act" has the meaning specified in Section 11.3(a).
           ---

          "Affiliate" means, with respect to any specified Person, any other
           ---------
Person controlling, controlled by or under common control with such Person. For the purposes of this definition, "control" means the power to direct the management and policies of a Person, directly or indirectly, whether through ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

          "Alternative Principal Payment" means, as to any Distribution Date,
           -----------------------------
the amount (but not less than zero) equal to Principal Collections for such Distribution Date less the aggregate of Draws under the Credit Line Agreements during the related Collection Period.

          "Authorized Officer" means, with respect to the Issuer and the
           ------------------
Servicer, any officer or agent acting pursuant to a power of attorney of the Owner Trustee or the Servicer, as applicable, who is authorized to act for the Owner Trustee or the Servicer, as applicable, in matters relating to the Issuer and who is identified on the list of Authorized Officers delivered by each of the Owner Trustee and the Servicer to the Indenture Trustee on the Closing Date (as such list may be modified or supplemented from time to time thereafter).

          "Authorized Newspaper" means a newspaper of general circulation in the
           --------------------
Borough of Manhattan, The City of New York, printed in the English language and customarily published on each Business Day, whether or not published on Saturdays, Sundays and holidays.

          "Basic Documents" means this Indenture, the Certificate of Trust, the
           ---------------
Trust Agreement, the Sale and Servicing Agreement, the Purchase Agreement, the Indemnification Agreement, the Management Agreement, the Insurance and Indemnity Agreement and other documents and certificates delivered in connection therewith.

          "Book Entry Notes" means a beneficial interest in the Notes, ownership
           ----------------
and transfers of which shall be made through book entries by a Clearing Agency as described in Section 2.9.

          "BIF" means the Bank Insurance Fund, as from time to time constituted,
           ---
created under the Financial Institutions Reform, Recovery and Enhancement Act of 1989, or if at any time after the execution of this instrument the Bank Insurance Fund is not existing and performing duties now assigned to it, the body performing such duties on such date.

          "Business Day" means any day other than a Saturday, Sunday, legal
           ------------
holiday or other day on which banking institutions in the state of New York or the state in which the Corporate Trust Office is located are required or authorized by law to be closed.

          "Capitalized Interest Account" has the meaning set forth in Section
           ----------------------------
8.8 hereof.

          "Certificate of Trust" means the certificate of trust of the Issuer
           --------------------
substantially in the form of Exhibit B to the Trust Agreement.

          "Certificate Principal Balance" means, as of any date of
           -----------------------------
determination, the amount equal to (i) the Pool Balance at the end of the day next preceding such date of determination plus (ii) the amount of Principal Collections on deposit in the Funding Account, minus (iii) the Invested Amount.

          "Certificates" has the meaning set forth in the Trust Agreement.
           ------------

          "Certificateholders' Available Funds" means, as to any Distribution
           -----------------------------------
Date, Certificateholders' Collections up to but not exceeding the Certificateholders' Subordinated Amount immediately prior to such Distribution Date.

          "Certificateholders' Collections" shall mean, as to any period, the
           -------------------------------
sum of Certificateholders' Interest Collections and Certificateholders' Principal Collections for such period.

          "Certificateholders' Principal Collections" shall mean, on any
           -----------------------------------------
Distribution Date, Principal Collections received during the related Collection Period minus the amount of such Principal Collections required to be distributed to Class A Noteholders pursuant to Section 8.3(b) or required to be deposited to the Funding Account pursuant to Section 8.7.

          "Certificateholders' Subordinated Amount" shall mean, at the time of
           ---------------------------------------
reference thereto, $3,910,620.04 less (i) the aggregate amount of Certificateholders' Collections previously applied pursuant to Section 8.3(c) and (ii) the aggregate amount of Noteholders' Loss Amounts that have previously been reallocated to the Certificateholders' Interest pursuant to the second sentence of Section 8.3(c); provided that the Certificateholders' Subordinated Amount shall not be less than zero.

          "Class A Note" means any Class A Note executed and authenticated by
           ------------
the Indenture Trustee.

          "Class A Note Distribution Amount" means, as to any Distribution Date,
           --------------------------------
the sum of all amounts to be distributed to the Holders of Class A Notes pursuant to Article VIII.

          "Class A Note Principal Balance" means, with respect to any
           ------------------------------
Distribution Date, (a) the Original Class A Note Principal Balance less (b) the
                                                                   ----
aggregate of amounts actually distributed as principal on the Class A Notes.

          "Class A Note Rate" means, (i) with respect to the first Interest
           -----------------
Period, 5.8875% and for any subsequent Interest Period until the First Clean-up Call Date, the sum of (a) LIBOR as of the second LIBOR Business Day prior to the first day of such Interest Period and (b) 0.20%; for any Interest Period and
(ii) following the First Clean-up Call Date the sum of (a) LIBOR as of the second LIBOR Business Day prior to the first day of such Interest Period and (b) 0.40% provided, however, that in no event shall the Class A Note Rate with
      --------  -------
respect to any Interest Period exceed the Maximum Rate for such Interest Period.

          "Class S Note" mean any Class S Note executed and authenticated by the
           ------------
Indenture Trustee.

          "Class S Note Rate" means 1.25% per annum (computed on the basis of
           -----------------
the actual days elapsed in a 360-day year).

          "Clearing Agency" means an organization registered as a "clearing
           ---------------
agency" pursuant to Section 17A of the Exchange Act.

          "Clearing Agency Participant" means a broker, dealer, bank, other
           ---------------------------
financial institution or other Person for whom from time to time a Clearing Agency effects book-entry transfers and pledges of securities deposited with the Clearing Agency.

          "Closing Date" means March 25, 1998.
           ------------

          "Code" means the Internal Revenue Code of 1986, as amended from time
           ----
to time.

          "Collateral" has the meaning specified in the Granting Clause of this
           ----------
Indenture.

          "Collection Account" has the meaning given to it in the Sale and
           ------------------
Servicing Agreement.

          "Company" means Headlands Mortgage Company.
           -------

          "Controlling Party" means the Credit Enhancer, so long as no Credit
           -----------------
Enhancer Default shall have occurred and be continuing, and the Indenture Trustee, for so long as a Credit Enhancer Default shall have occurred and be continuing.

          "Corporate Trust Office" means the principal corporate trust office of
           ----------------------
the Indenture Trustee at which at any particular time its corporate trust business shall be administered, which office at date of the execution of this Agreement is located at One First National Plaza, Suite 0126, Chicago, Illinois 60670-0126, Attention: Corporate Trust Services Division (for the purposes of
Section 3.2, such office is located at 14 Wall Street, 8th Floor, New York, New York 10005).

          "Credit Enhancer" means Ambac Assurance Corporation, a Wisconsin stock
           ---------------
insurance company.

          "Credit Enhancer Default" means the failure by the Credit Enhancer to
           -----------------------
make a payment required under the Note Policy in accordance with the terms thereof.

          "Credit Enhancer Issuer Secured Obligations" means all amounts and
           ------------------------------------------
obligations which the Issuer may at any time owe to or on behalf of the Credit Enhancer under this Indenture, the Insurance Agreement or any other Basic Document.

          "Default" means any occurrence that is, or with notice or the lapse of
           -------
time or both would become, a Rapid Amortization Event.

          "Definitive Notes" has the meaning specified in Section 2.11.
           ----------------

          "Deferred Interest" means the amount by which interest required to be
           -----------------
distributed in respect of the Class A Notes on any Distribution Date exceeds the Maximum Rate.

          "Depository Participant" means a broker, dealer, bank or other
           ----------------------
financial institution or other Person for whom from time to time the Depository effects book-entry transfers and pledges of securities deposited with the Depository.

          "Eligible Account" means an account that is either (i) maintained with
           ----------------
a depository institution whose short-term debt obligations throughout the time of any deposit therein are rated in the highest short-term debt rating category by Standard & Poor's and Moody's, (ii) an account or accounts maintained with a depository institution with a minimum long-term unsecured debt rating by Standard & Poor's and Moody's which is at least investment grade provided that the deposits in such account or accounts are fully insured by either the BIF or the SAIF, or (iii) a segregated trust account maintained with the corporate trust department of the Indenture Trustee in its fiduciary capacity, or (iv) an account otherwise acceptable to each Rating Agency and the Credit Enhancer, as evidenced at closing by delivery of a rating letter by each Rating Agency and thereafter by delivery of a letter from each Rating Agency and the Credit Enhancer to the Indenture Trustee, within 30 days of receipt of notice of such deposit.

          "Eligible Investments" means one or more of the following (excluding
           --------------------
any callable investments purchased at a premium):

               (i) direct obligations of, or obligations fully guaranteed as to timely payment of principal and interest by, the United States or any agency or instrumentality thereof, provided that such obligations are backed by the full faith and credit of the United States;

               (ii) repurchase agreements on obligations specified in clause (i) maturing not more than three months from the date of acquisition thereof, provided that the short-term unsecured debt obligations of the party agreeing to repurchase such obligations are at the time rated by each Rating Agency in its highest short-term rating category (which is A-1+ for Standard & Poor's and P-1 for Moody's);

               (iii) certificates of deposit, time deposits and bankers' acceptances (which, if Moody's is a Rating Agency, shall each have an original maturity of not more than 90 days and, in the case of bankers' acceptances, shall in no event have an original maturity of more than 365 days) of any U.S. depository institution or trust company incorporated under the laws of the United States or any state thereof and subject to supervision and examination by federal and/or state banking authorities, provided that the unsecured short-term debt obligations of such depository institution or trust company at the date of acquisition thereof have been rated by each of Moody's and Standard & Poor's in its highest unsecured short-term debt rating category;

               (iv) commercial paper (having original maturities of not more than 270 days) of any corporation incorporated under the laws of the United States or any state thereof which on the date of acquisition has been rated by Standard & Poor's and Moody's in their highest short-term debt rating categories;

               (v) short-term investment funds ("STIFS") sponsored by any trust company or national banking association incorporated under the laws of the United States or any state thereof which on the date of acquisition has been rated by Standard & Poor's and Moody's in their respective highest applicable rating category; and

               (vi) interests in any money market fund which at the date of acquisition of the interests in such fund and throughout the time such interests are held in such fund has a rating of Aaa by Moody's and either AAAm or AAAm-G by Standard & Poor's or such lower rating as will not result in the qualification, downgrading or withdrawal of the then-current rating assigned to the Notes by each Rating Agency without regard to the Policy;

               (vii) other obligations or securities that are acceptable to each Rating Agency and the Credit Enhancer as an Eligible Investment hereunder and will not result in a reduction in the then current rating of the Notes without regard to the Policy, as evidenced by a letter to such effect from such Rating Agency and the Credit Enhancer and with respect to which the Servicer has received confirmation that, for tax purposes, the investment complies with the last clause of this definition;

provided that no instrument described hereunder shall evidence either the right
--------
to receive (a) only interest with respect to the obligations underlying such instrument or (b) both principal and interest payments derived from obligations underlying such instrument and the interest and principal payments with respect to such instrument provided a yield to maturity at par greater than 120% of the yield to maturity at par of the underlying obligations; and provided, further,
                                                            --------  -------
that no instrument described hereunder may be purchased at a price greater than par if such instrument may be prepaid or called at a price less than its purchase price prior to its stated maturity.

          "ERISA" means Employee Retirement Income Security Act of 1974, as
           -----
amended.

          "Exchange Act" means the Securities Exchange Act of 1934, as amended.
           ------------

          "Final Scheduled Distribution Date" shall mean, with respect to the
           ---------------------------------
Class A Notes and the Class S Notes, March 15, 2025.

          "First Clean-up Call Date" means the date on which the Sponsor could
           ------------------------
have exercised its right to repurchase the Mortgage Loans pursuant to Section 7.01(b) of the Sale and Servicing Agreement.

          "Fixed Allocation Percentage" means 98% of the Original Funded
           ---------------------------
Balance.

          "Floating Allocation Percentage" means, with respect to any
           ------------------------------
Distribution Date, the percentage equivalent of a fraction, the numerator of which is the Invested Amount at the close of business on the preceding Distribution Date (or at the Closing Date in the case of the first Distribution
Date) and the denominator of which is the sum as of the beginning of the related Collection Period of (a) the Pool Balance and (b) amounts on deposit in the Funding Account.

          "Fully Indexed Rate" means, with respect to any HELOC, the Loan Rate
          --------------------
applicable under the related Credit Agreement when such HELOC is fully indexed following the Teaser Period.

          "Grant" means mortgage, pledge, bargain, sell, warrant, alienate,
           -----
remise, release, convey, assign, transfer, create, grant a lien upon and a security interest in and right of set-off against, deposit, set over and confirm pursuant to this Indenture. A Grant of the Collateral or of any other agreement or instrument shall include all rights, powers and options (but none of the obligations) of the Granting party thereunder, including the immediate and continuing right to claim for, collect, receive and give receipt for principal and interest payments in respect of the Collateral and all other monies payable thereunder, to give and receive notices and other communications, to make waivers or other agreements, to exercise all rights and options, to bring proceedings in the name of the Granting party or otherwise and generally to do and receive anything that the Granting party is or may be entitled to do or receive thereunder or with respect thereto.

          "Guaranteed Distribution" means, with respect to any Distribution
           -----------------------
Date, the sum of the (i) the Guaranteed Principal Distribution Amount and (ii) the amount to be distributed to Class A Noteholders and Class S Noteholders pursuant to Sections 8.3(a)(i) and 8.3(a)(ii) for such Distribution Date.

          "Guaranteed Principal Distribution Amount" means, with respect to (i)
           ----------------------------------------
any Distribution Date on or after which the Certificateholders' Subordinated Amount has been reduced to zero, the amount, if any, required to reduce the Class A Note Principal Balance (after giving effect to the distributions of Interest Collections and Principal Collections that are allocable to principal on the Class A Notes on such Distribution Date) to the Invested Amount for such Distribution Date (after giving effect to distributions of principal, if any, and allocation of Noteholders' Loss Amounts on such Distribution Date) and (ii) the Distribution Date in March, 2025, the amount by which the outstanding Class A Note Principal Balance (after giving effect to all other amounts allocable to and distributable as principal on the Class A Notes on such Distribution Date) exceeds the sum of the amounts on deposit in the Collection Account available to be distributed to the Class A Noteholders pursuant to Section 8.3(b).

          "HELOC" has the meaning as defined in the Sale and Servicing
           -----
Agreement.

          "Holder" or "Noteholder" means the Person in whose name a Note is
           ------      ----------
registered on the Note Register.

          "Indebtedness" means, with respect to any Person at any time, (a)
           ------------
indebtedness or liability of such Person for borrowed money whether or not evidenced by bonds, debentures, notes or other instruments, or for the deferred purchase price of property or services (including trade obligations); (b) obligations of such Person as lessee under leases which should have been or should be, in accordance with generally accepted accounting principles, recorded as capital leases; (c) current liabilities of such Person in respect of unfunded vested benefits under plans covered by Title IV of ERISA; (d) obligations issued for or liabilities incurred on the account of such Person; (e) obligations or liabilities of such Person arising under acceptance facilities; (f) obligations of such Person under any guarantees, endorsements (other than for collection or deposit in the ordinary course of business) and other contingent obligations to purchase, to provide funds for payment, to supply funds to invest in any Person or otherwise to assure a creditor against loss; (g) obligations of such Person secured by any lien on property or assets of such Person, whether or not the obligations have been assumed by such Person; or
(h) obligations of such Person under any interest rate or currency exchange agreement.

          "Indenture" means this Indenture as amended and supplemented from time
           ---------
to time.

          "Indenture Trustee" means The First National Bank of Chicago, a
           -----------------
national banking association, not in its individual capacity but as trustee under this Indenture, or any successor trustee under this Indenture.

          "Indenture Trustee Issuer Secured Obligations" means all amounts and
           --------------------------------------------
obligations which the Issuer may at any time owe to the Indenture Trustee for the benefit of the Noteholders under this Indenture or the Notes.

          "Independent" means, when used with respect to any specified Person,
           -----------
that the person (a) is in fact independent of the Issuer, any other obligor upon the Notes, the Sponsor and any Affiliate of any of the foregoing persons, (b) does not have any direct financial interest or any material indirect financial interest in the Issuer, any such other obligor, the Sponsor or any Affiliate of any of the foregoing Persons and (c) is not connected with the Issuer, any such other obligor, the Sponsor or any Affiliate of any of the foregoing Persons as an officer, employee, promoter, underwriter, trustee, partner, director or Person performing similar functions.

          "Independent Certificate" means a certificate or opinion to be
           -----------------------
delivered to the Indenture Trustee under the circumstances described in, and otherwise complying with, the applicable requirements of Section 11.1, prepared by an Independent appraiser or other expert appointed pursuant to an Issuer Order and approved by the Indenture Trustee in the exercise of reasonable care, and such opinion or certificate shall state that the signer has read the definition of "Independent" in this Indenture and that the signer is Independent within the meaning thereof.

          "Initial Cut-Off Date" means close of business March 12, 1998.
           --------------------

          "Initial Funded Deposit" means $39,098,924.01.
           ----------------------

          "Initial Mortgage Loans" means Mortgage Loans delivered by the Sponsor
           ----------------------
to the Trust on the Closing Date.

          "Insurance Proceeds" means proceeds paid by any insurer (other than
           ------------------
the Credit Enhancer) pursuant to any insurance policy covering a Mortgage Loan, or amounts required to be paid by the Servicer pursuant to the last sentence of
Section 3.04 of the Sale and Servicing Agreement, net of any component thereof
(i) covering any expenses incurred by or on behalf of the Servicer in connection with obtaining such proceeds, (ii) that is applied to the restoration or repair of the related Mortgaged Property, (iii) released to the Mortgagor in accordance with the Servicer's normal servicing procedures or (iv) required to be paid to any holder of a mortgage senior to such Mortgage Loan.

          "Interest Collections" means, as to any Distribution Date, the sum of
           --------------------
all payments by or on behalf of Mortgagors and any other amounts constituting interest (including, without limitation, such portion of Insurance Proceeds and Net Liquidation Proceeds as is allocable to interest on the applicable Mortgage Loan) collected by the Servicer under the Mortgage Loans (excluding fees or late charges or similar administrative fees paid by Mortgagors) during the related Collection Period plus investment earnings on funds on deposit in the Funding Account and any deposits made to the Collection Account during such Collection Period pursuant to Section 8.7(c)(i) herein minus the Servicing Fee payable to the Servicer with respect to the related Collection Period. The terms of the related Loan Agreement shall determine the portion of each payment in respect of such Mortgage Loan that constitutes principal or interest.

          "Interest Rate" means, with respect to the (i) Class A Notes, the
           -------------
Class A Note Rate and (ii) Class S Notes, the Class S Note Rate.

          "Invested Amount":  means, with respect to any Distribution Date, an
           ---------------
amount equal to the Original Invested Amount minus (i) the amount of Principal Collections previously distributed to Class A Noteholders, amounts allocable to the Certificates and Noteholders Interest Collections that are used to reimburse Noteholders' Loss Amounts and amounts distributed as Guaranteed Principal Distribution Amounts funded by withdrawals from the Spread Account or draws under the Policy (including amounts previously distributed to Class A Noteholders from Principal Collections on deposit in the Funding Account) and minus (ii) an amount equal to the Noteholders' Loss Amounts not previously covered by Noteholders Interest Collections, absorbed by the Overcollateralization Amount, funded by collections allocable to the Certificateholders' Interest or reallocated to the Certificateholders' Interest (up to the Certificateholders' Subordinated Amount), or funded by withdrawals from the Spread Account or draws on the Policy.

          "Issuer" means the party named as such in this Indenture until a
           ------
successor replaces it and, thereafter, means the successor and, for purposes of any provision contained herein and required by the TIA, each other obligor on the Notes.

          "Issuer Order" and "Issuer Request" means a written order or request
           ------------       --------------
signed in the name of the Issuer by any one of its Authorized Officers and delivered to the Indenture Trustee.

          "Issuer Secured Obligations" means the Credit Enhancer Issuer Secured
           --------------------------
Obligations and the Indenture Trustee Issuer Secured Obligations.

          "Issuer Secured Parties" means each of the Indenture Trustee in
           ----------------------
respect of the Indenture Trustee Issuer Secured Obligations and the Credit Enhancer in respect of the Credit Enhancer Issuer Secured Obligations.

          "LIBOR" means, as to any date, the rate for United States dollar
           -----
deposits for one month which appear on the Telerate Screen LIBOR Page 3750 as of 11:00 a.m., London time. If such rate does not appear on such page (or such other page as may replace that page on that service, or if such service is no longer offered, such other service for displaying LIBOR or comparable rates as may be reasonably selected by the Sponsor after consultation with the Indenture Trustee), the rate will be the Reference Bank rate. If no such quotations can be obtained and no Reference Bank Rate is available, LIBOR will be LIBOR applicable to the preceding Distribution Date.

          "LIBOR Business Day" means any day other than (i) a Saturday or a
           ------------------
Sunday or (ii) a day on which banking institutions in the State of New York or in the city of London, England are required or authorized by law to be closed.

          "Liquidation Expenses" means out-of-pocket expenses (exclusive of
           --------------------
overhead) which are incurred by the Servicer in connection with the liquidation of any Mortgage Loan and not recovered under any insurance policy, including, without limitation, legal fees and expenses, any unreimbursed amount expended pursuant to Section 3.06 of the Sale and Servicing Agreement (including, without limitation, amounts advanced to correct defaults on any mortgage loan which is senior to such Mortgage Loan and amounts advanced to keep current or pay off a mortgage loan that is senior to such Mortgage Loan) respecting the related Mortgage Loan and any related and unreimbursed expenditures with respect to real estate property taxes, water or sewer taxes, condominium association dues, property restoration or preservation or insurance against casualty, loss or damage.

          "Liquidation Loss Amount" means, with respect to any Distribution Date
           -----------------------
and any Mortgage Loan that becomes a Liquidated Mortgage Loan during the related Collection Period, the unrecovered Asset Balance thereof at the end of such Collection Period, after giving effect to the Net Liquidation Proceeds applied in reduction of such Asset Balance.

          "Liquidation Proceeds" means Proceeds (including Insurance Proceeds)
           --------------------
received in connection with the liquidation of any Mortgage Loan or related REO, whether through trustee's sale, foreclosure sale or otherwise.

          "Loan Rate" has the meaning defined in the Sale and Servicing
           ---------
Agreement.

          "Loss Reduction Amount" means, with respect to any Distribution Date,
           ---------------------
the portion, if any, of the Noteholders' Loss Amount for such Distribution Date and all prior Distribution Dates that has not been (a) distributed to Class A Noteholders on such Distribution Date pursuant to Sections 8.3(a)(iii) or 8.3(a)(iv), from funds on deposit in the Spread Account, or by way of the Credit Enhancement Draw Amount, or (b) paid from collections otherwise allowable to the Certificateholders' Interest or reallocated to the Certificate Principal Balance pursuant to Section 8.3(c) or (c) absorbed by the Overcollateralization Amount.

          "Managed Amortization Period" means the period from the termination of
           ---------------------------
the Funding Period to the Distribution Date immediately preceding the Rapid Amortization Commencement Date.

          "Management Agreement" means the Agreement by and between the Company
           --------------------
and the Issuer.

          "Management Fee" means $1,000 per month.
           --------------

          "Manager" means the Person acting in such capacity pursuant to the
           -------
Management Agreement or its successors or assigns, which shall initially be the Company.

          "Maximum Principal Payment" means, with respect to any Distribution
           -------------------------
Date, the Fixed Allocation Percentage of the Principal Collections for such Distribution Date.

          "Minimum Certificateholders' Interest" means, with respect to any
           ------------------------------------
date, an amount equal to the lesser of (a) 4% of the Pool Balance on such date and (b) the Certificate Principal Balance as of the Closing Date.

          "Mortgage Loan" has the meaning set forth in the Granting Clause.
           -------------

          "Net Liquidation Proceeds" means, with respect to any Liquidated
           ------------------------
Mortgage Loan, Liquidation Proceeds net of Liquidation Expenses.

          "Net Loan Rate" means, with respect to any Mortgage Loan and as to any
           -------------
day, the Loan Rate less the Servicing Fee Rate, the Class S Note Rate, the Premium Fee Rate and the Trustee Fee Rate.

          "Note" means a Class A Note or a Class S Note.
           ----

          "Noteholders' Interest Collections" means, as to any Distribution
           ---------------------------------
Date, the product of (i) the Interest Collections during the related Collection Period and (ii) the Floating Allocation Percentage for such Distribution Date.

          "Noteholders' Loss Amount" means, with respect to any Distribution
           ------------------------
Date, the amount equal to the product of (i) the Floating Allocation Percentage for such Distribution Date and (ii) the aggregate of the Liquidation Loss Amounts for such Distribution Date.

          "Note Owner" means, with respect to a Book-Entry Note, the person who
           ----------
is the owner of such Book-Entry Note or following the issuance of Definitive Notes, the registered owner of the Notes.

          "Note Paying Agent" means the Indenture Trustee or any other Person
           -----------------
that meets the eligibility standards for the Indenture Trustee specified in
Section 6.11 and is authorized by the Issuer to make payments to and distributions from the Collection Account, including payment of principal of or interest on the Notes on behalf of the Issuer.

          "Note Policy" means the insurance policy issued by the Credit Enhancer
           -----------
with respect to the Notes, including any endorsements thereto.

          "Note Policy Claim Amount" has the meaning specified in Section 4.02
           ------------------------
of the Sale and Servicing Agreement.

          "Note Register" and "Note Registrar" have the respective meanings
           -------------       --------------
specified in Section 2.3.

          "Officer's Certificate" means a certificate signed by any Authorized
           ---------------------
Officer of the Issuer, under the circumstances described in, and otherwise complying with, the applicable requirements of Section 11.1 and TIA (S) 314, and delivered to the Indenture Trustee.

          "Opinion of Counsel" means one or more opinions of counsel who may,
           ------------------
except as otherwise expressly provided in this Indenture, be employees of or counsel to the Issuer and, if addressed to the Credit Enhancer, satisfactory to the Credit Enhancer, and which shall comply with any applicable requirements of Section 11.1, and if addressed to the Credit Enhancer, satisfactory to the Credit Enhancer.

          "Original Funded Balance" means $195,494,620.04.
           -----------------------

          "Original Invested Amount" means $191,584,000.
           ------------------------

          "Original Pool Balance" means $156,395,696.03.
           ---------------------

          "Outstanding" means, as of the date of determination, all Notes
           -----------
theretofore authenticated and delivered under this Indenture except:

               (i) Notes theretofore canceled by the Note Registrar or delivered to the Note Registrar for cancellation;

               (ii) Notes or portions thereof the payment for which money in the necessary amount has been theretofore deposited with the Indenture Trustee or any Note Paying Agent in trust for the Holders of such Notes (provided,
                                                                      --------
     however, that if such Notes are to be redeemed, notice of such redemption
     -------
     has been duly given pursuant to this Indenture or provision therefor, satisfactory to the Indenture Trustee); and

               (iii) Notes in exchange for or in lieu of other Notes which have been authenticated and delivered pursuant to this Indenture unless proof satisfactory to the Indenture Trustee is presented that any such Notes are held by a bona fide purchaser;

provided, however, that Notes which have been paid with proceeds of the Note
--------  -------
Policy shall continue to remain Outstanding for purposes of this Indenture until the Credit Enhancer has been paid as subrogee hereunder or reimbursed pursuant to the Insurance Agreement as evidenced by a written notice from the Credit Enhancer delivered to the Indenture Trustee, and the Credit Enhancer shall be deemed to be the Holder thereof to the extent of any payments thereon made by the Credit Enhancer; provided, further, that in determining whether the Holders
                     --------  -------
of the requisite Outstanding Amount of the Notes have given any request, demand, authorization, direction, notice, consent or waiver hereunder or under any Basic Document, Notes owned by the Issuer, any other obligor upon the Notes, the Sponsor or any Affiliate of any of the foregoing Persons shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Indenture Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Notes that a Responsible Officer of the Indenture Trustee either actually knows to be so owned or has received written notice thereof shall be so disregarded. Notes so owned that have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Indenture Trustee the pledgees right so to act with respect to such Notes and that the pledgee is not the Issuer, any other obligor upon the Notes, the Sponsor or any Affiliate of any of the foregoing Persons.

          "Outstanding Amount" means the aggregate principal amount of all
           ------------------
Notes, or class of Notes, as applicable, outstanding at the date of determination.

          "Overcollateralization Amount" means, at the time of reference
           ----------------------------
thereto, the amount, if any, by which the Invested Amount exceeds the Class A Note Principal Balance.

          "Owner Trustee" means Wilmington Trust Company, a Delaware banking
           -------------
corporation, not in its individual capacity, but solely as owner trustee under the Trust Agreement, and any successor Owner Trustee thereunder.

          "Owner Trustee Fee Rate" has the meaning as defined in the Sale and
           ----------------------
Servicing Agreement.

          "Percentage Interest" means, as to any Note, the percentage obtained
           -------------------
by dividing the principal denomination (or notional amount) of such Note by the aggregate of the principal denominations (or notional amounts) of all Notes of the same class.

          "Pool Balance" means, with respect to any date, the aggregate of the
           ------------
Asset Balances of all Mortgage Loans as of such date.

          "Pool Factor" means, with respect to any Distribution Date, the
           -----------
percentage, carried to seven places, obtained by dividing the Class A Note Principal Balance for such Distribution Date by the Original Class A Note Principal Balance.

          "Predecessor Note" means, with respect to any particular Note, every
           ----------------
previous Note evidencing all or a portion of the same debt as that evidenced by such particular Note; and, for the purpose of this definition, any Note authenticated and delivered under Section 2.4 in lieu of a mutilated, lost, destroyed or stolen Note shall be deemed to evidence the same debt as the mutilated, lost, destroyed or stolen Note.

          "Preference Claim" has the meaning specified in the Sale and Servicing
           ----------------
Agreement.

          "Proceeding" means any suit in equity, action at law or other judicial
           ----------
or administrative proceeding.

          "Purchase Agreement" means the Mortgage Loan Purchase Agreement dated
           ------------------
as of March 13, 1998 between the Company and the Sponsor with respect to the Mortgage Loans.

          "Rapid Amortization Commencement Date" means the earlier of (i) the
           ------------------------------------
Distribution Date in April 2004 and (ii) the Distribution Date next succeeding the Collection Period in which a Rapid Amortization Event is deemed to occur pursuant to Section 12.1.

          "Rapid Amortization Event" shall have the meaning as defined in
           ------------------------
Section 12.1.

          "Rapid Amortization Period" shall mean the period commencing on the
           -------------------------
Rapid Amortization Commencement Date and continuing until the termination of the Trust pursuant to Section 7.01 of the Sale and Servicing Agreement.

          "Rating Agency" means Moody's and Standard & Poor's.  If such agency
           -------------
or a successor is no longer in existence, "Rating Agency" shall be such statistical credit rating agency, or other comparable Person, designated by the Sponsor and the Credit Enhancer, notice of which designation shall be given to the Indenture Trustee. References herein to the highest short term unsecured rating category of a Rating Agency shall means A1+ or better in the case of

Standard & Poor's and P1 or better in the case of Moody's, and in the case of any other Rating Agency shall mean the ratings such other Rating Agency deems equivalent to the foregoing ratings. References herein to the highest long-term rating category of a Rating Agency shall mean "AAA" in the case of Standard & Poor's and "Aaa" in the case of Moody's, and in the case of any other Rating Agency, the rating such other Rating Agency deems equivalent to the foregoing ratings.

          "Record Date" shall mean the last day preceding the related
           -----------
Distribution Date; provided, however, that following the date on which
                   --------  -------
Definitive Notes are available, the Record Date shall be the last day of the calendar month preceding the month in which the related Distribution Date occurs.

          "Redemption Date" means, in the case of a redemption of the Notes
           ---------------
pursuant to Section 10.1(a), the Distribution Date specified by the Servicer or the Issuer pursuant to Section 10.1(a).

          "Redemption Price" means, in the case of a redemption of the Notes
           ----------------
pursuant to Section 10.1, an amount equal to the unpaid principal amount of the then outstanding principal amount of each class of Notes being redeemed plus accrued and unpaid interest thereon to but excluding the Redemption Date.

          "Reference Banks" means three major banks that are engaged in the
           ---------------
London interbank market, selected by the Sponsor after consultation with the Indenture Trustee.

          "Remaining Funded Amount" means the Initial Funding Deposit minus the
           -----------------------
amount previously withdrawn from the Funding Account to purchase Subsequent Mortgage Loans.

          "Responsible Officer" means, with respect to the Indenture Trustee or
           -------------------
any officer of the Indenture Trustee with direct responsibility for the administration of this Agreement and, also, with respect to a particular matter, any other officer to whom such matter is referred because of such officer's knowledge of and familiarity with the particular subject.

          "SAIF" means the Savings Association Insurance Fund, as from time to
           ----
time constituted, created under the Financial Institutions Reform, Recovery and Enhancement Act of 1989, or if at any time after the execution of this instrument the Savings Association Insurance Fund is not existing and performing duties now assigned to it, the body performing such duties on such date.

          "Sale and Servicing Agreement" means the Sale and Servicing Agreement
           ----------------------------
dated as of March 13, 1998, among the Issuer, the Sponsor, the Servicer and the Indenture Trustee, as the same may be amended or supplemented from time to time.

          "Scheduled Principal Collections Distribution Amount" means, with
           ---------------------------------------------------
respect to any Distribution Date during the Funding Period or the Managed Amortization Period and the Class A Notes, an amount equal to the lesser of (i) the Maximum Principal Payment and (ii) the Alternative Principal Payment. With respect to any Distribution Date in respect of the Rapid Amortization Period, the Maximum Principal Payment.

          "Servicer" means the Company, in its capacity as Servicer.
           --------

          "Sponsor" means Headlands Mortgage Securities Inc. or its successors-
           -------
in- interest.

          "Subsequent Cut-Off Date" means, with respect to any Subsequent
           -----------------------
Mortgage Loan, the opening of business on the first day of the calendar month in which the related Subsequent Transfer Date occurs.

          "Subsequent Mortgage Loans"  has the meaning as defined in the Sale
          ---------------------------
and Servicing Agreement.

          "Teaser Period"  means, with respect to any Mortgage Loan, the payment
           --------------
period provided under the related Credit Line Agreement during which time the interest rate on the Mortgage Loan has not been fully indexed.

          "Termination Date" means the latest of (i) the termination of the Note
           ----------------
Policy and the return of the Note Policy to the Credit Enhancer for cancellation, (ii) the date on which the Credit Enhancer shall have received payment and performance of all Credit Enhancer Issuer Secured obligations and
(iii) the date on which the Indenture Trustee shall have received payment and performance of all Indenture Trustee Issuer Secured Obligations.

          "Transfer Deposit Amount" has the meaning given to it in the Sale and
           -----------------------
Servicing Agreement.

          "Trust Accounts" means the Spread Account, the Funding Account, the
           --------------
Collection Account and the Capitalized Interest Account.

          "Trust Property" means all property and proceeds conveyed pursuant to
           --------------
Section 2.01 of the Sale and Servicing Agreement, and certain other rights under that Agreement.

          "Trust Indenture Act" or "TIA" means the Trust Indenture Act of 1939,
           -------------------      ---
as amended and as in force on the date hereof, unless otherwise specifically provided.

          "UCC" means, unless the context otherwise requires, the Uniform
           ---
Commercial Code, as in effect in the relevant jurisdiction, as amended from time to time.

          "Unpaid Class A Note Interest Shortfall" means, with respect to any
           --------------------------------------
Distribution Date, the aggregate amount, if any, of Class A Note Interest that was accrued in respect of a prior Distribution Date and has not been distributed to Class A Noteholders.

          "Unpaid Class S Note Interest Shortfall" means, with respect to any
           --------------------------------------
Distribution Date, the aggregate amount, if any, of Class S Note Interest that was accrued in respect of a prior Distribution Date and has not been distributed to Class S Noteholders.

          Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to them in the Sale and Servicing Agreement or the Trust Agreement.

          SECTION 1.2.    Incorporation by Reference of the Trust Indenture Act.
                          -----------------------------------------------------
Whenever this Indenture refers to a provision of the TIA, the provision is incorporated by reference in and made a part of this Indenture. The following TIA terms used in this Indenture have the following meanings:

          "Commission" means the Securities and Exchange Commission.

          "indenture securities" means the Notes.

          "indenture security holder" means a Noteholder.

          "indenture to be qualified" means this Indenture.

          "Indenture Trustee" or "institutional trustee" means the Indenture Trustee.

          "obligor" on the indenture securities means the Issuer.

          All other TIA terms used in this Indenture that are defined by the TIA, or defined by Commission rule have the meaning assigned to them by such definitions.

          SECTION 1.3.  Rules of Construction.  Unless the context otherwise
                        ---------------------
requires:

          (i)    a term has the meaning assigned to it;

          (ii) an accounting term not otherwise defined has the meaning assigned to it in accordance with generally accepted accounting principles as in effect from time to time;

          (iii)  "or" is not exclusive;

          (iv)   "including" means including without limitation; and

          (v) words in the singular include the plural and words in the plural include the singular.

          SECTION 1.4.  Action by or Consent of Noteholders and
                        ---------------------------------------
Certificateholders. Whenever any provision of this Agreement refers to action to
------------------
be taken, or consented to, by Noteholders or Certificateholders, such provision shall be deemed to refer to the Certificateholder or Noteholder, as the case may be, of record as of the Record Date immediately preceding the date on which such action is to be taken, or consent given, by Noteholders or Certificateholders. Solely for the purposes of any action to be taken, or consented to, by Noteholders or Certificateholders, any Note or Certificate registered in the name of Headlands Mortgage Company or any Affiliate thereof shall be deemed not to be outstanding; provided, however, that, solely for the purpose of
                   --------  -------
determining whether the Indenture Trustee or the Owner Trustee is entitled to rely upon any such action or consent, only Notes or Certificates which the Owner Trustee or the Indenture Trustee, respectively, knows to be so owned shall be so disregarded.

          SECTION 1.5.  Conflict with TIA.  If any provision hereof limits,
                        -----------------
qualifies or conflicts with a provision of the TIA that is required under the TIA to be part of and govern this Indenture, the latter provision shall control and all provisions required by the TIA are hereby incorporated by reference. If any provision of this Indenture modifies or excludes any provision of the TIA that may be so modified or excluded, the latter provisions shall be deemed to apply to this Indenture as so modified or to be excluded, as the case may be.

                                  ARTICLE II.

                                   The Notes
                                   ---------

          SECTION 2.1.  Form.  The Class A Notes and the Class S Notes, in each
                        ----
case together with the Indenture Trustee's certificate of authentication, shall be in substantially the form set forth in Exhibit A and B, respectively, with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may, consistently herewith, be determined by the officers executing such Notes, as evidenced by their execution of the Notes. Any portion of the text of any Note may be set forth on the reverse thereof, with an appropriate reference thereto on the face of the Note.

          Each Note shall be dated the date of its authentication. The terms of the Notes set forth in Exhibits A and B are part of the terms of this Indenture.

          SECTION 2.2.  Execution, Authentication and Delivery.  The Notes shall
                        --------------------------------------
be executed on behalf of the Issuer by any of its Authorized Officers. The signature of any such Authorized Officer on the Notes may be original or facsimile.

          Notes bearing the original or facsimile signature of individuals who were at any time Authorized Officers of the Issuer shall bind the Issuer, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Notes or did not hold such offices at the date of such Notes.

          The Indenture Trustee shall authenticate and deliver Class A Notes for original issue in an aggregate principal amount of $191,584,000 and Class S Notes for original issue in the aggregate notional amount of $191,584,000. The Class A Notes and the Class S Notes outstanding at any time may not exceed such amounts except as provided in Section 2.6.

          Each Note shall be dated the date of its authentication. The Notes shall be issuable as registered Notes in the minimum denomination of $1000 and in integral multiples of $1,000 in excess thereof.

          No Note shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose, unless there appears attached to such Note a certificate of authentication substantially in the form provided for herein executed by the Indenture Trustee by the manual signature of one of its authorized signatories, and such certificate attached to any Note shall be conclusive evidence, and the only evidence, that such Note has been duly authenticated and delivered hereunder. Subject to Section 2.11, the Notes shall be Book-Entry Notes.

          SECTION 2.3.  Registration; Registration of Transfer and Exchange.
                        ---------------------------------------------------
The Issuer shall cause to be kept a register (the "Note Register") in which, subject to such reasonable regulations as it may prescribe, the Issuer shall provide for the registration of Notes and the registration of transfers of Notes. The Indenture Trustee shall be "Note Registrar" for the purpose of registering Notes and transfers of Notes as herein provided. Upon any resignation of any Note Registrar, the Issuer shall promptly appoint a successor or, if it elects not to make such an appointment, assume the duties of Note Registrar.

          If a Person other than the Indenture Trustee is appointed by the Issuer as Note Registrar, the Issuer will give the Indenture Trustee prompt written notice of the appointment of such Note Registrar and of the location, and any change in the location, of the Note Register, and the Indenture Trustee shall have the right to inspect the Note Register at all reasonable times and to obtain copies thereof. The Indenture Trustee shall have the right to rely upon a certificate executed on behalf of the Note Registrar by an Authorized Officer thereof as to the names and addresses of the Holders of the Notes and the principal amounts and number of such Notes.

          Upon surrender for registration or transfer of any Note at the office or agency of the Issuer to be maintained as provided in Section 3.2, and if the requirements of Section 8-401(1) of the UCC are met, the Issuer shall execute or cause the Indenture Trustee to authenticate one or more new Notes, in any authorized denominations, of the same class and a like aggregate principal amount. A Noteholder may also obtain from the Indenture Trustee, in the name of the designated transferee or transferees one or more new Notes, in any authorized denominations, of the same class and a like aggregate principal amount. Such requirements shall not be deemed to create a duty in the Indenture Trustee to monitor the compliance by the Issuer with Section 8-401 of the UCC.

          At the option of the Holder, Notes may be exchanged for other Notes in any authorized denominations, of the same class and a like aggregate principal amount, upon surrender of the Notes to be exchanged at such office or agency. Whenever any Notes are so surrendered for exchange, and if the requirements of
Section 8-401(1) of the UCC are met, the Issuer shall execute and upon its request the Indenture Trustee shall authenticate the Notes which the Noteholder making the exchange is entitled to receive. Such requirements shall not be deemed to create a duty in the Indenture Trustee to monitor the compliance by the Issuer with Section 8-401 of the UCC.

          All Notes issued upon any registration of transfer or exchange of Notes shall be the valid obligations of the Issuer, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Notes surrendered upon such registration of transfer or exchange.

          Every Note presented or surrendered for registration of transfer or exchange shall be (i) duly endorsed by, or be accompanied by a written instrument of transfer in the form attached to Exhibits A and B, duly executed by the Holder thereof or such Holder's attorney duly authorized in writing, with such signature guaranteed by an "eligible guarantor institution" meeting the requirements of the Note Registrar all in accordance with the Exchange Act, and (ii) accompanied by such other documents as the Note Registrar may require.

          No service charge shall be made to a Holder for any registration of transfer or exchange of Notes, but the Note Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Notes, other than exchanges pursuant to Section 2.4 or 9.6 not involving any transfer.

          Any Noteholder using the assets of (i) an employee benefit plan (as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA")) that is subject to the provisions of Title I of ERISA,
(ii) a plan described in Section 4975(e)(1) of the Internal Revenue Code of 1986, as amended, or (iii) any entity whose underlying assets include plan assets by reason of a plan's investment in the entity to purchase the Notes, or to whom the Notes are transferred, will be deemed to have represented that the acquisition and continued holding of the Notes will be covered by a U.S. Department of Labor Class Exemption.

          SECTION 2.4.  Mutilated, Destroyed, Lost or Stolen Notes.  If (i)
                        ------------------------------------------
any mutilated Note is surrendered to the Note Registrar, or the Note Registrar receives evidence to its satisfaction of the destruction, loss or theft of any Note, and (ii) there is delivered to the Indenture Trustee and the Credit Enhancer such security or indemnity as may be required by it to hold the Issuer, the Indenture Trustee and the Credit Enhancer harmless, then, in the absence of notice to the Issuer, the Note Registrar or the Indenture Trustee that such Note has been acquired by a bona fide purchaser, and provided that the requirements of Section 8-405 of the UCC are met, the Issuer shall execute and upon its request the Indenture Trustee shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Note, a replacement Note (such requirement shall not be deemed to create a duty in the Indenture Trustee to monitor the compliance by the Issuer with Section 8-405); provided,
                                                                     --------
however, that if any such destroyed, lost or stolen Note, but not a mutilated
-------
Note, shall have become or within seven days shall be due and payable, or shall have been called for redemption, the Issuer may, instead of issuing a replacement Note, direct the Indenture Trustee, in writing, to pay such destroyed, lost or stolen Note when so due or payable or upon the Redemption Date without surrender thereof. If, after the delivery of such replacement Note or payment of a destroyed, lost or stolen Note pursuant to the proviso to the preceding sentence, a bona fide purchaser of the original Note in lieu of which such replacement Note was issued presents for payment such original Note, the Issuer, the Indenture Trustee and the Credit Enhancer shall be entitled to recover such replacement Note (or such payment) from the Person to whom it was delivered or any Person taking such replacement Note from such Person to whom such replacement Note was delivered or any assignee of such Person, except a bona fide purchaser, and shall be entitled to recover upon the security or indemnity provided therefor to the extent of any loss, damage, cost or expense incurred by the Issuer or the Indenture Trustee in connection therewith.

          Upon the issuance of any replacement Note under this Section, the Issuer may require the payment by the Holder of such Note of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other reasonable expenses (including the fees and expenses of the Indenture Trustee) connected therewith.

          Every replacement Note issued pursuant to this Section in replacement of any mutilated, destroyed, lost or stolen Note shall constitute an original additional contractual obligation of the Issuer, whether or not the mutilated, destroyed, lost or stolen Note shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Notes duly issued hereunder.

          The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Notes.

          SECTION 2.5.  Persons Deemed Owners.  Prior to due presentment for
                        ---------------------
registration of transfer of any Note, the Issuer, the Indenture Trustee and the Credit Enhancer and any agent of the Issuer, the Indenture Trustee and the Credit Enhancer may treat the Person in whose name any Note is registered (as of the Record Date) as the owner of such Note for the purpose of receiving payments of principal of and interest, if any on such Note and for all other purposes whatsoever, whether or not such Note be overdue, and none of the Issuer, the Credit Enhancer, the Indenture Trustee nor any agent of the Issuer, the Credit Enhancer or the Indenture Trustee shall be affected by notice to the contrary.

          SECTION 2.6.  Payment of Principal and Interest; Defaulted Interest.
                        -----------------------------------------------------
          (a) The Notes shall accrue interest as provided herein, and such amount shall be payable on each Distribution Date as specified herein. Any installment of interest or principal, if any, payable on any Note which is punctually paid or duly provided for by the Issuer on the applicable Distribution Date shall be paid to the Person in whose name such Note (or one or more Predecessor Notes) is registered on the Record Date, by check mailed first-class, postage prepaid, to such Person's address as it appears on the Note Register on such Record Date, except that, unless Definitive Notes have been issued pursuant to Section 2.11, with respect to Notes registered on the Record Date in the name of the nominee of the Clearing Agency (initially, such nominee to be Cede & Co.), payment will be made by wire transfer in immediately available funds to the account designated by such nominee and except for the final installment of principal payable with respect to such Note on a Distribution Date or on the Final Scheduled Distribution Date (and except for the Redemption Price for any Note called for redemption pursuant to Section 10.1(a)) which shall be payable as provided below. The funds represented by any such checks returned undelivered shall be held in accordance with Section 3.3.

          (b) Upon written notice from the Issuer, the Indenture Trustee shall notify the Person in whose name a Note is registered at the close of business on the Record Date preceding the Distribution Date on which the Issuer expects that the final installment of principal of and interest on such Note will be paid. Such notice shall be mailed or transmitted by facsimile prior to such final Distribution Date and shall specify that such final installment will be payable only upon presentation and surrender of such Note and shall specify the place where such Note may be presented and surrendered for payment of such installment. Notices in connection with redemptions of Notes shall be mailed to Noteholders as provided in Section 10.2.

          (c) If the Issuer defaults in a payment of interest on the Notes, the Issuer shall pay defaulted interest (plus interest on such defaulted interest to the extent lawful) at the applicable Interest Rate to the extent lawful. The Issuer may pay such defaulted interest to the Persons who are Noteholders on a subsequent special record date, which date shall be at least five Business Days prior to the payment date. The Issuer shall fix or cause to be fixed any such special record date and payment date, and, at least 15 days before any such special record date, the Issuer shall mail to each Noteholder and the Indenture Trustee a notice that states the special record date, the payment date and the amount of defaulted interest to be paid.

          (d) Promptly following the date on which all principal of and interest on the Notes has been paid in full and the Notes have been surrendered to the Indenture Trustee, the Indenture Trustee shall, upon written notice from the Servicer of the amounts, if any, that the Credit Enhancer has paid in respect of the Notes under the Note Policy or otherwise which has not been reimbursed to it, deliver such surrendered Notes to the Credit Enhancer to the extent not previously cancelled or destroyed.

          SECTION 2.7.  Cancellation.  Subject to Section 2.6(d), all Notes
                        ------------
surrendered for payment, registration of transfer, exchange or redemption shall, if surrendered to any Person other than the Indenture Trustee, be delivered to the Indenture Trustee and shall be promptly canceled by the Indenture Trustee. Subject to Section 2.6(d), the Issuer may at any time deliver to the Indenture Trustee for cancellation any Notes previously authenticated and delivered hereunder which the Issuer may have acquired in any manner whatsoever, and all Notes so delivered shall be promptly canceled by the Indenture Trustee. No Notes shall be authenticated in lieu of or in exchange for any Notes canceled as provided in this Section, except as expressly permitted by this Indenture. Subject to Section 2.6(d), all canceled Notes may be held or disposed of by the Indenture Trustee in accordance with its standard retention or disposal policy as in effect at the time unless the Issuer shall direct by an Issuer Order that they be destroyed or returned to it; provided that such Issuer Order is timely and the Notes have not been previously disposed of by the Indenture Trustee.

          SECTION 2.8.  Release of Collateral.  The Indenture Trustee shall,
                        ---------------------
on or after the Termination Date, release any remaining portion of the Trust Property (except for the Spread Account which release shall be subject to Section 2.05 of the Insurance Agreement) from the lien created by this Indenture and deposit in the Collection Account any funds then on deposit in any other Trust Account. The Indenture Trustee shall release property from the lien created by this Indenture pursuant to this Section 2.8 only upon receipt of an Issuer Request by it accompanied by an Officer's Certificate, an Opinion of Counsel and (if required by the TIA) Independent Certificates in accordance with TIA (S)(S) 314(c) and 314(d)(1) meeting the applicable requirements of Section 11.1.

          SECTION 2.9.  Book-Entry Notes.  The Notes, upon original issuance,
                        ----------------
will be issued in the form of typewritten Notes representing the Book-Entry Notes, to be delivered to The Depository Trust Company or its custodian, the initial Clearing Agency, by, or on behalf of, the Issuer. Such Notes shall initially be registered on the Note Register in the name of Cede & Co., the nominee of the initial Clearing Agency, and no Note Owner will receive a Definitive Note representing such Note Owner's interest in such Note, except as provided in Section 2.11. Unless and until definitive, fully registered Notes (the "Definitive Notes") have been issued to Note Owners pursuant to Section 2.11:

          (i) the provisions of this Section shall be in full force and effect;

          (ii) the Note Registrar and the Indenture Trustee shall be entitled to deal with the Clearing Agency for all purposes of this Indenture (including the payment of principal of and interest on the Notes and the giving of instructions or directions hereunder) as the sole Holder of the Notes, and shall have no obligation to the Note Owners;

          (iii) to the extent that the provisions of this Section conflict with any other provisions of this Indenture, the provisions of this Section shall control;

          (iv) the rights of Note Owners shall be exercised only through the Clearing Agency and shall be limited to those established by law and agreements between such Note Owners and the Clearing Agency and/or the Clearing Agency Participants. Unless and until Definitive Notes are issued pursuant to Section 2.11, the initial Clearing Agency will make book-entry transfers among the Clearing Agency Participants and receive and transmit payments of principal of and interest on the Notes to such Clearing Agency Participants;

          (v) whenever this Indenture requires or permits actions to be taken based upon instructions or directions of Holders of Notes evidencing a specified percentage of the Outstanding Amount of the Notes, the Clearing Agency shall be deemed to represent such percentage only to the extent that it has received instructions to such effect from Note Owners and/or Clearing Agency Participants owning or representing, respectively, such required percentage of the beneficial interest in the Notes and has delivered such instructions to the Indenture Trustee; and

          (vi) Note Owners may receive copies of any reports sent to Noteholders pursuant to this Indenture, upon written request, together with a certification that they are Note Owners and payment of reproduction and postage expenses associated with the distribution of such reports, from the Indenture Trustee at the Corporate Trust Office.

          SECTION 2.10.  Notices to Clearing Agency. Whenever a notice or other
                         --------------------------
communication to the Noteholders is required under this Indenture, unless and until Definitive Notes shall have been issued to Note Owners pursuant to Section 2.11, the Indenture Trustee shall give all such notices and communications specified herein to be given to Holders of the Notes to the Clearing Agency, and shall have no obligation to the Note Owners.

          SECTION 2.11.  Definitive Notes.  If (i) the Servicer advises the
                         ----------------
Indenture Trustee in writing that the Clearing Agency is no longer willing or able to properly discharge its responsibilities with respect to the Notes, and the Servicer is unable to locate a qualified successor, (ii) the Servicer at its option advises the Indenture Trustee in writing that it elects to terminate the book-entry system through the Clearing Agency or (iii) after the occurrence of a Rapid Amortization Event, Note Owners representing beneficial interests aggregating at least a majority of the Outstanding Amount of the Notes advise the Indenture Trustee through the Clearing Agency in writing that the continuation of a book entry system through the Clearing Agency is no longer in the best interests of the Note Owners, then the Clearing Agency shall notify all Note Owners and the Indenture Trustee of the occurrence of any such event and of the availability of Definitive Notes to Note Owners requesting the same. Upon surrender to the Indenture Trustee of the typewritten Note or Notes representing the Book-Entry Notes by the Clearing Agency, accompanied by registration instructions, the Issuer shall execute and the Indenture Trustee shall authenticate the Definitive Notes in accordance with the instructions of the Clearing Agency. None of the Issuer, the Note Registrar or the Indenture Trustee shall be liable for any delay in delivery of such instructions and may conclusively rely on, and shall be protected in relying on, such instructions. Upon the issuance of Definitive Notes, the Indenture Trustee shall recognize the Holders of the Definitive Notes as Noteholders.

                                 ARTICLE III.

                                   Covenants
                                   ---------

          SECTION 3.1.  Payment of Principal and Interest.  The Issuer will duly
                        ---------------------------------
and punctually pay the principal of and interest on the Notes in accordance with the terms of the Notes and this Indenture. Without limiting the foregoing, the Issuer will cause to be distributed all amounts on deposit in the Collection Account on a Distribution Date deposited therein pursuant to the Sale and Servicing Agreement (i) for the benefit of the Class A Notes, to Class A Noteholders and (ii) for the benefit of the Class S Notes, to Class S Noteholders. Amounts properly withheld under the Code by any Person from a payment to any Noteholder of interest and/or principal shall be considered as having been paid by the Issuer to such Noteholder for all purposes of this Indenture.

          SECTION 3.2.  Maintenance of Office or Agency.  The Issuer will
                        -------------------------------
maintain in Chicago, Illinois, an office or agency where Notes may be surrendered for registration, transfer or exchange of the Notes, and where notices and demands to or upon the Issuer in respect of the Notes and this Indenture may be served. The Issuer hereby initially appoints the Indenture Trustee to serve as its agent for the foregoing purposes. The Issuer will give prompt written notice to the Indenture Trustee of the location, and of any change in the location, of any such office or agency. If at any time the Issuer shall fail to maintain any such office or agency or shall fail to furnish the Indenture Trustee with the address thereof, such surrenders, notices and demands may be made or served at the Corporate Trust Office, and the Issuer hereby appoints the Indenture Trustee as its agent to receive all such surrenders, notices and demands.

          SECTION 3.3.  Money for Payments to be Held in Trust.  The Issuer
                        --------------------------------------
will cause each Note Paying Agent other than the Indenture Trustee to execute and deliver to the Indenture Trustee and the Credit Enhancer an instrument in which such Note Paying Agent shall agree with the Indenture Trustee (and if the Indenture Trustee acts as Note Paying Agent, it hereby so agrees), subject to the provisions of this Section, that such Note Paying Agent will:

          (i) hold all sums held by it for the payment of amounts due with respect to the Notes in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided and pay such sums to such Persons as herein provided;

          (ii) give the Indenture Trustee written notice of any default by the Issuer (or any other obligor upon the Notes) of which it has actual knowledge in the making of any payment required to be made with respect to the Notes;

          (iii) at any time during the continuance of any such default, upon the written request of the Indenture Trustee, forthwith pay to the Indenture Trustee all sums so held in trust by such Note Paying Agent;

          (iv) immediately resign as a Note Paying Agent and forthwith pay to the Indenture Trustee all sums held by it in trust for the payment of Notes if at any time it ceases to meet the standards required to be met by a Note Paying Agent at the time of its appointment; and

          (v) comply with all requirements of the Code with respect to the withholding from any payments made by it on any Notes of any applicable withholding taxes imposed thereon and with respect to any applicable reporting requirements in connection therewith.

          The Issuer may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, by Issuer Order direct any Note Paying Agent to pay to the Indenture Trustee all sums held in trust by such Note Paying Agent, such sums to be held by the Indenture Trustee upon the same trusts as those upon which the sums were held by such Note Paying Agent; and upon such a payment by any Note Paying Agent to the Indenture Trustee, such Note Paying Agent shall be released from all further liability with respect to such money.

          Subject to applicable laws with respect to the escheat of funds, any money held by the Indenture Trustee or any Note Paying Agent in trust for the payment of any amount due with respect to any Note and remaining unclaimed for two years after such amount has become due and payable shall be discharged from such trust and be paid to the Issuer on Issuer Request, and shall be deposited by the Indenture Trustee in the Collection Account; and the Holder of such Note shall thereafter, as an unsecured general creditor, look only to the Issuer for payment thereof (but only to the extent of the amounts so paid to the Issuer), and all liability of the Indenture Trustee or such Note Paying Agent with respect to such trust money shall thereupon cease.

          SECTION 3.4.  Existence.  Except as otherwise permitted by the
                        ---------
provisions of Section 3.10, the Issuer will keep in full effect its existence, rights and franchises as a business trust under the laws of the State of Delaware (unless it becomes, or any successor Issuer hereunder is or becomes, organized under the laws of any other state or of the United States of America, in which case the Issuer will keep in full effect its existence, rights and franchises under the laws of such other jurisdiction) and will obtain and preserve its qualification to do business in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Indenture, the Trust Property, the Notes, and each other instrument or agreement included in the Trust Property.

          SECTION 3.5.  Protection of Trust Property.  The Issuer intends the
                        ----------------------------
security interest granted pursuant to this Indenture in favor of the Issuer Secured Parties to be prior to all other liens in respect of the Trust Property, and the Issuer shall take all actions necessary to obtain and maintain, in favor of the Indenture Trustee, for the benefit of the Issuer Secured Parties, a first lien on and a first priority, perfected security interest in the Trust Property. The Issuer will from time to time prepare (or shall cause to be prepared), execute and deliver all such supplements and amendments hereto and all such financing statements, continuation statements, instruments of further assurance and other instruments, and will take such other action necessary or advisable to:

          (i)    Grant more effectively all or any portion of the Trust
     Property;

          (ii) maintain or preserve the lien and security interest (and the priority thereof) in favor of the Indenture Trustee for the benefit of the Issuer Secured Parties created by this Indenture or carry out more effectively the purposes hereof;

          (iii) perfect, publish notice of or protect the validity of any Grant made or to be made by this Indenture;

          (iv)   enforce any of the Collateral;

          (v) preserve and defend title to the Trust Property and the rights of the Indenture Trustee in such Trust Property against the claims of all persons and parties; and

          (vi) pay all taxes or assessments levied or assessed upon the Trust Property when due.

The Issuer hereby designates the Indenture Trustee its agent and attorney-in-fact to execute any financing statement, continuation statement or other instrument required by the Indenture Trustee pursuant to this Section; provided
                                                                       --------
that, such designation shall not be deemed to create a duty in the Indenture Trustee or the Indenture Trustee to monitor the compliance of the Issuer with respect to its duties under this Section 3.5 or the adequacy of any financing statement, continuation statement or other instrument prepared by the Issuer.

          SECTION 3.6.  Opinions as to Trust Property.
                        -----------------------------
          (a) On the Closing Date, the Issuer shall furnish to the Indenture Trustee and the Credit Enhancer an Opinion of Counsel stating that, in the opinion of such counsel, such actions have been taken with respect to the recording and filing of this Indenture, any indentures supplemental hereto, and any other requisite documents, and with respect to the execution and filing of any financing statements and continuation statements, as are necessary to perfect and make effective the first priority lien and security interest in favor of the Indenture Trustee, for the benefit of the Issuer Secured Parties, created by this Indenture.

          (b) Within 90 days after the beginning of each calendar year, beginning with the first calendar year beginning more than six months after the Closing Date, the Issuer shall furnish to the Indenture Trustee and the Credit Enhancer, an Opinion of Counsel either stating that, in the opinion of such counsel, such actions have been taken with respect to the recording, filing, re-recording and refiling of this Indenture, any indentures supplemental hereto and any other requisite documents and with respect to the execution and filing of any financing statements and continuation statements as are necessary to maintain the lien and security interest created by this Indenture and reciting the details of such action or stating that in the opinion of such counsel, no such action is necessary to maintain such lien and security interest. Such Opinion of Counsel shall also describe the recording, filing, re-recording and refiling of this Indenture, any indentures supplemental hereto and any other requisite documents and the execution and filing of any financing statements and continuation statements that will, in the opinion of such counsel, be required to maintain the lien and security interest of this Indenture.

          SECTION 3.7.  Performance of Obligations; Servicing of Mortgage Loans.
                        -------------------------------------------------------
          (a) The Issuer will not take any action and will use its best efforts not to permit any action to be taken by others that would release any Person from any of such Person's material covenants or obligations under any instrument or agreement included in the Trust Property or that would result in the amendment, hypothecation, subordination, termination or discharge of, or impair the validity or effectiveness of, any such instrument or agreement, except as ordered by any bankruptcy or other court or as expressly provided in this Indenture, the Basic Documents or such other instrument or agreement.

          (b) The Issuer may contract with other Persons acceptable to the Credit Enhancer to assist it in performing its duties under this Indenture, and any performance of such duties by a Person identified to the Indenture Trustee and the Credit Enhancer in an Officer's Certificate of the Issuer shall be deemed to be action taken by the Issuer. Initially, the Issuer has contracted with the Servicer to assist the Issuer in performing its duties under this Indenture.

          (c) The Issuer will punctually perform and observe all of its obligations and agreements contained in this Indenture, the Basic Documents and in the instruments and agreements included in the Trust Property, including, but not limited, to preparing (or causing to be prepared) and filing (or causing to be filed) all UCC financing statements and continuation statements required to be filed by the terms of this Indenture and the Sale and Servicing Agreement in accordance with and within the time periods provided for herein and therein. Except as otherwise expressly provided therein, the Issuer shall not waive, amend, modify, supplement or terminate any Basic Document or any provision thereof without the consent of the Indenture Trustee, the Credit Enhancer or the Holders of at least a majority of the Outstanding Amount of the Notes.

          (d) If a Responsible Officer of the Owner Trustee shall have actual knowledge of the occurrence of an Event of Servicing Termination under the Sale and Servicing Agreement, the Issuer shall promptly notify the Indenture Trustee, the Credit Enhancer and the Rating Agencies thereof in accordance with Section 11.4, and shall specify in such notice the action, if any, the Issuer is taking in respect of such default. If an Event of Servicing Termination shall arise from the failure of the Servicer to perform any of its duties or obligations under the Sale and Servicing Agreement with respect to the Mortgage Loans, the Issuer shall take all reasonable steps available to it to remedy such failure.

          (e) The Issuer agrees that it will not waive timely performance or observance by the Servicer or the Sponsor of their respective duties under the Basic Documents (x) without the prior consent of the Credit Enhancer or (y) if the effect thereof would adversely affect the Holders of the Notes.

          SECTION 3.8.  Negative Covenants.  So long as any Notes are
                        ------------------
Outstanding, the Issuer shall not:

          (i) except as expressly permitted by this Indenture or the Basic Documents, sell, transfer, exchange or otherwise dispose of any of the properties or assets of the Issuer, including those included in the Trust Property, without the consent of the Credit Enhancer (which consent may not be unreasonably withheld; provided, that if a Credit Enhancer Default has
                               --------
     occurred and is continuing, the Noteholders representing 66-2/3% of the Noteholders may direct the Indenture Trustee to sell or dispose of the Trust Property if the Indenture Trustee receives the Liquidation Price, as described in Section 12.1.

          (ii) claim any credit on, or make any deduction from the principal or interest payable in respect of, the Notes (other than amounts properly withheld from such payments under the Code) or assert any claim against any present or former Noteholder by reason of the payment of the taxes levied or assessed upon any part of the Trust Property; or

          (iii) (A) permit the validity or effectiveness of this Indenture to be impaired, or permit the lien in favor of the Indenture Trustee created by this Indenture to be amended, hypothecated, subordinated, terminated or discharged, or permit any Person to be released from any covenants or obligations with respect to the Notes under this Indenture except as may be expressly permitted hereby, (B) permit any lien, charge, excise, claim, security interest, mortgage or other encumbrance (other than the lien of this Indenture) to be created on or extend to or otherwise arise upon or burden the Trust Property or any part thereof or any interest therein or the proceeds thereof (other than tax liens, mechanics' liens and other liens that arise by operation of law, in each case on a Mortgaged Property and arising solely as a result of an action or omission of the related Obligor), (C) permit the lien of this Indenture not to constitute a valid first priority (other than with respect to any such tax, mechanics' or other lien) security interest in the Trust Property or (D) amend, modify or fail to comply with the provisions of the Basic Documents without the prior written consent of the Credit Enhancer, which consent may not be unreasonably withheld.

          SECTION 3.9.  Annual Statement as to Compliance.  The Issuer will
                        ---------------------------------
deliver to the Indenture Trustee and the Credit Enhancer, within 90 days after the end of each fiscal year of the Issuer (commencing with the fiscal year ended December 31, 1998), and otherwise in compliance with the requirements of TIA
Section 314(a)(4) an Officer's Certificate stating, as to the Authorized Officer signing such Officer's Certificate, that

          (i) a review of the activities of the Issuer during such year and of performance under this Indenture has been made under such Authorized Officer's supervision; and

          (ii) to the best of such Authorized Officer's knowledge, based on such review, the Issuer has complied with all conditions and covenants under this Indenture throughout such year, or, if there has been a default in the compliance of any such condition or covenant, specifying each such default known to such Authorized Officer and the nature and status thereof.

          SECTION 3.10.  Issuer May Not Consolidate or Transfer Assets.
                         ---------------------------------------------

          (a) The Issuer may not consolidate or merge with or into any other Person.

          (b) Except as otherwise provided in the Sale and Servicing Agreement, the Issuer shall not convey or transfer all or substantially all of its properties or assets, including those included in the Trust Property, to any Person.

          SECTION 3.11.  No Other Business.  The Issuer shall not engage in
                         -----------------
any business other than purchasing, owning, selling and managing the Mortgage Loans and other assets in the manner contemplated by this Indenture and the Basic Documents and activities incidental thereto.

          SECTION 3.12.  No Borrowing.  The Issuer shall not issue, incur,
                         ------------
assume, guarantee or otherwise become liable, directly or indirectly, for any Indebtedness except for (i) the Notes, (ii) obligations owing from time to time to the Credit Enhancer under the Insurance Agreement and (iii) any other Indebtedness permitted by or arising under the Basic Documents. The proceeds of the Notes and the Certificates shall be used exclusively to fund the Issuer's purchase of the Mortgage Loans and the other assets specified in the Sale and Servicing Agreement, to fund the Funding Account and the Capitalized Interest Account and the Spread Account and to pay the Issuer's organizational, transactional and start-up expenses.

          SECTION 3.13.  Servicer's Obligations.  The Issuer shall cause the
                         ----------------------
Servicer to comply with Sections 3.10 and 4.01 of the Sale and Servicing Agreement and Section 8.5 herein.

          SECTION 3.14.  Guarantees, Loans, Advances and Other Liabilities.
                         -------------------------------------------------
Except as contemplated by the Sale and Servicing Agreement or this Indenture, the Issuer shall not make any loan or advance or credit to, or guarantee (directly or indirectly or by an instrument having the effect of assuring another's payment or performance on any obligation or capability of so doing or otherwise), endorse or otherwise become contingently liable, directly or indirectly, in connection with the obligations, stocks or dividends of, or own, purchase, repurchase or acquire (or agree contingently to do so) any stock, obligations, assets or securities of, or any other interest in, or make any capital contribution to, any other Person.

          SECTION 3.15.  Capital Expenditures.  The Issuer shall not make any
                         --------------------
expenditure (by long-term or operating lease or otherwise) for capital assets (either realty or personality).

          SECTION 3.16.  Compliance with Laws.  The Issuer shall comply with
                         --------------------
the requirements of all applicable laws, the non-compliance with which would, individually or in the aggregate, materially and adversely affect the ability of the Issuer to perform its obligations under the Notes, this Indenture or any Basic Document.

          SECTION 3.17.  Restricted Payments.  The Issuer shall not, directly
                         -------------------
or indirectly, (i) pay any dividend or make any distribution (by reduction of capital or otherwise), whether in cash, property, securities or a combination thereof, to the Owner Trustee or any owner of a beneficial interest in the Issuer or otherwise with respect to any ownership or equity interest or security in or of the Issuer or to the Servicer, (ii) redeem, purchase, retire or otherwise acquire for value any such ownership or equity interest or security or
(iii) set aside or otherwise segregate any amounts for any such purpose; provided, however, that the Issuer may make, or cause to be made, distributions
--------  -------
to the Servicer, the Owner Trustee, the Indenture Trustee and the Certificateholders as permitted by, and to the extent funds are available for such purpose under, the Sale and Servicing Agreement, this Indenture, or Trust Agreement. The Issuer will not, directly or indirectly, make payments to or distributions from the Collection Account except in accordance with this Indenture and the Basic Documents.

          SECTION 3.18.  Notice of Rapid Amortization Events and Events of
                         -------------------------------------------------
Servicing Termination.  Upon a Responsible Officer of the Owner Trustee having
---------------------
actual knowledge thereof, the Issuer agrees to give the Indenture Trustee, the Credit Enhancer and the Rating Agencies prompt written notice of each Rapid Amortization Event hereunder or Event of Servicing Termination under the Sale and Servicing Agreement.

          SECTION 3.19.  Further Instruments and Acts.  Upon request of the
                         ----------------------------
Indenture Trustee or the Credit Enhancer, the Issuer will execute and deliver such further instruments and do such further acts as may be reasonably necessary or proper to carry out more effectively the purpose of this Indenture.

          SECTION 3.20.  Amendments of Sale and Servicing Agreement and Trust
                         ----------------------------------------------------
Agreement.  The Issuer shall not agree to any amendment to Section 9.01 of the
---------
Sale and Servicing Agreement or Section 11.1 of the Trust Agreement to eliminate the requirements thereunder that the Indenture Trustee, the Credit Enhancer or the Holders of the Notes consent to amendments thereto as provided therein.

          SECTION 3.21.  Income Tax Characterization.  For purposes of federal
                         ---------------------------
income, state and local income and franchise and any other income taxes, the Issuer and the Noteholders will treat the Notes as indebtedness of the Sponsor and hereby instructs the Indenture Trustee to treat the Notes as indebtedness of the Sponsor for federal and state tax reporting purposes.

                                  ARTICLE IV.

                           Satisfaction and Discharge
                           --------------------------

          SECTION 4.1.  Satisfaction and Discharge of Indenture.  Upon payment
                        ---------------------------------------
in full of the Notes, this Indenture shall cease to be of further effect with respect to the Notes except as to (i) rights of registration of transfer and exchange, (ii) substitution of mutilated, destroyed, lost or stolen Notes, (iii) rights of Noteholders to receive payments of principal thereof and interest thereon, (iv) Sections 3.3, 3.4, 3.5, 3.8, 3.10, 3.12, 3.13, 3.20 and 3.21, (v) the rights, obligations and immunities of the Indenture Trustee hereunder (including the rights of the Indenture Trustee under Section 6.7 and the obligations of the Indenture Trustee under Section 4.2) and
(vi) the rights of Noteholders as beneficiaries hereof with respect to the property so deposited with the Indenture Trustee payable to all or any of them, and the Indenture Trustee, on demand of and at the expense of the Issuer, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture with respect to the Notes, when

          (A)  either

          (1) all Notes theretofore authenticated and delivered (other than (i) Notes that have been destroyed, lost or stolen and that have been replaced or paid as provided in Section 2.4 and (ii) Notes for which payment money has theretofore been deposited in trust or segregated and held in trust by the Issuer and thereafter repaid to the Issuer or discharged from such trust, as provided in Section 3.3) have been delivered to the Indenture Trustee for cancellation and the Note Policy has terminated and been returned to the Credit Enhancer for cancellation and all amounts owing to the Credit Enhancer have been paid in full; or

          (2) all Notes not theretofore delivered to the Indenture Trustee for cancellation

               (i)  have become due and payable,

               (ii) will become due and payable at their respective Final Scheduled Distribution Dates within one year, or

               (iii) are to be called for redemption within one year under arrangements satisfactory to the Indenture Trustee for the giving of notice of redemption by the Indenture Trustee in the name, and at the expense, of the Issuer, and in the case of (i), (ii) or (iii) above

          (A) the Issuer, has irrevocably deposited or caused to be irrevocably deposited with the Indenture Trustee cash or direct obligations of or obligations guaranteed by the United States of America (which will mature prior to the date such amounts are payable), in trust for such purpose, in an amount sufficient to pay and discharge the entire indebtedness on such Notes not theretofore delivered to the Indenture Trustee for cancellation when due on the Final Scheduled Distribution Date or Redemption Date (if Notes shall have been called for redemption pursuant to Section 10.1(a)), as the case may be;

          (B) the Issuer has paid or caused to be paid all Credit Enhancer Issuer Secured Obligations and all Indenture Trustee Issuer Secured Obligations; and

          (C) the Issuer has delivered to the Indenture Trustee and the Credit Enhancer an Officer's Certificate, an Opinion of Counsel and if required by the TIA, the Indenture Trustee or the Credit Enhancer an Independent Certificate from a firm of certified public accountants, each meeting the applicable requirements of Section 11.1(a) and each stating that all conditions precedent herein provided relating to the satisfaction and discharge of this Indenture have been complied with.

          SECTION 4.2.  Application of Trust Money.  All monies deposited with
                        --------------------------
the Indenture Trustee pursuant to Section 4.1 hereof shall be held in trust and applied by it, in accordance with the provisions of the Notes and this Indenture, to the payment, either directly or through any Note Paying Agent, as the Indenture Trustee may determine, to the Holders of the particular Notes for the payment or redemption of which such monies have been deposited with the Indenture Trustee, of all sums due and to become due thereon for principal and interest.

          SECTION 4.3.  Repayment of Monies Held by Note Paying Agent.  In
                        ---------------------------------------------
connection with the satisfaction and discharge of this Indenture with respect to the Notes, all monies then held by any Note Paying Agent other than the Indenture Trustee under the provisions of this Indenture with respect to such Notes shall, upon demand of the Issuer, be paid to the Indenture Trustee to be held and applied according to Section 3.3 and thereupon such Note Paying Agent shall be released from all further liability with respect to such monies.

                                  ARTICLE V.

                                   Remedies
                                   --------

          SECTION 5.1.  Rights Upon a Rapid Amortization Event.  If a Rapid
                        --------------------------------------
Amortization Event as described in Article XII shall have occurred and be continuing, the Rapid Amortization Period shall immediately commence and the Class A Noteholders shall be entitled on each Distribution Date to an amount equal to the Maximum Principal Payment. The rights contained in this Article V are in addition to any rights which the Noteholders possess pursuant to Article XII.

          SECTION 5.2.  Limitation of Suits.  No Holder of any Note shall have
                        -------------------
any right to institute any proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless:

          (i) such Holder has previously given written notice to the Indenture Trustee of a continuing Rapid Amortization Event;

          (ii) the Holders of not less than 25% of the Outstanding Amount of the Notes have made written request to the Indenture Trustee to institute such proceeding in respect of such Rapid Amortization Event in its own name as Indenture Trustee hereunder;

          (iii) such Holder or Holders have offered to the Indenture Trustee indemnity reasonably satisfactory to it against the costs, expenses and liabilities to be incurred in complying with such request;

          (iv) the Indenture Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute such proceedings;

          (v) no direction inconsistent with such written request has been given to the Indenture Trustee during such 60-day period by the Holders of a majority of the Outstanding Amount of the Notes; and

          (vi) a Credit Enhancer Default shall have occurred and be continuing;

it being understood and intended that no Holders of Notes shall have any right in any manner whatsoever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other Holders of Notes or to obtain or to seek to obtain priority or preference over any other Holders or to enforce any right under this Indenture, except in the manner herein provided.

          In the event the Indenture Trustee shall receive conflicting or inconsistent requests and indemnity from two or more groups of Holders of Notes, each representing less than a majority of the Outstanding Amount of the Notes, the Indenture Trustee in its sole discretion may determine what action, if any, shall be taken, notwithstanding any other provisions of this Indenture.

          SECTION 5.3.  Unconditional Rights of Noteholders To Receive
                        ----------------------------------------------
Principal and Interest.  Notwithstanding any other provisions in this Indenture,
----------------------
the Holder of any Note shall have the right, which is absolute and unconditional, to receive payment of the principal of and interest, if any, on such Note on or after the respective due dates thereof expressed in such Note or in this Indenture (or, in the case of redemption, on or after the Redemption
Date) and to institute suit for the enforcement of any such payment, and such right shall not be impaired without the consent of such Holder.

          SECTION 5.4.  Restoration of Rights and Remedies.  If the Controlling
                        ----------------------------------
Party or any Noteholder has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, then and in every such case the Issuer, the Indenture Trustee and the Noteholders shall, subject to any determination in such proceeding, be restored severally and respectively to their former positions hereunder, and thereafter all rights and remedies of the Indenture Trustee and the Noteholders shall continue as though no such proceeding had been instituted.

          SECTION 5.5.  Rights and Remedies Cumulative.  No right or remedy
                        ------------------------------
herein conferred upon or reserved to the Controlling Party or to the Noteholders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

          SECTION 5.6.  Delay or Omission Not a Waiver.  No delay or omission
                        ------------------------------
of the Controlling Party or any Holder of any Note to exercise any right or remedy accruing upon any Default or Rapid Amortization Event shall impair any such right or remedy or constitute a waiver of any such Default or Rapid Amortization Event or an acquiescence therein. Every right and remedy given by this Article V or by law to the Indenture Trustee or to the Noteholders may be exercised from time to time, and as often as may be deemed expedient, by the Indenture Trustee or by the Noteholders, as the case may be.

          SECTION 5.7.  Control by Noteholders.  If the Indenture Trustee is
                        ----------------------
the Controlling Party, the Holders of a majority of the Outstanding Amount of the Notes, with the consent of the Credit Enhancer, shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Indenture Trustee pursuant to Section 12.1 with respect to the Notes or exercising any trust or power conferred on the Indenture Trustee; provided that

          (i) such direction shall not be in conflict with any rule of law or with this Indenture;

          (ii) the Indenture Trustee may take any other action deemed proper by the Indenture Trustee that is not inconsistent with such direction;

provided, however, that, subject to Section 6.1, the Indenture Trustee need not
--------  -------
take any action that it determines might involve it in liability or might materially adversely affect the rights of any Noteholders not consenting to such action.

          SECTION 5.8.  Undertaking for Costs.  All parties to this Indenture
                        ---------------------
agree, and each Holder of any Note by such Holder's acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Indenture Trustee for any action taken, suffered or omitted by it as Indenture Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section shall not apply to (a) any suit instituted by the Indenture Trustee, (b) any suit instituted by any Noteholder, or group of Noteholders, in each case holding in the aggregate more than 10% of the Outstanding Amount of the Notes or (c) any suit instituted by any Noteholder for the enforcement of the payment of principal of or interest on any Note on or after the respective due dates expressed in such Note and in this Indenture (or, in the case of redemption, on or after the Redemption Date).

          SECTION 5.9.  Waiver of Stay or Extension Laws.  The Issuer covenants
                        --------------------------------
(to the extent that it may lawfully do so) that it will not at any time insist upon, or plead or in any manner whatsoever, claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, that may affect the covenants or the performance of this Indenture; and the Issuer (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law, and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Indenture Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

          SECTION 5.10.  Action on Notes.  The Indenture Trustee's right to
                         ---------------
seek and recover judgment on the Notes or under this Indenture shall not be affected by the seeking, obtaining or application of any other relief under or with respect to this Indenture. Neither the lien of this Indenture nor any rights or remedies of the Indenture Trustee or the Noteholders shall be impaired by the recovery of any judgment by the Indenture Trustee against the Issuer or by the levy of any execution under such judgment upon any portion of the Trust Property or upon any of the assets of the Issuer.

          SECTION 5.11.  Performance and Enforcement of Certain Obligations.
                         --------------------------------------------------

          (a) Promptly following a request from the Indenture Trustee to do so and at the Servicer's expense, the Issuer agrees to take all such lawful action as the Indenture Trustee may request to compel or secure the performance and observance by the Sponsor and the Servicer, as applicable, of each of their obligations to the Issuer under or in connection with the Sale and Servicing Agreement in accordance with the terms thereof, and to exercise any and all rights, remedies, powers and privileges lawfully available to the Issuer under or in connection with the Sale and Servicing Agreement to the extent and in the manner directed by the Indenture Trustee, including the transmission of notices of default on the part of the Sponsor or the Servicer thereunder and the institution of legal or administrative actions or proceedings to compel or secure performance by the Sponsor or the Servicer of each of their obligations under the Sale and Servicing Agreement.

          (b) If the Indenture Trustee is a Controlling Party and if a Rapid Amortization Event has occurred and is continuing, the Indenture Trustee may, and, at the written direction of the Holders of 66-2/3% of the Outstanding Amount of the Notes shall, exercise all rights, remedies, powers, privileges and claims of the Issuer against the Sponsor or the Servicer under or in connection with the Sale and Servicing Agreement, including the right or power to take any action to compel or secure performance or observance by the Sponsor or the Servicer of each of their obligations to the Issuer thereunder and to give any consent, request, notice, direction, approval, extension or waiver under the Sale and Servicing Agreement, and any right of the Issuer to take such action shall be suspended.

          SECTION 5.12.  Subrogation.  The Indenture Trustee shall receive as
                         -----------
attorney-in-fact of each Noteholder any Note Policy Claim Amount from the Credit Enhancer. Any and all Note Policy Claim Amounts disbursed by the Indenture Trustee from claims made under the Note Policy shall not be considered payment by the Trust or from the Spread Account with respect to such Notes, and shall not discharge the obligations of the Trust with respect thereto. The Credit Enhancer shall, to the extent it makes any payment with respect to the Notes, become subrogated to the rights of the recipient of such payments to the extent of such payments. Subject to and conditioned upon any payment with respect to the Notes by or on behalf of the Credit Enhancer, the Indenture Trustee shall assign to the Credit Enhancer all rights to the payment of interest or principal with respect to the Notes which are then due for payment to the extent of all payments made by the Credit Enhancer, and the Credit Enhancer may exercise any option, vote right, power or the like with respect to the Notes to the extent that it has made payment pursuant to the Note Policy.

          SECTION 5.13.  Preference Claims.
                         -----------------

          (a) In the event that the Indenture Trustee has received a certified copy of an order of the appropriate court that any payment on a Note has been avoided in whole or in part as a preference payment under applicable bankruptcy law, the Indenture Trustee shall so notify the Credit Enhancer, shall comply with the provisions of the Note Policy to obtain payment by the Credit Enhancer of such avoided payment, and shall, at the time it provides notice to the Credit Enhancer, notify Holders of the Notes by mail that, in the event that any Noteholder's payment is so recoverable, such Noteholder will be entitled to payment pursuant to the terms of the Note Policy. The Indenture Trustee shall furnish to the Credit Enhancer at its written request, the requested records it holds in its possession evidencing the payments of principal of and interest on Notes, if any, which have been made by the Indenture Trustee and subsequently recovered from Noteholders, and the dates on which such payments were made. Pursuant to the terms of the Note Policy, the Credit Enhancer will make such payment on behalf of the Noteholder to the receiver, conservator, debtor-in-possession or trustee in bankruptcy named in the Final Order (as defined in the Note Policy) and not to the Indenture Trustee or any Noteholder directly.

          (b) The Indenture Trustee shall promptly notify the Credit Enhancer of any proceeding or the institution of any action (of which the Indenture Trustee has actual knowledge) seeking the avoidance as a preferential transfer under applicable bankruptcy, insolvency, receivership, rehabilitation or similar law (a "Preference Claim") of any distribution made with respect to the Notes. Each Holder, by its purchase of Notes, and the Indenture Trustee hereby agree that so long as a Credit Enhancer Default shall not have occurred and be continuing, the Credit Enhancer may at any time during the continuation of any proceeding relating to a Preference Claim direct all matters relating to such Preference Claim including, without limitation, (i) the direction of any appeal of any order relating to any Preference Claim and (ii) the posting of any surety, supersedes or performance bond pending any such appeal at the expense of the Credit Enhancer, but subject to reimbursement as provided in the Insurance Agreement. In addition, and without limitation of the foregoing, as set forth in
Section 5.12, the Credit Enhancer shall be subrogated to, and each Noteholder and the Indenture Trustee hereby delegate and assign, to the fullest extent permitted by law, the rights of the Indenture Trustee and each Noteholder in the conduct of any proceeding with respect to a Preference Claim, including, without limitation, all rights of any party to an adversary proceeding action with respect to any court order issued in connection with any such Preference Claim.

                                  ARTICLE VI.


                             The Indenture Trustee
                             ---------------------

          SECTION 6.1.  Duties of Indenture Trustee.
                        ---------------------------
          (a) If a Rapid Amortization Event has occurred and is continuing, the Indenture Trustee shall exercise the rights and powers vested in it by this Indenture and the Basic Documents and use the same degree of care and skill in its exercise as a prudent person would exercise or use under the circumstances in the conduct of such person's own affairs; provided, however, that if the Indenture Trustee is acting as Servicer, it shall use the same degree of care and skill as is required of the Servicer under the Sale and Servicing Agreement.

          (b)  Except during the continuance of a Rapid Amortization Event:

          (i) The Indenture Trustee undertakes to perform such duties and only such duties as are specifically set forth in this Indenture and no implied covenants or obligations shall be read into this Indenture against the Indenture Trustee; and

          (ii) in the absence of bad faith on its part, the Indenture Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Indenture Trustee and conforming to the requirements of this Indenture; however, the Indenture Trustee shall examine the certificates and opinions to determine whether or not they conform on their face to the requirements of this Indenture.

          (c) The Indenture Trustee may not be relieved from liability for its own negligent action, its own negligent failure to act or its own willful misconduct, except that:

          (i) this paragraph does not limit the effect of paragraph (b) of this Section;

          (ii) the Indenture Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer unless it is proved that the Indenture Trustee was negligent in ascertaining the pertinent facts;

          (iii) the Indenture Trustee shall not be liable with respect to any action it takes or omits to take in good faith in accordance with a direction received by it pursuant to Section 5.12; and

          (iv) the Indenture Trustee shall not be charged with knowledge of any failure by the Servicer to comply with the obligations of the Servicer referred to in clauses (i) and (ii) of Section 6.01 of the Sale and Servicing Agreement unless a Responsible Officer of the Indenture Trustee at the Corporate Trust Office obtains actual knowledge of such failure or occurrence or the Indenture Trustee receives written notice of such failure or occurrence from the Servicer, the Credit Enhancer or the Holders of Notes evidencing Voting Rights aggregating not less than 51%.

          (d) The Indenture Trustee shall not be liable for interest on any money received by it except as the Indenture Trustee may agree in writing with the Issuer.

          (e) No provision of this Indenture shall require the Indenture Trustee to expend or risk its own funds or otherwise incur financial liability in the performance of any of its duties hereunder or in the exercise of any of its rights or powers, if it shall have reasonable grounds to believe that repayment of such funds or indemnity reasonably satisfactory to it against such risk or liability is not reasonably assured to it.

          (f) Every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Indenture Trustee shall be subject to the provisions of this Section and to the provisions of the TIA.

          (g) The Indenture Trustee shall, upon three Business Day's prior written notice to the Indenture Trustee, permit any representative of the Credit Enhancer, during the Indenture Trustee's normal business hours, to examine all books of account, records, reports and other papers of the Indenture Trustee relating to the Notes, to make copies and extracts therefrom and to discuss the Indenture Trustee's affairs and actions, as such affairs and actions relate to the Indenture Trustee's duties with respect to the Notes, with the Indenture Trustee's officers and employees responsible for carrying out the Indenture Trustee's duties with respect to the Notes.

          (h) The Indenture Trustee shall, and hereby agrees that it will, perform all of the obligations and duties required of it under the Sale and Servicing Agreement.

          (i) The Indenture Trustee shall, and hereby agrees that it will, hold the Note Policy in trust, and will hold any proceeds of any claim on the Note Policy in trust solely for the use and benefit of the Noteholders.

          (j) In no event shall The First National Bank of Chicago, in any of its capacities hereunder, be deemed to have assumed any duties of the Owner Trustee under the Delaware Business Trust Statute, common law, or the Trust Agreement.

          SECTION 6.2.  Rights of Indenture Trustee.
                        ---------------------------

          (a) The Indenture Trustee may rely on any document reasonably believed by it to be genuine and to have been signed or presented by the proper person. The Indenture Trustee need not investigate any fact or matter stated in the document.

          (b) Before the Indenture Trustee acts or refrains from acting, it may require an Officer's Certificate or an Opinion of Counsel. The Indenture Trustee shall not be liable for any action it takes or omits to take in good faith in reliance on the Officer's Certificate or Opinion of Counsel.

          (c) The Indenture Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys or a custodian or nominee.

          (d) The Indenture Trustee shall not be liable for any action it takes or omits to take in good faith which it believes to be authorized or within its rights or powers; provided, however, that the Indenture Trustee's conduct
                  --------  -------
does not constitute willful misconduct, negligence or bad faith.

          (e) The Indenture Trustee may consult with counsel, and the advice or opinion of counsel with respect to legal matters relating to this Indenture and the Notes shall be full and complete authorization and protection from liability in respect to any action taken, omitted or suffered by it hereunder in good faith and in accordance with the advice or opinion of such counsel.

          (f) The Indenture Trustee shall be under no obligation to institute, conduct or defend any litigation under this Indenture or in relation to this Indenture, at the request, order or direction of any of the Holders of Notes or the Controlling Party, pursuant to the provisions of this Indenture, unless such Holders of Notes or the Controlling Party shall have offered to the Indenture Trustee reasonable security or indemnity against the costs, expenses and liabilities that may be incurred therein or thereby; provided, however, that the
                                                     --------  -------
Indenture Trustee shall, upon the
occurrence of a Rapid Amortization Event or Event of Servicing Termination as defined in the Sale and Servicing Agreement (that has not been cured or waived), exercise the rights and powers vested in it by this Indenture or the Sale and Servicing Agreement with reasonable care and skill.

          (g) The Indenture Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document, unless requested in writing to do so by the Credit Enhancer or by the Holders of Notes evidencing not less than 25% of the Outstanding Amount thereof; provided, however, that if the payment within a
                            --------  -------
reasonable time to the Indenture Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Indenture Trustee, not reasonably assured to the Indenture Trustee by the security afforded to it by the terms of this Indenture or the Sale and Servicing Agreement, the Indenture Trustee may require indemnity reasonably satisfactory to it against such cost, expense or liability as a condition to so proceeding; the reasonable expense of every such examination shall be paid by the Person making such request, or, if paid by the Indenture Trustee shall be reimbursed by the Person making such request upon demand.

          (h) The Indenture Trustee shall not be accountable, shall have no liability and makes no representation as to any acts or omissions hereunder of the Servicer until such time as the Indenture Trustee may be required to act as Servicer.

          SECTION 6.3.  Individual Rights of Indenture Trustee.  The Indenture
                        --------------------------------------
Trustee in its individual or any other capacity may become the owner or pledgee of Notes and may otherwise deal with the Issuer or its Affiliates with the same rights it would have if it were not Indenture Trustee. Any Note Paying Agent, Note Registrar, co-registrar or co-paying agent may do the same with like rights. However, the Indenture Trustee must comply with Sections 6.11 and 6.12.

          SECTION 6.4.  Indenture Trustee's Disclaimer.  The Indenture Trustee
                        ------------------------------
shall not be responsible for and makes no representation as to the validity or adequacy of this Indenture, the Trust Property or the Notes, it shall not be accountable for the Issuer's use of the proceeds from the Notes, and it shall not be responsible for any statement of the Issuer in the Indenture or in any document issued in connection with the sale of the Notes or in the Notes other than the Indenture Trustee's certificate of authentication.

          SECTION 6.5.  Notice of Defaults.  If a Rapid Amortization Event or
                        ------------------
an Event of Servicing Termination occurs and is continuing and if it is either known by, or written notice of the existence thereof has been delivered to, a Responsible Officer of the Indenture Trustee, the Indenture Trustee shall mail to each Noteholder of such event within 90 days after such knowledge or notice occurs. Except in the case of a Default in payment of principal of or interest on any Note, the Indenture Trustee may withhold the notice if and so long as a committee of its Responsible Officers in good faith determines that withholding the notice is in the interests of Noteholders.

          SECTION 6.6.  Reports by Indenture Trustee to Holders.  Upon written
                        ---------------------------------------
request, the Note Paying Agent or the Servicer shall on behalf of the Issuer deliver to each

Noteholder such information as may be reasonably required to enable such Holder to prepare its Federal and state income tax returns required by law.

          SECTION 6.7.  Compensation and Indemnity.
                        --------------------------

          (a) Pursuant to Section 8.3 and subject to Section 6.10 herein, the Issuer shall, or shall cause the Servicer to, pay to the Indenture Trustee from time to time compensation for its services. The Indenture Trustee's compensation shall not be limited by any law on compensation of a trustee of an express trust. The Issuer shall or shall cause the Servicer to reimburse the Indenture Trustee for all reasonable out-of-pocket expenses incurred or made by it, including costs of collection, in addition to the compensation for its services. Such expenses shall include the reasonable compensation and expenses, disbursements and advances of the Indenture Trustee's agents, counsel, accountants and experts. The Issuer shall or shall cause the Servicer to indemnify the Indenture Trustee and its respective officers, directors, employees and agents against any and all loss, liability or expense (including attorneys' fees and expenses) incurred by each of them in connection with the acceptance or the administration of this trust and the performance of its duties hereunder. The Indenture Trustee shall notify the Issuer and the Servicer promptly of any claim for which it may seek indemnity. Failure by the Indenture Trustee to so notify the Issuer and the Servicer shall not relieve the Issuer of its obligations hereunder or the Servicer of its obligations under Article VIII of the Sale and Servicing Agreement. The Issuer shall or shall cause the Servicer to defend the claim, the Indenture Trustee may have separate counsel and the Issuer shall or shall cause the Servicer to pay the fees and expenses of such counsel. Neither the Issuer nor the Servicer need reimburse any expense or indemnify against any loss, liability or expense incurred by the Indenture Trustee through the Indenture Trustee's own willful misconduct, negligence or bad faith.

          (b) The Issuer's payment obligations to the Indenture Trustee pursuant to this Section shall survive the discharge of this Indenture. Notwithstanding anything else set forth in this Indenture or the Basic Documents, the Indenture Trustee agrees that the obligations of the Issuer (but not the Servicer) to the Indenture Trustee hereunder and under the Basic Documents shall be recourse to the Trust Property only and specifically shall not be recourse to the assets of the Issuer or any Securityholder. In addition, the Indenture Trustee agrees that its recourse to the Issuer, the Trust Property, the Sponsor and amounts held in the Spread Account, the Capitalized Interest Account, and the Funding Account shall be limited to the right to receive the distributions referred to in
Section 8.3 herein.

          SECTION 6.8.  Replacement of Indenture Trustee.  The Indenture
                        --------------------------------
Trustee may resign at any time by so notifying the Issuer and the Credit Enhancer by written notice. Upon receiving such notice of resignation, the Issuer shall promptly appoint a successor Indenture Trustee (approved in writing by the Credit Enhancer, so long as such approval is not unreasonably withheld) by written instrument, in duplicate, one copy of such instrument shall be delivered to the resigning Indenture Trustee (who shall deliver a copy to the Servicer) and one copy to the successor Trustee; provided, however, that any
                                                 --------  -------
such successor Indenture Trustee shall be subject to the prior written approval of the Servicer. The Issuer may and, at the request of the Credit Enhancer shall, remove the Indenture Trustee, if:

          (i)    the Indenture Trustee fails to comply with Section 6.11;

          (ii) a court having jurisdiction in the premises in respect of the Indenture Trustee in an involuntary case or proceeding under federal or state banking or bankruptcy laws, as now or hereafter constituted, or any other applicable federal or state bankruptcy, insolvency or other similar law, shall have entered a decree or order granting relief or appointing a receiver, liquidator, assignee, custodian, trustee, conservator, sequestrator (or similar official) for the Indenture Trustee or for any substantial part of the Indenture Trustee's property, or ordering the winding-up or liquidation of the Indenture Trustee's affairs;

          (iii) an involuntary case under the federal bankruptcy laws, as now or hereafter in effect, or another present or future federal or state bankruptcy, insolvency or similar law is commenced with respect to the Indenture Trustee and such case is not dismissed within 60 days;

          (iv) the Indenture Trustee commences a voluntary case under any federal or state banking or bankruptcy laws, as now or hereafter constituted, or any other applicable federal or state bankruptcy, insolvency or other similar law, or consents to the appointment of or taking possession by a receiver, liquidator, assignee, custodian, trustee, conservator, sequestrator (or other similar official) for the Indenture Trustee or for any substantial part of the Indenture Trustee's property, or makes any assignment for the benefit of creditors or fails generally to pay its debts as such debts become due or takes any corporate action in furtherance of any of the foregoing; or

          (v)   the Indenture Trustee otherwise becomes incapable of acting.

          If the Indenture Trustee resigns or is removed or if a vacancy exists in the office of Indenture Trustee for any reason (the Indenture Trustee in such event being referred to herein as the retiring Indenture Trustee), the Issuer shall promptly appoint a successor Indenture Trustee acceptable to the Credit Enhancer. If the Issuer fails to appoint such a successor Indenture Trustee, the Credit Enhancer may appoint a successor Indenture Trustee.

          A successor Indenture Trustee shall deliver a written acceptance of its appointment to the retiring Indenture Trustee, to the Credit Enhancer and to the Issuer. Thereupon the resignation or removal of the retiring Indenture Trustee shall become effective, and the successor Indenture Trustee shall have all the rights, powers and duties of the retiring Indenture Trustee under this Indenture. The successor Indenture Trustee shall mail a notice of its succession to Noteholders. The retiring Indenture Trustee shall promptly transfer all property held by it as Indenture Trustee to the successor Indenture Trustee.

          If a successor Indenture Trustee does not take office within 30 days after the retiring Indenture Trustee resigns or is removed, the retiring Indenture Trustee, the Issuer or the Holders of a majority in Outstanding Amount of the Notes may petition any court of competent jurisdiction for the appointment of a successor Indenture Trustee acceptable to the Credit Enhancer.

          If the Indenture Trustee fails to comply with Section 6.11, any Noteholder may petition any court of competent jurisdiction for the removal of the Indenture Trustee and the appointment of a successor Indenture Trustee acceptable to the Credit Enhancer.

          Any resignation or removal of the Indenture Trustee and appointment of a successor Indenture Trustee pursuant to any of the provisions of this Section shall not become effective until acceptance of appointment by the successor Indenture Trustee pursuant to Section 6.8 and payment of all fees and expenses owed to the outgoing Indenture Trustee.

          Notwithstanding the replacement of the Indenture Trustee pursuant to this Section, the Issuer's and the Servicer's indemnity obligations under
Section 6.7 shall continue for the benefit of the retiring Indenture Trustee and the Servicer shall pay any amounts owing to the Indenture Trustee.

          SECTION 6.9.  Successor Indenture Trustee by Merger.  If the
                        -------------------------------------
Indenture Trustee consolidates with, merges or converts into, or transfers all or substantially all its corporate trust business or assets to, another corporation or banking association, the resulting, surviving or transferee corporation without any further act shall be the successor Indenture Trustee.

          In case at the time such successor or successors by merger, conversion or consolidation to the Indenture Trustee shall succeed to the trusts created by this Indenture any of the Notes shall have been authenticated but not delivered, any such successor to the Indenture Trustee may adopt the certificate of authentication of any predecessor trustee, and deliver such Notes so authenticated; and in case at that time any of the Notes shall not have been authenticated, any successor to the Indenture Trustee may authenticate such Notes either in the name of any predecessor hereunder or in the name of the successor to the Indenture Trustee; and in all such cases such certificates shall have the full force which it is anywhere in the Notes or in this Indenture provided that the certificate of the Indenture Trustee shall have.

          SECTION 6.10.  Appointment of Co-Indenture Trustee or Separate
                         -----------------------------------------------
Indenture Trustee.
-----------------

          (a) Notwithstanding any other provisions of this Indenture, at any time, for the purpose of meeting any legal requirement of any jurisdiction in which any part of the Trust may at the time be located, the Indenture Trustee with the consent of the Credit Enhancer shall have the power and may execute and deliver all instruments to appoint one or more Persons to act as a co-trustee or co-trustees, or separate trustee or separate trustees, of all or any part of the Trust, and to vest in such Person or Persons, in such capacity and for the benefit of the Noteholders, such title to the Trust, or any part hereof, and, subject to the other provisions of this Section, such powers, duties, obligations, rights and trusts as the Indenture Trustee may consider necessary or desirable. No co-trustee or separate trustee hereunder shall be required to meet the terms of eligibility as a successor trustee under Section 6.11 and no notice to Noteholders of the appointment of any co-trustee or separate trustee shall be required under Section 6.8 hereof.

          (b) Every separate trustee and co-trustee shall, to the extent permitted by law, be appointed and act subject to the following provisions and conditions:

          (i) all rights, powers, duties and obligations conferred or imposed upon the Indenture Trustee shall be conferred or imposed upon and exercised or performed by the Indenture Trustee and such separate trustee or co-trustee jointly (it being understood that such separate trustee or co-trustee is not authorized to act separately without the Indenture Trustee joining in such act), except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed the Indenture Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Trust or any portion thereof in any such jurisdiction) shall be exercised and performed singly by such separate trustee or co-trustee, but solely at the direction of the Indenture Trustee;

          (ii) no trustee hereunder shall be personally liable by reason of any act or omission of any other trustee hereunder, including acts or omissions of predecessor or successor trustees; and

          (iii) the Indenture Trustee and the Servicer acting jointly may at any time accept the resignation of or remove any separate trustee or co-trustee except that following the occurrence of an Event of Servicing Termination, the Indenture Trustee acting alone may accept the resignation of or remove any separate trustee or co-trustee.

          (c) Any notice, request or other writing given to the Indenture Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Agreement and the conditions of this Article VI. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Indenture Trustee or separately, as may be provided therein, subject to all the provisions of this Indenture, specifically including every provision of this Indenture relating to the conduct of, affecting the liability of, or affording protection to, the Indenture Trustee. Every such instrument shall be filed with the Indenture Trustee.

          (d) Any separate trustee or co-trustee may at any time constitute the Indenture Trustee, its agent or attorney-in-fact with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name. If any separate trustee or co-trustee shall die, dissolve, become insolvent, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Indenture Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

          (e) The Servicer shall be responsible for the fees of any co-trustee or separate trustee appointed hereunder.

          SECTION 6.11.  Eligibility: Disqualification.  The Indenture Trustee
                         -----------------------------
shall at all times satisfy the requirements of TIA (S) 310(a). The Indenture Trustee shall have a combined capital and surplus of at least $50,000,000 as set forth in its most recent published annual report of condition. The Indenture Trustee shall provide copies of such reports to the Credit Enhancer upon request. The Indenture Trustee shall comply with TIA (S) 310(b), including the optional provision permitted by the second sentence of TIA (S) 310(b)(9);
provided, however, that there shall be excluded from the operation of TIA (S)
--------  -------
310(b)(1) any indenture or indentures under which other securities of the Issuer are outstanding if the requirements for such exclusion set forth in TIA (S) 310(b)(1) are met.

          SECTION 6.12.  Preferential Collection of Claims Against Issuer.  The
                         ------------------------------------------------
Indenture Trustee shall comply with TIA (S) 3.11(a), excluding any creditor relationship listed in TIA (S) 311(b). An Indenture Trustee who has resigned or been removed shall be subject to TIA (S) 311(a) to the extent indicated.

          SECTION 6.13.  Appointment and Powers.  Subject to the terms and
                         ----------------------
conditions hereof, each of the Issuer Secured Parties hereby appoints The First National Bank of Chicago as the Indenture Trustee with respect to the Collateral, and The First National Bank of Chicago hereby accepts such appointment and agrees to act as Indenture Trustee with respect to the Trust Property for the Issuer Secured Parties, to maintain custody and possession of such Trust Property (except as otherwise provided hereunder) and to perform the other duties of the Indenture Trustee in accordance with the provisions of this Indenture and the other Basic Documents. Each Issuer Secured Party hereby authorizes the Indenture Trustee to take such action on its behalf, and to exercise such rights, remedies, powers and privileges hereunder, as the Controlling Party may direct and as are specifically authorized to be exercised by the Indenture Trustee by the terms hereof, together with such actions, rights, remedies, powers and privileges as are reasonably incidental thereto. The Indenture Trustee shall act upon and in compliance with the written instructions of the Controlling Party delivered pursuant to this Indenture promptly following receipt of such written instructions; provided that the Indenture Trustee shall not act in accordance with any instructions (i) which are not authorized by, or in violation of the provisions of, this Indenture or
(ii) for which the Indenture Trustee has not received reasonable indemnity. Receipt of such instructions shall not be a condition to the exercise by the Indenture Trustee of its express duties hereunder, except where this Indenture provides that the Indenture Trustee is permitted to act only following and in accordance with such instructions.

          SECTION 6.14.  Performance of Duties.  The Indenture Trustee shall
                         ---------------------
have no duties or responsibilities except those expressly set forth in this Indenture and the other Basic Documents to which the Indenture Trustee is a party or as directed by the Controlling Party in accordance with this Indenture. The Indenture Trustee shall not be required to take any discretionary actions hereunder except at the written direction and with the indemnification of the Controlling Party. The Indenture Trustee shall, and hereby agrees that it will, perform all of the duties and obligations required of it under the Sale and Servicing Agreement.

          SECTION 6.15.  Limitation on Liability.  Neither the Indenture
                         -----------------------
Trustee nor any of its directors, officers, employees and agents shall be liable for any action taken or omitted to be taken by it or them hereunder, or in connection herewith, except that the Indenture Trustee shall be liable for its negligence, bad faith or willful misconduct; nor shall the Indenture Trustee be responsible for the validity, effectiveness, value, sufficiency or enforceability against the Issuer of this Indenture or any of the Trust Property (or any part thereof).

          SECTION 6.16.  Reliance Upon Documents.  In the absence of negligence,
                         -----------------------
bad faith or willful misconduct on its part, the Indenture Trustee shall be entitled to rely on any communication, instrument, paper or other document reasonably believed by it to be genuine and correct and to have been signed or sent by the proper Person or Persons and shall have no liability in acting, or omitting to act, where such action or omission to act is in reasonable reliance upon any statement or opinion contained in any such document or instrument.

          SECTION 6.17.  Representations and Warranties of the Indenture Trustee
                         -------------------------------------------------------
The Indenture Trustee represents and warrants to the Issuer and to each Issuer Secured Party as follows:

          (a)  Due Organization.  The Indenture Trustee is a national banking
               ----------------
     association, duly organized, validly existing and in good standing under the laws of the United States and is duly authorized and licensed under applicable law to conduct its business as presently conducted.

          (b)  Corporate Power.  The Indenture Trustee has all requisite
               ---------------
     right, power and authority to execute and deliver this Indenture and to perform all of its duties as the Indenture Trustee hereunder.

          (c)  Due Authorization.  The execution and delivery by the Indenture
               -----------------
     Trustee of this Indenture and the other Basic Documents to which it is a party, and the performance by the Indenture Trustee of its duties hereunder and thereunder, have been duly authorized by all necessary corporate proceedings, are required for the valid execution and delivery by the Indenture Trustee, or the performance by the Indenture Trustee, of this Indenture and such other Basic Documents.

          (d)  Valid and Binding Indenture.  The Indenture Trustee has duly
               ---------------------------
     executed and delivered this Indenture and each other Basic Document to which it is a party, and each of this Indenture and each such other Basic Document constitutes the legal, valid and binding obligation of the Indenture Trustee, enforceable against the Indenture Trustee in accordance with its terms, except as (i) such enforceability may be limited by bankruptcy, insolvency, reorganization and similar laws relating to or affecting the enforcement of creditors' rights generally and (ii) the availability of equitable remedies may be limited by equitable principles of general applicability.

          SECTION 6.18.  Waiver of Setoffs.  The Indenture Trustee hereby
                         -----------------
expressly waives any and all rights of setoff that the Indenture Trustee may otherwise at any time have under applicable law with respect to any Trust Account and agrees that amounts in the Trust Accounts shall at all times be held and applied solely in accordance with the provisions hereof.

          SECTION 6.19.  Control by the Controlling Party.  The Indenture
                         --------------------------------
Trustee shall comply with notices and instructions given by the Issuer only if accompanied by the written consent of the Controlling Party.

          SECTION 6.20.  Trustee May Enforce Claims Without Possession of Notes.
                         ------------------------------------------------------
All rights of action and claims under this Agreement or the Notes may be prosecuted and enforced by the Indenture Trustee without the possession of any of the Notes or the production thereof in any proceeding relating thereto, and such proceeding instituted by the Indenture Trustee shall be brought in its own name or in its capacity as Indenture Trustee. Any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursement and advances of the Indenture Trustee, its agents and counsel, be for the ratable benefit of the Noteholders in respect of which such judgment has been recovered.

          SECTION 6.21.  Suits for Enforcement.  In case an Event of Servicing
                         ---------------------
Termination or other default by the Servicer or the Sponsor hereunder shall occur and be continuing, the Indenture Trustee, if the Controlling Party (and if not the Controlling Party, with the consent of the Credit Enhancer), may proceed to protect and enforce its rights and the rights of the Noteholders under this Agreement by a suit, action or proceeding in equity or at law or otherwise, whether for the specific performance of any covenant or agreement contained in this Agreement or in aid of the execution of any power granted in this Agreement or for the enforcement of any other legal, equitable or other remedy, as the Indenture Trustee, being advised by counsel, shall deem most effectual to protect and enforce any of the rights of the Indenture Trustee and the Noteholders.

          SECTION 6.22.  Mortgagor Claims.  In connection with any offset
                         ----------------
defenses, or affirmative claim for recovery, asserted in legal actions brought by Mortgagors under one or more Mortgage Loans based upon provisions therein or upon other rights or remedies arising from any requirements of law applicable to the Mortgage Loans:

          (a) The Indenture Trustee is the holder of the Mortgage Loans only as trustee on behalf of the holders of the Notes, and not as a principal or in any individual or personal capacity.

          (b) The Indenture Trustee shall not be personally liable for, or obligated to pay Mortgagors, any affirmative claims asserted thereby, or responsible to holders of the Notes for any offset defense amounts applied against Mortgage Loan payments, pursuant to such legal actions.

          (c) The Indenture Trustee will pay, solely from available Trust money, affirmative claims for recovery by Mortgagors only pursuant to final judicial orders or judgments, or judicially-approved settlement agreements, resulting from such legal actions.

          (d) The Indenture Trustee will comply with judicial orders and judgments which require its actions or cooperation in connection with Mortgagors' legal actions to recover affirmative claims against holders of the Notes.

          (e) The Indenture Trustee will cooperate with and assist the Servicer, the Sponsor, or holders of the Notes in their defense of legal actions by Mortgagors to recover affirmative claims if such cooperation and assistance is not contrary to the interests of the Indenture Trustee as a party to such legal actions and if the Indenture Trustee is satisfactorily indemnified for all liability, costs and expenses arising therefrom.

          (f) The Issuer hereby agrees to indemnify, hold harmless and defend the Indenture Trustee from and against any and all liability, loss, costs and expenses of the

     Indenture Trustee resulting from any affirmative claims for recovery asserted or collected by Mortgagors under the Mortgage Loans.

                                 ARTICLE VII.


                         Noteholders' Lists and Reports
                         ------------------------------

          SECTION 7.1.  Issuer To Furnish To Indenture Trustee Names and
                        ------------------------------------------------
Addresses of Noteholders.  The Issuer will furnish or cause to be furnished to
------------------------
the Indenture Trustee (a) not more than five days after the earlier of (i) each Record Date and (ii) three months after the last Record Date, a list, in such form as the Indenture Trustee may reasonably require, of the names and addresses of the Holders as of such Record Date, (b) at such other times as the Indenture Trustee may request in writing, within 30 days after receipt by the Issuer of any such request, a list of similar form and content as of a date not more than 10 days prior to the time such list is furnished; provided, however, that so
                                                  --------  -------
long as the Indenture Trustee is the Note Registrar, no such list shall be required to be furnished. The Indenture Trustee or, if the Indenture Trustee is not the Note Registrar, the Issuer shall furnish to the Credit Enhancer or the Issuer in writing upon their written request and at such other times as the Credit Enhancer or the Issuer may request a copy of the list.

        SECTION 7.2.  Preservation of Information; Communications to
                      ----------------------------------------------
Noteholders.
-----------

          (a) The Indenture Trustee shall preserve, in as current a form as is reasonably practicable, the names and addresses of the Holders contained in the most recent list furnished to the Indenture Trustee as provided in Section 7.1 and the names and addresses of Holders received by the Indenture Trustee in its capacity as Note Registrar. The Indenture Trustee may destroy any list furnished to it as provided in such Section 7.1 upon receipt of a new list so furnished.

          (b) Noteholders may communicate pursuant to TIA (S) 312(b) with other Noteholders with respect to their rights under this Indenture or under the Notes.

          (c) The Issuer, the Indenture Trustee and the Note Registrar shall have the protection of TIA (S) 312(c).

          SECTION 7.3.  Reports by Issuer. (a)  The Issuer shall:
                        -----------------

          (i) file with the Indenture Trustee, within 15 days after the Issuer is required to file the same with the Commission, copies of the annual reports and copies of the information, documents and other reports (or copies of such portions of any of the foregoing as the Commission may from time to time by rules and regulations prescribe) which the Issuer may be required to file with the Commission pursuant to Section 13 or 15(d) of the Exchange Act;

          (ii) file with the Indenture Trustee and the Commission in accordance with rules and regulations prescribed from time to time by the Commission such additional information, documents and reports with respect to compliance by the Issuer with the conditions and covenants of this Indenture as may be required from time to time by such rules and regulations; and

          (iii) supply to the Indenture Trustee (and the Indenture Trustee shall transmit by mail to all Noteholders described in TIA (S) 313(c)) such summaries of any information, documents and reports required to be filed by the Issuer pursuant to clauses (i) and (ii) of this Section 7.3(a) as may be required by rules and regulations prescribed from time to time by the Commission.

          (b) Unless the Issuer otherwise determines, the fiscal year of the Issuer shall end on December 31 of each year.

          SECTION 7.4.  Reports by Indenture Trustee.  If required by TIA
                        ----------------------------
(S) 313(a), within 60 days after each March 31, beginning with March 31, 1999, the Indenture Trustee shall mail to each Noteholder as required by TIA (S) 313(c) a brief report dated as of such date that complies with TIA (S) 313(a). The Indenture Trustee also shall comply with TIA (S) 313(b).

          A copy of each report at the time of its mailing to Noteholders shall be filed by the Indenture Trustee with the Commission and each stock exchange, if any, on which the Notes are listed. The Issuer shall notify the Indenture Trustee if and when the Notes are listed on any stock exchange.

                                 ARTICLE VIII.


         Payments and Statements to Noteholders and Certificateholders;
         --------------------------------------------------------------
                      Accounts, Disbursements and Releases
                      ------------------------------------

          SECTION 8.1.  Collection of Money.  Except as otherwise expressly
                        -------------------
provided herein, the Indenture Trustee may demand payment or delivery of, and shall receive and collect, directly and without intervention or assistance of any fiscal agent or other intermediary, all money and other property payable to or receivable by the Indenture Trustee pursuant to this Indenture and the Sale and Servicing Agreement. The Indenture Trustee shall apply all such money received by it as provided in this Indenture and the Sale and Servicing Agreement. Except as otherwise expressly provided in this Indenture or in the Sale and Servicing Agreement, if any default occurs in the making of any payment or performance under any agreement or instrument that is part of the Trust Property, the Indenture Trustee may take such action as may be appropriate to enforce such payment or performance, including the institution and prosecution of appropriate proceedings.

          SECTION 8.2.  Release of Trust Property.
                        -------------------------

          (a) Subject to Section 8.9 and the payment of its fees and expenses pursuant to Section 6.7, the Indenture Trustee may, and when required by the Issuer and the provisions of this Indenture shall, execute instruments to release property from the lien of this Indenture, in a manner and under circumstances that are not inconsistent with the provisions of this Indenture or the Sale and Servicing Agreement. No party relying upon an instrument executed by the Indenture Trustee as provided in this Article VIII shall be bound to ascertain the Indenture

Trustee's authority, inquire into the satisfaction of any conditions precedent or see to the application of any monies.

          (b) The Indenture Trustee shall, at such time as there are no Notes outstanding and all sums due the Indenture Trustee pursuant to Section 6.7 and to the Credit Enhancer pursuant to the Insurance Agreement have been paid, release any remaining portion of the Trust Property that secured the Notes from the lien of this Indenture and release to the Issuer or any other Person entitled thereto any funds then on deposit in the Trust Accounts (except that the release of the Spread Account shall be subject to Section 2.05 of the Insurance Agreement). The Indenture Trustee shall release property from the lien of this Indenture pursuant to this Section 8.2(b) only upon receipt of an Issuer Request accompanied by an Officer's Certificate, an Opinion of Counsel and (if required by the TIA) Independent Certificates in accordance with TIA (S)(S) 314(c) and 314(d)(1) meeting the applicable requirements of Section 11.1.

SECTION 8.3.  Distributions of Noteholders' Interest Collections and Investment
              -----------------------------------------------------------------
Proceeds.
---------

          (a)  Distributions. On each Distribution Date, the Indenture Trustee
               -------------
or the Note Paying Agent, as the case may be, shall distribute out of the Collection Account to the extent of (x) Noteholders' Interest Collections collected during the related Collection Period, including any amounts transferred from the Funding Account pursuant to Section 8.7(c)(i), (y) any amounts transferred from the Capitalized Interest Account pursuant to Section 8.8, and (z) the amounts transferred from the Spread Account as determined pursuant to Section 4.03(b) of the Sale and Servicing Agreement, the following amounts and in the following order of priority to the following Persons (based on the information set forth in the Servicing Certificate):

          (i) the Class A Note Interest for such Distribution Date to the Class A Noteholders and the Unpaid Class A Note Interest Shortfall, if any, for such Distribution Date to the Class A Noteholders plus, to the extent legally permissible, interest thereon at the Class A Note Rate;

          (ii) the Class S Note Interest for such Distribution Date to the Class S Noteholders and the Unpaid Class S Note Interest Shortfall, if any, for such Distribution Date plus, to the extent legally permissible, interest thereon at the Class S Note Rate;

          (iii) the Noteholders' Loss Amount for such Collection Period to the Class A Noteholders as principal in reduction of the Class A Note Principal Balance;

          (iv) to Class A Noteholders as principal in reduction of the Class A Note Principal Balance the aggregate amount of the Loss Reduction Amounts, if any, for previous Distribution Dates that have not been previously reimbursed to Class A Noteholders pursuant to this clause (iv);

          (v) as payment to the Credit Enhancer for the monthly premium for the Policy;

          (vi) to reimburse the Credit Enhancer for previously unreimbursed Credit Enhancement Draw Amounts together with interest thereon at the applicable rate set forth in the Insurance Agreement;

          (vii) to the Indenture Trustee for deposit to the Spread Account up to 0.25% of the Original Funded Balance;

          (viii) the Accelerated Principal Distribution Amount, if any, to the Class A Noteholders;

          (ix) to pay any other amounts owed the Credit Enhancer pursuant to the Insurance Agreement;

          (x) to each of the Indenture Trustee and the Owner Trustee, their respective accrued and unpaid trustee's fees and expenses;

          (xi)   any amount required to be paid to the Servicer pursuant to
     Section 5.03 of the Sale and Servicing Agreement which has not been previously paid to the Servicer;

          (xii) to pay Deferred Interest on the Class A Notes and interest thereon at the Class A Note Rate;

          (xiii) to pay to the Manager of the Trust, the Management Fee; and

          (xiv) any remaining amount to the holders of the Certificates, which shall initially be the Sponsor, to the extent permitted.

          (b)  Distribution of Principal Collections.  On each Distribution
               -------------------------------------
Date during the Funding Period, the Scheduled Principal Collections Distribution Amount shall be deposited into the Funding Account and shall not be distributed to the Class A Noteholders. On the sixth Distribution Date, the Indenture Trustee shall distribute out of the Funding Account to the Class A Noteholders, the Remaining Funded Amount. On each Distribution Date following the termination of the Funding Period, the Indenture Trustee shall distribute out of the Collection Account to the Class A Noteholders the Scheduled Principal Collections Distribution Amount (together with amounts transferred to the Collection Account from the Spread Account pursuant to Section 4.03(b) of the Sale and Servicing Agreement relating to principal up to but not in excess of the Class A Note Principal Balance). In addition, on the last Distribution Date of the Funding Period, the Indenture Trustee shall distribute out of the Collection Account to the Class A Noteholders the amount required to be so distributed pursuant to Section 8.7(c)(iii). On the Distribution Date in March, 2025, the Indenture Trustee shall distribute to Class A Noteholders, Principal Collections up to the Class A Note Principal Balance.

          (c)  Application of Certificate Subordinated Amount.  If, after
               ----------------------------------------------
applying Noteholders' Interest Collections and funds available in the Capitalized Interest Account pursuant to Section 8.8 as provided in Section 8.3(a) above, any amounts specified in clauses (i) through (iv) remain unpaid, the Indenture Trustee shall, based on information set forth in the Servicing Certificate for such Distribution Date, apply Certificateholders' Available Funds to make such payments and the Certificate Subordinated Amount shall be reduced in accordance with clause (i) of the definition thereof to the extent of such application. If Certificateholders' Available Funds applied in the order specified in Section 8.3(a) are insufficient to cover the aggregate Loss Amount for such Distribution Date, then the remaining aggregate Loss Amount (but only to the extent of the remaining Certificateholders' Subordinated Amount) shall be reallocated to the Certificate Principal Balance (after giving effect to the Certificateholders' portion of the Loss Amount) and shall not be allocated to the Class A Notes and the Certificateholders' Subordinated Amount shall be reduced, as described in clause (ii) of the definition thereof, by the amount so reallocated.

          (d)  Distribution of the Credit Enhancement Draw Amount.  With
               --------------------------------------------------
respect to any Distribution Date, to the extent that Noteholders' Interest Collections, amounts available in the Capitalized Interest Account pursuant to
Section 8.8, amounts transferred from the Funding Account pursuant to Section 8.7(c)(iii) and amounts transferred from the Spread Account on the related Distribution Date in respect of the amount determined pursuant to Section 4.03(b)(i) of the Sale and Servicing Agreement after allocation of Certificateholders' Available Funds in accordance with Section 8.3(c) are insufficient to make distributions as provided in clauses (i) and (ii) of
Section 8.3(a) above, the Indenture Trustee will make such payments (the "Deficiency Amount") from the amount drawn under the Policy for such Distribution Date pursuant to Section 4.02 of the Sale and Servicing Agreement. For any Distribution Date as to which there is a Guaranteed Principal Distribution Amount, the Indenture Trustee shall distribute the Guaranteed Principal Distribution Amount to Noteholders from the amount drawn under the Policy for such Distribution Date pursuant to Section 4.02 of the Sale and Servicing Agreement.

          The aggregate amount of principal distributed to the Class A Noteholders under this Agreement shall not exceed the Original Class A Note Principal Balance.

          (e)  Method of Distribution.  The Indenture Trustee shall make
               ----------------------
distributions in respect of a Distribution Date to each Noteholder of record on the related Record Date (other than as provided in Section 10.2 respecting the final distribution) by check or money order mailed to such Noteholder at the address appearing in the Note Register, or upon written request by a Noteholder delivered to the Indenture Trustee at least five Business Days prior to such Record Date, by wire transfer (but only if such Noteholder is the Sponsor or such Noteholder owns of record one or more Notes having principal denominations aggregating at least $1,000,000 and satisfactory wire instructions have been provided), or by such other means of payment as such Noteholder and the Indenture Trustee shall agree. Distributions among Noteholders shall be made in proportion to the Percentage Interests evidenced by the Notes held by such Noteholders.

          (f)  Distributions on Book-Entry Securities.  Each distribution with
               --------------------------------------
respect to a Book-Entry Security shall be paid to the Depository, which shall credit the amount of such distribution to the accounts of its Depository Participants in accordance with its normal procedures. Each Depository Participant shall be responsible for disbursing such distribution to the Note Owners that it represents and to each indirect participating brokerage firm (a "brokerage firm" or "indirect participating firm") for which it acts as agent. Each brokerage firm shall be responsible for disbursing funds to the Note Owners that it represents. All such credits and disbursements with respect to a Book-Entry Security are to be made by the Depository and the Depository Participants in accordance with the provisions of the Notes. None of the Indenture

Trustee, the Note Paying Agent, the Certificate Registrar, the Sponsor, the Credit Enhancer or the Servicer shall have any responsibility therefor.

          (g)  Distributions to Holders of Certificates.  On each Distribution
               ----------------------------------------
Date, the Indenture Trustee shall, based upon the information set forth in the Servicing Certificate for such Distribution Date, distribute to the holders of the certificates by wire transfer or by such other means of payment as the Indenture Trustee and the Sponsor shall agree (i) the Certificateholders' Interest Collections for the related Collection Period and (ii) the portion, if any, of Certificateholders' Principal Collections for the related Collection Period in excess of Additional Balances created during such Collection Period to the extent such amounts are not required to be distributed to the Class A Noteholders pursuant to Section 8.3(c); provided that collections allocable to
                                        --------
the Certificates will be distributed to the holders of certificates only to the extent that such distribution will not reduce the amount of the Certificate Principal Balance as of the related Distribution Date below the Minimum Certificateholders' Interest. Amounts not distributed to the holders of certificates because of such limitations will be retained in the Collection Account until the Certificate Principal Balance exceeds the Minimum Certificateholders' Interest, at which time such excess shall be released to the Certificateholders to the extent that such distribution will not reduce the amount of the Certificate Principal Balance below the Minimum Certificateholders' Interest. If any such amounts are still retained in the Collection Account upon the commencement of the Rapid Amortization Period, such amounts will be paid to the Class A Noteholders as a reduction of the Class A Note Principal Balance.

          SECTION 8.4.  Calculation of the Class A Note Rate.  On the second
                        ------------------------------------
LIBOR Business Day immediately preceding each Distribution Date, the Indenture Trustee shall determine LIBOR for the Interest Period commencing on such Distribution Date and inform the Servicer (at the facsimile number given to the Indenture Trustee in writing) of such rates. On each Determination Date, the Servicer shall determine the applicable Class A Note Rate for the related Distribution Date.

          SECTION 8.5.  Statements to Noteholders.  Concurrently with each
                        -------------------------
distribution to Noteholders, the Indenture Trustee shall forward to each Noteholder, the Servicer, the Credit Enhancer and each Rating Agency a statement prepared by the Servicer pursuant to Section 4.01 of the Sale and Servicing Agreement with respect to such distribution setting forth:

          (i) the aggregate amount of collections received on the Mortgage Loans on or prior to the Determination Date in respect of such Collection Period;

          (ii) the aggregate amount of (a) Interest Collections and (b) Principal Collections for such Collection Period;

          (iii) the Floating Allocation Percentage and the Fixed Allocation Percentage for such Collection Period;

          (iv) the Noteholders' Interest Collections and Principal Collections allocated to the Notes for such Collection Period;

          (v)    the Certificateholders' Interest Collections and
     Certificateholders' Principal Collections for such Collection Period;

          (vi)   Class A Note Interest, the Class A Note Rate and the Class S
     Note Interest for the related Interest Period;

          (vii)  the amount, if any, of such Class A Note Interest or Class S
     Note Interest that is not payable on account of insufficient Noteholders' Interest Collections;

          (viii) the portion of the Unpaid Class A Note Interest Shortfall and the portion of the Unpaid Class S Note Interest Shortfall, if any and the amount of interest on such shortfall at the Note Rate applicable from time to time (separately stated) to be distributed on such Distribution Date;

          (ix) the Unpaid Class A Note Interest Shortfall and the Unpaid Class S Note Interest Shortfall, if any, to remain after the distribution on such Distribution Date;

          (x) the Accelerated Principal Distribution Amount and the portion thereof that will be distributed pursuant to Section 8.3(a) (viii);

          (xi) the Scheduled Principal Collections Distribution Amount, separately stating the components thereof;

          (xii) the amount of any Transfer Deposit Amount paid by the Sponsor pursuant to Section 2.03 or 2.05 of the Sale and Servicing Agreement;

          (xiii) any accrued and unpaid Servicing Fees for previous Collection Periods and the Servicing Fee for such Collection Period;

          (xiv)   the Loss Amount for such Collection Period;

          (xv) the aggregate amount, if any, of Loss Reduction Amounts for previous Distribution Dates that have not been previously reimbursed to Class A Noteholders pursuant to 8.3(a) (iv);

          (xvi) the Pool Balance as of the end of the preceding Collection Period and as of the end of the second preceding Collection Period;

          (xvii) the Invested Amount as of the end of the preceding Collection Period;

          (xviii) the Class A Note Principal Balance, the Class S Notional Amount and Pool Factor after giving effect to the distribution on such Distribution Date and to any reduction on account of the Loss Amount;

          (xix) the Certificate Principal Balance after giving effect to the distribution on such Distribution Date;

          (xx) the aggregate amount of Additional Balances created during the previous Collection Period;

           (xxi)      the number and aggregate Asset Balances of Mortgage Loans
     (x) as to which the Minimum Monthly Payment is delinquent for 30-59 days, 60-89 days and 90 or more days, respectively and (y) that have become REO, in each case as of the end of the preceding Collection Period;

           (xxii) whether a Rapid Amortization Event has occurred since the prior Determination Date, specifying each such Rapid Amortization Event if one has occurred;

           (xxiii)    whether an Event of Servicing Termination has occurred
       since the prior Determination Date, specifying each such Event of Servicing Termination if one has occurred;

           (xxiv) the amount to be distributed to the Credit Enhancer pursuant to Section 8.3(a)(vi) and Section 8.3(a)(ix), stated separately;

           (xxv) the amount to be distributed to the Spread Account pursuant to Section 8.3(a)(vii);

           (xxvi) the Guaranteed Principal Distribution Amount, if any, for such Distribution Date;

           (xxvii)    the Credit Enhancement Draw Amount, if any, for such
       Distribution Date;

           (xxviii)   the amount to be distributed to the holders of
       certificates pursuant to Section 8.3(a)(xiv);

           (xxix) the amount to be paid to the Servicer pursuant to Section 8.3(a)(xi);


           (xxx) the Maximum Rate for the related Collection Period and the Weighted Average Net Loan Rate;

           (xxxi) the total amount of funds on deposit in the Spread Account, the amount to be transferred from the Spread Account to the Collection Account pursuant to Section 4.03(b) of the Sale and Servicing Agreement and the applicable Spread Account Maximum;

           (xxxii)    the number and Asset Balances of any Mortgage Loans
       retransferred to the Sponsor pursuant to Section 2.07 of the Sale and Servicing Agreement;

           (xxxiii)   the amount of Principal Collections to be deposited in the
       Funding Account in respect of such Distribution Date pursuant to Section 8.7(a);

           (xxxiv)    the amount on deposit in the Funding Account as of such
       Distribution Date and transfers of fund required by Section 8.7(c);

           (xxxv) the aggregate of the Asset Balances of the Subsequent Mortgage Loans purchased on the related Subsequent Transfer Dates to the Class A Noteholders pursuant to Section 8.3(b); and

             (xxxvi) whether the Distribution Date following the next Determination Date is expected to be a Subsequent Transfer Date and a reasonable management estimate of the aggregate Asset Balances of such intended Subsequent Mortgage Loans.

          In the case of information furnished pursuant to clauses (vii), (viii) and (ix) in respect of Class A Note Interest above, the amounts shall be expressed as a dollar amount per Note with a $1,000 denomination.

          Within 60 days after the end of each calendar year, the Servicer shall prepare or cause to be prepared and shall forward to the Indenture Trustee the information set forth in clause (vi) above aggregated for such calendar year. Such obligation of the Servicer shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Servicer or a Note Paying Agent pursuant to any requirements of the Code.

          SECTION 8.6.  Rights of Securityholders.  The Notes shall represent
                        -------------------------
obligations of the Trust, secured by the Trust Property, including the Collection Account and the right to receive Noteholders' Interest Collections, Principal Collections, if any, and other amounts at the times and in the amounts specified in this Agreement; the Certificates shall represent the interest of the Trust (other than the Capitalized Interest Account, the Spread Account, the Policy and the Funding Account).

          SECTION 8.7.  Funding Account.
                        ---------------

          (a) The Indenture Trustee shall establish and maintain with itself a separate trust account (the "Funding Account") entitled "The First National Bank of Chicago as Indenture Trustee, in trust for the registered holders of Headlands Home Equity Loan Trust 1998-1, Revolving Home Equity Loan Asset Backed Notes, Series 1998-1 Funding Account." The Funding Account shall be an Eligible Account. On each Distribution Date during the Funding Period, the Indenture Trustee shall withdraw from the Collection Account and deposit to the Funding Account the Scheduled Principal Collections Distribution Amount for such Distribution Date.

          (b) The Servicer may cause the institution maintaining the Funding Account to invest any funds in the Funding Account in Eligible Investments which shall mature or otherwise be available not later than the Business Day next preceding the Distribution Date or, with the approval of the Credit Enhancer and the Rating Agencies, on the Distribution Date next following the date of such investment (except that any investment in an obligation of the institution with which the Funding Account is maintained may mature on or before 12:00 noon, New York time, on such Distribution Date) and shall not be sold or disposed of prior to its maturity. At any time when the Indenture Trustee is maintaining the Funding Account, any request by the Servicer to invest funds on deposit in the Funding Account shall be in writing, shall be delivered to the Indenture Trustee at or before 10:30 a.m., New York time, if such investment is to be made on such day, and shall certify that the requested investment is an Eligible Investment which matures at or prior to the time required hereby. Any such investment shall be registered in the name of the Indenture Trustee as trustee hereunder or in the name of its nominee, and to the extent such investments are certificated they shall be maintained in the possession of the Indenture Trustee in the state of its Corporate Trust Office. All income and gain realized from any such investment shall be included as Interest Collections. The amount of any losses incurred in respect of the principal amount of any such investment shall be deposited in the Funding Account by the Servicer out of its own funds immediately as realized. Any investment earnings on the Funding Account shall be treated as owned by the Sponsor for federal and state income tax purposes.

          (c) From time to time withdrawals shall be made from the Funding Account by the Indenture Trustee as follows:

          (i) on each Distribution Date during the Funding Period, to deposit to the Collection Account all income realized from Eligible Investments during the related Interest Period on Principal Collections on deposit in the Funding Account for distribution as Interest Collections in accordance with Section 8.3(a);

          (ii) on each Distribution Date prior to the last Distribution Date during the Funding Period, any amounts in respect of Principal Collections on deposit in the Funding Account shall be withdrawn and applied (a) as payment to the Sponsor of an amount equal to the Additional Balances previously acquired by the Trust and for which the Sponsor has not previously been paid, (b) from any remaining amount on deposit in the Funding Account, to purchase the Subsequent Mortgage Loans, if any, transferred to the Trust pursuant to Section 2.10 of the Sale and Servicing Agreement and (c) on the sixth Distribution Date, as payment of the Remaining Funded Amount to the Class A Noteholders pursuant to Section 8.3(b); and

          (iii) on the last Distribution Date of the Funding Period, any amounts in respect of Principal Collections on deposit in the Funding Account that have not been so applied shall be withdrawn and distributed to the Collection Account, for distribution to the Class A Noteholders pursuant to Section 8.3(b).

          SECTION 8.8.  Capitalized Interest Account.  The Indenture Trustee
                        ----------------------------
shall establish and maintain with itself a separate trust account (the "Capitalized Interest Account") entitled "The First National Bank of Chicago, as Indenture Trustee, in trust for the registered holders of Headlands Home Equity Loan Trust 1998-1, Revolving Home Equity Loan Asset-Backed Notes, Series 1998-1 Capitalized Interest Account." The Capitalized Interest Account shall be an Eligible Account. On the Closing Date an amount equal to $1,109,024.69 will be deposited. On each of the first six Distribution Dates, amounts in the Capitalized Interest Account in excess of the product of (a) $1,109,024.69 and
(b) a fraction, the numerator of which is the Remaining Funding Amount on such Distribution Date and the denominator of which is the Original Funded Amount, will be withdrawn from the Capitalized Interest Account and deposited into the Collection Account to be applied in accordance with Section 8.3 herein. Any amounts remaining in the Capitalized Interest Account on the sixth Distribution Date will be deposited in the Collection Account for distribution. Amounts on deposit in the Capitalized Interest Account shall be invested in Eligible Investments at the direction of the Servicer.

          SECTION 8.9.  Opinion of Counsel.  The Indenture Trustee shall
                        ------------------
receive at least seven days' notice when requested by the Issuer to take any action pursuant to Section 8.2(a), accompanied by copies of any instruments involved, and the Indenture Trustee shall also require as a condition to such action, an Opinion of Counsel, stating the legal effect of any such action, outlining the steps required to complete the same, and concluding that all conditions precedent to the taking of such action have been complied with and such action will not materially and adversely impair the security for the Notes or the rights of the Noteholders or the Credit Enhancer in contravention of the provisions of this Indenture; provided, however, that
                                                      --------  -------
such Opinion of Counsel shall not be required to express an opinion as to the fair value of the Trust Property. Counsel rendering any such opinion may rely, without independent investigation, on the accuracy and validity of any certificate or other instrument delivered to the Indenture Trustee in connection with any such action.

                                  ARTICLE IX.


                            Supplemental Indentures
                            -----------------------

          SECTION 9.1.  Supplemental Indentures Without Consent of Noteholders.
                        ------------------------------------------------------

          (a) Without the consent of the Holders of any Notes but with the consent of the Credit Enhancer, as evidenced to the Indenture Trustee, the Issuer and the Indenture Trustee, when authorized by an Issuer Order, at any time and from time to time, may enter into one or more indentures supplemental hereto (which shall conform to the provisions of the Trust Indenture Act as in force at the date of the execution thereof), in form satisfactory to the Indenture Trustee, for any of the following purposes:

          (i) to correct or amplify the description of any property at any time subject to the lien of this Indenture, or better to assure, convey and confirm unto the Indenture Trustee any property subject or required to be subjected to the lien of this Indenture, or to subject to the lien of this Indenture additional property;

          (ii) to evidence the succession, in compliance with the applicable provisions hereof, of another person to the Issuer, and the assumption by any such successor of the covenants of the Issuer herein and in the Notes contained;

          (iii) to add to the covenants of the Issuer, for the benefit of the Holders of the Notes, or to surrender any right or power herein conferred upon the Issuer;

          (iv) to convey, transfer, assign, mortgage or pledge any property to or with the Indenture Trustee;

          (v) to cure any ambiguity, to correct or supplement any provision herein or in any supplemental indenture which may be inconsistent with any other provision herein or in any supplemental indenture or to make any other provisions with respect to matters or questions arising under this Indenture or in any supplemental indenture; provided that such action shall
                                                 --------
     not adversely affect the interests of the Holders of the Notes;

          (vi) to evidence and provide for the acceptance of the appointment hereunder by a successor trustee with respect to the Notes and to add to or change any of the provisions of this Indenture as shall be necessary to facilitate the administration of the trusts hereunder by more than one trustee, pursuant to the requirements of Article VI; or

          (vii) to modify, eliminate or add to the provisions of this Indenture to such extent as shall be necessary to effect the qualification of this Indenture under the TIA or under any similar federal statute hereafter enacted and to add to this Indenture such other provisions as may be expressly required by the TIA.

          The Indenture Trustee is hereby authorized to join in the execution of any such supplemental indenture and to make any further appropriate agreements and stipulations that may be therein contained.

          (b) The Issuer and the Indenture Trustee, when authorized by an Issuer Order, may, also without the consent of any of the Holders of the Notes but with the prior written consent of the Credit Enhancer and with prior notice to the Rating Agencies by the Issuer, as evidenced to the Indenture Trustee, enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to, or changing in any manner or eliminating any of the provisions of, this Indenture or of modifying in any manner the rights of the Holders of the Notes under this Indenture; provided, however, that such action shall not,
                                --------  -------
as evidenced by an Opinion of Counsel, adversely affect in any material respect the interests of any Noteholder.

          SECTION 9.2.  Supplemental Indentures with Consent of Noteholders.
                        ---------------------------------------------------
The Issuer and the Indenture Trustee, when authorized by an Issuer Order, also may, with prior notice to the Rating Agencies, with the consent of the Credit Enhancer and with the consent of the Holders of not less than a majority of the Outstanding Amount of the Notes, by Act of such Holders delivered to the Issuer and the Indenture Trustee, enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to, or changing in any manner or eliminating any of the provisions of, this Indenture or of modifying in any manner the rights of the Holders of the Notes under this Indenture; provided,
                                                                    --------
however, that, subject to the express rights of the Credit Enhancer under the
-------
Basic Documents, no such supplemental indenture shall, without the consent of the Holder of each Outstanding Note affected thereby:

          (i) change the date of payment of any installment of principal of or interest on any Note, or reduce the principal amount thereof, the interest rate thereon or the Redemption Price with respect thereto, change the provision of this Indenture relating to the application of collections on, or the proceeds of the sale of, the Trust Property to payment of principal of or interest on the Notes, or change any place of payment where, or the coin or currency in which, any Note or the interest thereon is payable;

          (ii) impair the right to institute suit for the enforcement of the provisions of this Indenture requiring the application of funds available therefor, as provided in Article V, to the payment of any such amount due on the Notes on or after the respective due dates thereof (or, in the case of redemption, on or after the Redemption Date);

          (iii) reduce the percentage of the Outstanding Amount of the Notes, the consent of the Holders of which is required for any such supplemental indenture, or the consent of the Holders of which is required for any waiver of compliance with certain provisions of this Indenture or certain defaults hereunder and their consequences provided for in this Indenture;

          (iv) modify or alter the provisions of the proviso to the definition of the term "Outstanding";

          (v) reduce the percentage of the Outstanding Amount of the Notes required to direct the Indenture Trustee to direct the Issuer to sell or liquidate the Trust Property pursuant to Section 12.1;

          (vi) modify any provision of this Section except to increase any percentage specified herein or to provide that certain additional provisions of this Indenture or the Basic Documents cannot be modified or waived without the consent of the Holder of each Outstanding Note affected thereby;

          (vii) modify any of the provisions of this Indenture in such manner as to affect the calculation of the amount of any payment of interest or principal due on any Note on any Distribution Date (including the calculation of any of the individual components of such calculation); or

          (viii) permit the creation of any lien ranking prior to or on a parity with the lien of this Indenture with respect to any part of the Trust Property or, except as otherwise permitted or contemplated herein or in any of the Basic Documents, terminate the lien of this Indenture on any property at any time subject hereto or deprive the Holder of any Note of the security provided by the lien of this Indenture.

          The Indenture Trustee may determine whether or not any Notes would be adversely affected by any supplemental indenture upon receipt of an Opinion of Counsel to that effect and any such determination shall be conclusive upon the Holders of all Notes, whether theretofore or thereafter authenticated and delivered hereunder. The Indenture Trustee shall not be liable for any such determination made in good faith.

          It shall not be necessary for any Act of Noteholders under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.

          Promptly after the execution by the Issuer and the Indenture Trustee of any supplemental indenture pursuant to this Section, the Indenture Trustee shall mail to the Holders of the Notes to which such amendment or supplemental indenture relates a notice setting forth in general terms the substance of such supplemental indenture. Any failure of the Indenture Trustee to mail such notice, or any defect therein, shall not, however, in any way impair or affect the validity of any such supplemental indenture.

          SECTION 9.3.  Execution of Supplemental Indentures.  In executing,
                        ------------------------------------
or permitting the additional trusts created by, any supplemental indenture permitted by this Article IX or the modifications thereby of the trusts created by this Indenture, the Indenture Trustee shall be entitled to receive, and subject to Sections 6.1 and 6.2, shall be fully protected in relying upon, an Opinion of Counsel (and, if requested, an Officer's Certificate) stating that the execution of such supplemental indenture is authorized or permitted by this Indenture. The Indenture Trustee may, but shall not be obligated to, enter into any such supplemental indenture that affects the Indenture Trustee's own rights, duties, liabilities or immunities under this Indenture or otherwise.

          SECTION 9.4.  Effect of Supplemental Indenture.  Upon the execution
                        --------------------------------
of any supplemental indenture pursuant to the provisions hereof, this Indenture shall be and be deemed to be modified and amended in accordance therewith with respect to the Notes affected thereby, and the respective rights, limitations of rights, obligations, duties, liabilities and immunities under this Indenture of the Indenture Trustee, the Issuer and the Holders of the Notes shall thereafter be determined, exercised and enforced hereunder subject in all respects to such modifications and amendments, and all the terms and conditions of any such supplemental indenture shall be and be deemed to be part of the terms and conditions of this Indenture for any and all purposes.

          SECTION 9.5.  Conformity With Trust Indenture Act.  Every amendment
                        -----------------------------------
of this Indenture and every supplemental indenture executed pursuant to this
Article IX shall conform to the requirements of the Trust Indenture Act as then in effect so long as this Indenture shall then be qualified under the Trust Indenture Act.

          SECTION 9.6.  Reference in Notes to Supplemental Indentures.  Notes
                        ---------------------------------------------
authenticated and delivered after the execution of any supplemental indenture pursuant to this Article IX may, and if required by the Indenture Trustee shall, bear a notation in form approved by the Indenture Trustee as to any matter provided for in such supplemental indenture. If the Issuer or the Indenture Trustee shall so determine, new Notes so modified as to conform, in the opinion of the Indenture Trustee and the Issuer, to any such supplemental indenture may be prepared and executed by the Issuer and authenticated and delivered by the Indenture Trustee in exchange for Outstanding Notes.

                                  ARTICLE X.


                              Redemption of Notes
                              -------------------

          SECTION 10.1.  Redemption.  The Notes are subject to redemption in
                         ----------
whole, but not in part, at the direction of the Sponsor pursuant to Section 7.01(b) of the Sale and Servicing Agreement, on any Distribution Date on which the Sponsor exercises its option to purchase the Trust Property pursuant to said
Section 7.01(b), for a purchase price equal to the Redemption Price. The Servicer or the Issuer shall furnish the Credit Enhancer notice of such redemption. If the Notes are to be redeemed pursuant to this Section 10.1(a), the Servicer or the Issuer shall furnish notice of such election to the Indenture Trustee not later than 35 days prior to the Redemption Date and the Issuer shall deposit with the Indenture Trustee in the Collection Account the Redemption Price of the Notes not less than five Business Days prior to the Redemption Date whereupon all such Notes shall be due and payable on the Redemption Date upon the furnishing of a notice complying with Section 10.2.

          SECTION 10.2.  Surrender of Notes.
                         ------------------

          (a) Notice of any termination, specifying the Distribution Date (which shall be a date that would otherwise be a Distribution Date) upon which the Noteholders may surrender their Notes to the Indenture Trustee for payment of the final distribution and cancellation, shall be given promptly by the Indenture Trustee (upon receipt of written directions from the Sponsor, if the Sponsor is exercising its right to transfer of the Mortgage Loans, given not later than the first day of the month preceding the month of such final distribution) to the Credit Enhancer and to the Servicer and by letter to Noteholders mailed not earlier than the 15th day and not later than the 25th day of the month next preceding the month of such final distribution specifying (i) the Distribution Date upon which final distribution of the Notes will be made upon presentation and surrender of Notes at the office or agency of the Indenture Trustee therein designated, (ii) the amount of any such final distribution and (iii) that the Record Date otherwise applicable to such Distribution Date is not applicable, distributions being made only upon presentation and surrender of the Notes at the office or agency of the Indenture Trustee therein specified. In the event written directions are delivered by the Sponsor to the Indenture Trustee as described in the preceding sentence, the Sponsor shall deposit in the Collection Account on or before the Distribution Date for such final distribution in immediately available funds an amount which, when added to the funds on deposit in the Collection Account that are payable to the Noteholders, will be equal to the retransfer amount for the Mortgage Loans computed as above provided, together with all amounts due and owing to the Credit Enhancer for unpaid premiums and unreimbursed draws on the Policy and all other amounts due and owing to the Credit Enhancer pursuant to the Insurance Agreement, together with interest thereon as provided under the Insurance Agreement.

          (b) Upon presentation and surrender of the Notes, the Indenture Trustee shall cause to be distributed to the Holders of Notes on the Distribution Date for such final distribution, in proportion to the Percentage Interests of their respective Notes and to the extent that funds are available for such purpose, an amount equal to (i) if such final distribution is not being made pursuant to the transfer to the Sponsor pursuant to Section 7.01(a)(B)(i) of the Sale and Servicing Agreement, the amount required to be distributed to Noteholders pursuant to Section 5.01 of the Sale and Servicing Agreement for such Distribution Date and (ii) if such final distribution is being made pursuant to such retransfer, the amount specified in Section 7.01(a)(B)(i) of the Sale Servicing Agreement. The distribution on such final Distribution Date pursuant to a retransfer pursuant to Section 7.01(a)(B)(i) of the Sale and Servicing Agreement shall be in lieu of the distribution otherwise required to be made on such Distribution Date in respect of the Notes. On the final Distribution Date prior to having made the distributions called for above, the Indenture Trustee shall, based upon the information set forth in the Servicing Certificate for such Distribution Date, withdraw from the Collection Account and remit to the Credit Enhancer the lesser of (x) the amount available for distribution on such final Distribution Date, net of any portion thereof necessary to pay the amounts described in clauses (i) and (ii) above and (y) the unpaid amounts due and owing to the Credit Enhancer for unpaid premiums and unreimbursed draws on the Policy and all other amounts due and owing to the Credit Enhancer pursuant to the Insurance Agreement, together with interest thereon as provided under the Insurance Agreement.

          (c) In the event that all of the Noteholders shall not surrender their Notes for final payment and cancellation on or before such final Distribution Date, the Indenture Trustee shall on such date cause all funds in the Collection Account not distributed in final distribution to Noteholders to be withdrawn therefrom and credited to the remaining Noteholders by depositing such funds in a separate escrow account for the benefit of such Noteholders and the Sponsor (if the Sponsor has exercised its right to transfer the Mortgage Loans) or the Indenture Trustee (in any other case) and shall give a second written notice to the remaining Noteholders to surrender their Notes for cancellation and receive the final distribution with respect thereto. If within one year after the second notice all the Notes shall not have been surrendered for cancellation, the Indenture Trustee may take appropriate steps, or may appoint an agent to take appropriate steps, to contact the remaining Noteholders concerning surrender of their Notes, and the cost thereof shall be paid out of the funds on deposit in such escrow account.

          SECTION 10.3.  Form of Redemption Notice.  Notice of redemption
                         -------------------------
supplied to the Indenture Trustee by the Servicer under Section 10.1(a) shall be given by the Indenture Trustee by facsimile or by first-class mail, postage prepaid, transmitted or mailed prior to the applicable Redemption Date to each Holder of Notes of record, as of the close of business on the date which is not less than 5 days prior to the applicable Redemption Date, at such Holder's address appearing in the Note Register.

          All notices of redemption shall state:

          (i)    the Redemption Date;

          (ii)   the Redemption Price;

          (iii) that the Record Date otherwise applicable to such Redemption Date is not applicable and that payments shall be made only upon presentation and surrender of such Notes at the place where such Notes are to be surrendered for payment of the Redemption Price (which shall be the office or agency of the Issuer to be maintained as provided in Section 3.2); and

          (iv) that interest on the Notes shall cease to accrue on the Redemption Date.

          Notice of redemption of the Notes shall be given by the Indenture Trustee in the name and at the expense of the Issuer. Failure to give notice of redemption, or any defect therein, to any Holder of any Note shall not impair or affect the validity of the redemption of any other Note.

          SECTION 10.4.  Notes Payable on Redemption Date.  The Notes to be
                         --------------------------------
redeemed shall, following notice of redemption as required by Section 10.2, on the Redemption Date become due and payable at the Redemption Price and (unless the Issuer shall default in the payment of the Redemption Price) no interest shall accrue on the Redemption Price for any period after the date to which accrued interest is calculated for purposes of calculating the Redemption Price.

                                  ARTICLE XI.


                                 Miscellaneous
                                 -------------

          SECTION 11.1.  Compliance Certificates and Opinions, etc. Upon any
                         ------------------------------------------
application or request by the Issuer to the Indenture Trustee to take any action under any provision of this Indenture, the Issuer shall furnish to the Indenture Trustee and to the Credit Enhancer if the application or request is made to the Indenture Trustee (i) an Officer's Certificate stating that all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with, (ii) an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent, if any, have been complied with and (iii) (if required by the TIA) an Independent Certificate from a firm of certified public accountants meeting the applicable requirements of this Section, except that, in the case of any such application or request as to which the furnishing of such documents is specifically required by any provision of this Indenture, no additional certificate or opinion need be furnished.

          Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture shall include:

          (i) a statement that each signatory of such certificate or opinion has read or has caused to be read such covenant or condition and the definitions herein relating thereto;

          (ii) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

          (iii) a statement that, in the opinion of each such signatory, such signatory has made such examination or investigation as is necessary to enable such signatory to express an informed opinion as to whether or not such covenant or condition has been complied with; and

          (iv) a statement as to whether, in the opinion of each such signatory such condition or covenant has been complied with.


          SECTION 11.2.  Form of Documents Delivered to Indenture Trustee.  In
                         ------------------------------------------------
any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

          Any certificate or opinion of an Authorized Officer of the Issuer may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which his or her certificate or opinion is based are erroneous. Any such certificate of an Authorized Officer or

Opinion of Counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Servicer, the Sponsor or the Issuer, stating that the information with respect to such factual matters is in the possession of the Servicer, the Sponsor or the Issuer, unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.

          Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

          Whenever in this Indenture, in connection with any application or certificate or report to the Indenture Trustee, it is provided that the Issuer shall deliver any document as a condition of the granting of such application, or as evidence of the Issuer's compliance with any term hereof, it is intended that the truth and accuracy, at the time of the granting of such application or at the effective date of such certificate or report (as the case may be), of the facts and opinions stated in such document shall in such case be conditions precedent to the right of the Issuer to have such application granted or to the sufficiency of such certificate or report. The foregoing shall not, however, be construed to affect the Indenture Trustee's right to conclusively rely upon the truth and accuracy of any statement or opinion contained in any such document as provided in Article VI.

          SECTION 11.3.  Acts of Noteholders.
                         -------------------

          (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Noteholders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Noteholders in person or by agents duly appointed in writing; and except as herein otherwise expressly provided such action shall become effective when such instrument or instruments are delivered to the Indenture Trustee, and, where it is hereby expressly required, to the Issuer. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Noteholders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and (subject to Section 6.1) conclusive in favor of the Indenture Trustee and the Issuer, if made in the manner provided in this Section.

          (b) The fact and date of the execution by any person of any such instrument or writing may be proved in any customary manner of the Indenture Trustee.

          (c)  The ownership of Notes shall be proved by the Note Register.

          (d) Any request, demand, authorization, direction, notice, consent, waiver or other action by the Holder of any Notes shall bind the Holder of every
Note issued upon the registration thereof or in exchange therefor or in lieu thereof, in respect of anything done, omitted or suffered to be done by the Indenture Trustee or the Issuer in reliance thereon, whether or not notation of such action is made upon such Note.

          SECTION 11.4.  Notices, etc., to Indenture Trustee, Issuer and Rating
                         ------------------------------------------------------
Agencies.  Any request, demand, authorization, direction, notice, consent,
--------
waiver or Act of Noteholders or other documents provided or permitted by this Indenture to be made upon, given or furnished to or filed with:

          (a) The Indenture Trustee by any Noteholder or by the Issuer shall be sufficient for every purpose hereunder if personally delivered, delivered by overnight courier or mailed first-class and shall be deemed to have been duly given upon receipt to the Indenture Trustee at its Corporate Trust Office and any notice delivered by facsimile shall be addressed to the Corporate Trust Office, telecopy number (312) 407-1708, or

          (b) The Issuer by the Indenture Trustee or by any Noteholder shall be sufficient for every purpose hereunder if personally delivered, delivered by facsimile or overnight courier or mailed first class, and shall deemed to have been duly given upon receipt to the Issuer addressed to: Headlands Home Equity Loan Trust 1998-1, in care of Wilmington Trust Company, Rodney Square North, 1100 North Market Street, Wilmington, DE 19890-0001
     Attention: Corporate Trust Administration, or at any other address previously furnished in writing to the Indenture Trustee by Issuer. The Issuer shall promptly transmit any notice received by it from the Noteholders to the Indenture Trustee.

          (c) The Credit Enhancer by the Issuer or the Indenture Trustee shall be sufficient for any purpose hereunder if in writing and mailed by first-class mail personally delivered or telecopied to the recipient as follows:

          To the Credit Enhancer:       Ambac Assurance Corporation
                                        One State Street Plaza
                                        New York, NY 10004
                                        Telecopy:  (212) 363-1459

          Notices required to be given to the Rating Agencies by the Issuer, the Indenture Trustee or the Owner Trustee shall be in writing, personally delivered, delivered by overnight courier or first class or via facsimile to (i) in the case of Moody's, at the following address: Moody's Investors Service, Inc., 99 Church Street, New York, New York 10004, Fax No: (212) 533-0355 and
(ii) in the case of S&P, at the following address: Standard & Poor's Ratings Group, 26 Broadway (15th Floor), New York, New York 10004, Attention: Asset Backed Surveillance Department, Fax No: (212) 412-0224; or as to each of the foregoing, at such other address as shall be designated by written notice to the other parties.

          SECTION 11.5.  Notices to Noteholders; Waiver.  Where this Indenture
                         ------------------------------
provides for notice to Noteholders of any event, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first-class, postage prepaid to each Noteholder affected by such event (and in all cases, the Credit Enhancer shall receive notice), at his address as it appears on the Note Register, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice. In any case where notice to Noteholders is given by mail, neither the failure to mail such notice nor any defect in any notice so mailed to any particular Noteholder shall affect the sufficiency of such notice with respect to other Noteholders, and any notice that is mailed in the manner herein provided shall conclusively be presumed to have been duly given.

          Where this Indenture provides for notice in any manner, such notice may be waived in writing by any Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Noteholders shall be filed with the Indenture Trustee but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such a waiver.

          In case, by reason of the suspension of regular mail service as a result of a strike, work stoppage or similar activity, it shall be impractical to mail notice of any event to Noteholders when such notice is required to be given pursuant to any provision of this Indenture, then any manner of giving such notice as shall be satisfactory to the Indenture Trustee shall be deemed to be a sufficient giving of such notice.

          Where this Indenture provides for notice to the Rating Agencies, failure to give such notice shall not affect any other rights or obligations created hereunder.

          SECTION 11.6.  Alternate Payment and Notice Provisions.
                         ---------------------------------------
Notwithstanding any provision of this Indenture or any of the Notes to the contrary, the Issuer may enter into any agreement with any Holder of a Note providing for a method of payment, or notice by the Indenture Trustee or any Note Paying Agent to such Holder, that is different from the methods provided for in this Indenture for such payments or notices, provided that such methods are reasonable and consented to by the Indenture Trustee (which consent shall not be unreasonably withheld). The Issuer will furnish to the Indenture Trustee a copy of each such agreement and the Indenture Trustee will cause payments to be made and notices to be given in accordance with such agreements.

          SECTION 11.7.  Conflict with Trust Indenture Act.  If any provision
                         ---------------------------------
hereof limits, qualifies or conflicts with another provision hereof that is required to be included in this indenture by any of the provisions of the Trust Indenture Act, such required provision shall control.

          The provisions of TIA (S)(S) 310 through 317 that impose duties on any person (including the provisions automatically deemed included herein unless expressly excluded by this Indenture) are a part of and govern this Indenture, whether or not physically contained herein.

          SECTION 11.8.  Effect of Headings and Table of Contents.  The Article
                         ----------------------------------------
and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

          SECTION 11.9.  Successors and Assigns.  All covenants and agreements
                         ----------------------
in this Indenture and the Notes by the Issuer shall bind its successors and assigns, whether so expressed or not. All agreements of the Indenture Trustee in this Indenture shall bind its successors.

          SECTION 11.10.  Separability.  In case any provision in this
                          ------------
Indenture or in the Notes shall be invalid, illegal or unenforceable, the validity, legality, and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

          SECTION 11.11.  Benefits of Indenture.  The Credit Enhancer and its
                          ---------------------
successors and assigns shall be a third-party beneficiary to the provisions of this Indenture, and shall be entitled to rely upon and directly to enforce such provisions of this Indenture. Nothing in this Indenture or in the Notes, express or implied, shall give to any Person, other than the parties hereto and their successors hereunder, the Credit Enhancer and the Noteholders, and any other party secured hereunder, and any other person with an ownership interest in any part of the Trust Property, any benefit or any legal or equitable right, remedy or claim under this Indenture. The Credit Enhancer may disclaim any of its rights and powers under this Indenture (in which case the Indenture Trustee may exercise such right or power hereunder), but not its duties and obligations under the Note Policy, upon delivery of a written notice to the Indenture Trustee.

          SECTION 11.12.  Legal Holidays.  In any case where the date on which
                          --------------
any payment is due shall not be a Business Day, then (notwithstanding any other provision of the Notes or this Indenture) payment need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made on the date on which nominally due, and no interest shall accrue for the period from and after any such nominal date.

          SECTION 11.13.  GOVERNING LAW.  THIS INDENTURE SHALL BE CONSTRUED IN
                          -------------
ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

          SECTION 11.14.  Counterparts.  This Indenture may be executed in any
                          ------------
number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

          SECTION 11.15.  Recording of Indenture.  If this Indenture is subject
                          ----------------------
to recording in any appropriate public recording offices, such recording is to be effected by the Issuer and at its expense accompanied by an Opinion of Counsel (which may be counsel to the Trust or any other counsel reasonably acceptable to the Indenture Trustee and the Credit Enhancer) to the effect that such recording is necessary either for the protection of the Noteholders or any other person secured hereunder or for the enforcement of any right or remedy granted to the Indenture Trustee under this Indenture.

          SECTION 11.16.  Trust Obligation.  No recourse may be taken,
                          ----------------
directly or indirectly, with respect to the obligations of the Issuer, the Sponsor, the Servicer, the Owner Trustee or the Indenture Trustee on the Notes or under this Indenture or any certificate or other writing delivered in connection herewith or therewith, against (i) the Sponsor, the Servicer, the Indenture Trustee or the Owner Trustee in its individual capacity, (ii) any owner of a beneficial interest in the Issuer or (iii) any partner, owner, beneficiary, agent, officer, director, employee or agent of the Sponsor, the Servicer, the Indenture Trustee or the Owner Trustee in its individual capacity, any holder of a beneficial interest in the Issuer, the Sponsor, the Servicer, the Owner

Trustee or the Indenture Trustee or of any successor or assign of the Sponsor, the Servicer, the Indenture Trustee or the Owner Trustee in its individual capacity, except as any such Person may have expressly agreed (it being understood that the Indenture Trustee and the Owner Trustee have no such obligations in their individual capacity) and except that any such owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity. For all purposes of this Indenture, in the performance of any duties or obligations of the Issuer hereunder, the Owner Trustee shall be subject to, and entitled to the benefits of, the terms and provisions of Articles VI, VII and VIII of the Trust Agreement.

          SECTION 11.17.  No Petition.  The Indenture Trustee, by entering
                          -----------
into this Indenture, and each Noteholder, by accepting a Note, hereby covenant and agree that they will not at any time institute against the Sponsor, or the Issuer, or join in any institution against the Sponsor, or the Issuer of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any United States Federal or state bankruptcy or similar law in connection with any obligations relating to the Notes, this Indenture or any of the Basic Documents.

          SECTION 11.18.  Inspection.  The Issuer agrees that, on reasonable
                          ----------
prior notice, it will permit any representative of the Indenture Trustee or of the Credit Enhancer, during the Issuer's normal business hours, to examine all the books of account, records, reports, and other papers of the Issuer, to make copies and extracts therefrom, to cause such books to be audited by independent certified public accountants, and to discuss the Issuer's affairs, finances and accounts with the Issuer's officers, employees, and independent certified public accountants, all at such reasonable times and as often as may be reasonably requested. The Indenture Trustee shall and shall cause its representatives to hold in confidence all such information except to the extent disclosure may be required by law (and all reasonable applications for confidential treatment are unavailing) and except to the extent that the Indenture Trustee may reasonably determine that such disclosure is consistent with its Obligations hereunder.

          SECTION 11.19.  Limitation of Liability.  It is expressly understood
                          -----------------------
and agreed by the parties hereto that (a) this Agreement is executed and delivered by Wilmington Trust Company, not individually or personally but solely as Owner Trustee of the Issuer under the Trust Agreement, in the exercise of the powers and authority conferred and vested in it, (b) each of the representations, undertakings and agreements herein made on the part of the Issuer is made and intended not as personal representations, undertakings and agreements by Wilmington Trust Company but is made and intended for the purpose for binding only the Issuer, (c) nothing herein contained shall be construed as creating any liability on Wilmington Trust Company individually or personally, to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties to this Agreement and by any person claiming by, through or under them and (d) under no circumstances shall Wilmington Trust Company be personally liable for the payment of any indebtedness or expenses of the Issuer or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaking by the Issuer under this Agreement or any related documents.

                                 ARTICLE XII.


                           Rapid Amortization Events
                           -------------------------

          SECTION 12.1.  Rapid Amortization Events.  The following shall
                         -------------------------
constitute Rapid Amortization Events:

          (a) failure on the part of the Sponsor, the Servicer or the Company, as the case may be, (i) to make any payment or deposit required by the terms of this Agreement, the Sale and Servicing Agreement or the Insurance Agreement, within five Business Days after such payment or deposit is required to be made, or (ii) duly to observe or perform in any material respect the covenants of the Sponsor set forth in Section 2.05(a) of the Sale and Servicing Agreement, as the case may be, or (iii) duly to observe or perform in any material respect any other covenants or agreements of the Sponsor, the Servicer or the Company, as the case may be, set forth in this Agreement, the Sale and Servicing Agreement or the Insurance Agreement, which failure, in each case, materially and adversely affects the interests of the Noteholders or the Credit Enhancer and which, in the case of clause
     (iii), continues unremedied and continues to affect materially and adversely the interests of the Noteholders or the Credit Enhancer for a period of 60 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Sponsor, the Servicer or the Company, as the case may be, by the Indenture Trustee, or to the Sponsor, the Servicer or the Company, as the case may be, and the Indenture Trustee by the Credit Enhancer or Holders of Notes evidencing Voting Rights aggregating not less than 51%;

          (b) any representation or warranty made by the Sponsor, the Servicer or the Company, as the case may be, in this Agreement, the Sale and Servicing Agreement or the Insurance Agreement shall prove to have been incorrect in any material respect when made, as a result of which the interests of the Noteholders or the Credit Enhancer are materially and adversely affected and which continues to be incorrect in any material respect and continues to affect materially and adversely the interests of the Noteholders or the Credit Enhancer for a period of 60 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Sponsor, the Servicer or the Company, as the case may be, by the Indenture Trustee, or to the Sponsor, the Servicer or the Company, as the case may be, and the Indenture Trustee by either the Credit Enhancer or the Holders of Notes evidencing Voting Rights aggregating not less than 51%; provided, however, that a Rapid
                                           --------  -------
     Amortization Event pursuant to this subparagraph (b) shall not be deemed to have occurred hereunder if the Sponsor has accepted retransfer of the related Mortgage Loan or Mortgage Loans during such period (or such longer period (not to exceed an additional 60 days as the Indenture Trustee may specify with the consent of the Credit Enhancer) in accordance with the provisions hereof;

          (c) the Company, the Sponsor or the Trust or any of their Subsidiaries or Affiliates shall voluntarily go into liquidation, consent to the appointment of a conservator or receiver or liquidator or similar person in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings of or relating to the

     Company, the Sponsor, or the Trust or of or relating to all or substantially all of such Person's property, or a decree or order of a court or agency or supervisory authority having jurisdiction in the premises for the appointment of a conservator, receiver, liquidator or similar person in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the Company, the Sponsor of the Trust and such decree or order shall have remained in force undischarged or unstayed for a period of 30 days; or the Company, the Sponsor or the Trust shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors or voluntarily suspend payment of its obligations;

          (d) the Trust shall become subject to registration as an "investment company" under the Investment Company Act of 1940, as amended;

          (e) the aggregate of all draws under the Note Policy exceeds 1% of the Original Funded Balance;

          (f) a default in payment of any interest, principal or any installment of principal on any Note when the same becomes due and payable, if such default shall continue for a period of five days;

          (g) the aggregate net worth of the Servicer falls below $32,000,000;
     and

          (h) a Servicer Termination Delinquency Rate Trigger or Servicer Termination Loss Trigger, as those terms are defined in the Insurance and Indemnity Agreement, has occurred and is continuing.

          A Rapid Amortization Event will be deemed to have occurred only if, after the applicable grace period, if any, described in the foregoing clauses, either (i) the Indenture Trustee or Noteholders holding Notes evidencing in the aggregate more than 51% of the Voting Rights, with the consent of the Credit Enhancer, or (ii) the Credit Enhancer (so long as there is no default by the Credit Enhancer in the performance of its obligations under the Policy), by written notice to the Servicer (and to the Indenture Trustee, if given by the Noteholders) declare that a Rapid Amortization Event has occurred as of the date of such notice; provided that with respect to clauses (c), (d) and (e) a Rapid
                --------
Amortization Event shall occur immediately upon the occurrence of such, without any such notice.

          In addition, the Credit Enhancer may declare a Rapid Amortization Event to have occurred as of the date of notice thereof upon the occurrence of a Trigger Event other than as set forth at Sections 6.01(ii), (iv) or (v) of the Insurance Agreement.

          If the Sponsor voluntarily files a bankruptcy petition or goes into liquidation or any person is appointed a receiver or bankruptcy trustee of the Sponsor, on the day of any such filing or appointment no further Additional Balances will be transferred to the Trust, the Sponsor will immediately cease to transfer Additional Balances to the Trust and the Sponsor will promptly give notice to the Indenture Trustee and the Credit Enhancer of any such filing or appointment. Within 15 days, the Indenture Trustee will publish a notice of the liquidation or the filing or appointment stating that the Indenture Trustee intends to sell, dispose of or otherwise liquidate the Mortgage Loans in a commercially reasonable manner and to the best of its ability. Unless otherwise instructed within a specified period by Noteholders evidencing in the aggregate more than 51% of the Voting Rights, the Indenture Trustee will sell, dispose of or otherwise liquidate the Mortgage Loans to a purchaser in a commercially reasonable manner and on commercially reasonable terms; provided, however, that
                                                        --------  -------
the Credit Enhancer's consent to the terms of any such sale shall be required, which consent shall not be unreasonably withheld. The proceeds of such sale shall be applied first to the Outstanding Amount due on the Class A Notes plus accrued and unpaid interest on the Notes, second, to the Credit Enhancer for any and all amounts owing to the Credit Enhancer and third to the Certificateholders.

          Upon the occurrence of the events described in Section 12.1(n) and if the Controlling Party is the Indenture Trustee, the Holders of 66 2/3% of the Outstanding Amount of the Notes, with the consent of the Credit Enhancer (which consent shall not be unreasonably withheld), shall have the right to direct the Indenture Trustee to sell or liquidate the Trust Property; provided, however,
                                                           --------  -------
that no consent of the Credit Enhancer shall be required if the Indenture Trustee is able to sell the Trust Property for a price (the "Liquidation Price") which equals the Outstanding Amount due on the Class A Notes plus accrued and unpaid interest on the Notes plus any and all amounts owing to the Credit Enhancer. The Indenture Trustee shall deliver a certificate from a prospective purchaser stating the Liquidation Price to the Credit Enhancer prior to such sale.

          IN WITNESS WHEREOF, the Issuer and the Indenture Trustee have caused this Indenture to be duly executed by their respective officers, hereunto duly authorized, all as of the day and year first above written.

                         HEADLANDS HOME EQUITY LOAN TRUST 1998-1,

                         By:  WILMINGTON TRUST COMPANY, not in its individual
                            capacity but solely as Owner Trustee,



                         By:  /s/ Emmett Harmon
                              ---------------------------------------
                              Name: Emmett Harmon
                              Title: Vice President

                         THE FIRST NATIONAL BANK OF CHICAGO, not in its
                            individual capacity but solely as Indenture Trustee,



                         By:  /s/ R Tarnas
                              ---------------------------------------
                              Name: R. Tarnas
                              Title: Vice President

                                                                       EXHIBIT A

                                 [Form of Note]

REGISTERED                                                        $_____________

No. A

                      SEE REVERSE FOR CERTAIN DEFINITIONS

                                                        CUSIP NO.   ____________

          Unless this Note is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the Issuer or its agent for registration of transfer, exchange or payment, and any Note issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

          THE PRINCIPAL OF THIS NOTE IS PAYABLE IN INSTALLMENTS AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

                    HEADLANDS HOME EQUITY LOAN TRUST 1998-1

                    CLASS A VARIABLE RATE ASSET BACKED NOTES

          Headlands Home Equity Loan Trust 1998-1, a business trust organized and existing under the laws of the State of Delaware (herein referred to as the "Issuer"), for value received, hereby promises to pay to CEDE & CO., or registered assigns, the principal sum of ($_____________), such amount payable on each Distribution Date in an amount equal to the result obtained by multiplying (i) a fraction the numerator of which is $__________ and the denominator of which is $______________ by (ii) the aggregate amount, if any, payable from the Collection Account in respect of principal on the Class A Notes pursuant to Section 8.3 of the Indenture; provided, however, that the entire
                                          --------  -------
unpaid principal amount of this Note shall be due and payable on the ________, 20__, Distribution Date (the "Final Scheduled Distribution Date"). The Issuer will pay interest on this Note at the rate per annum provided in the Indenture on each Distribution Date until the principal of this Note is paid or made available for payment, on the principal amount of this Note outstanding on the preceding Distribution Date (after giving effect to all payments of principal made on the preceding Distribution Date). Interest on this Note will accrue for each Distribution Date from the most recent Distribution Date on which interest has been paid to but excluding such Distribution Date or, if no interest has yet been paid, from March 25, 1998. Interest will be computed on the basis of the actual number of days elapsed in a

360-day year. Such principal of and interest on this Note shall be paid in the manner specified on the reverse hereof.

          The principal of and interest on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Issuer with respect to this Note shall be applied first to interest due and payable on this Note as provided above and then to the unpaid principal of this Note.

          The Notes are entitled to the benefits of a financial guaranty insurance policy (the "Note Policy") issued by Ambac Assurance Corporation (the "Credit Enhancer"), pursuant to which the Credit Enhancer has unconditionally guaranteed payments of the Class A Note Interest and Guaranteed Principal Distribution Amount on each Distribution Date, all as more fully set forth in the Indenture.

          For purposes of federal income, state and local income and franchise and any other income taxes, the Issuer will treat the Notes as indebtedness of the Issuer and hereby instructs the Indenture Trustee to treat the Notes as indebtedness of the Issuer for federal state tax reporting purposes.

          Each Noteholder or Note Owner, by acceptance of this Note or, in the case of a Note Owner, a beneficial interest in a Note, covenants and agrees that no recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer, the Owner Trustee or the Indenture Trustee on the Notes or under the Indenture or any certificate or other writing delivered in connection therewith, against (i) the Sponsor, the Servicer, the Indenture Trustee, or the Owner Trustee in its individual capacity, (ii) any owner of a beneficial interest in the Issuer or (iii) any owner, beneficiary, agent, officer, director or employee of the Sponsor, the Servicer, the Indenture Trustee, or the Owner Trustee in its individual capacity, any holder of a beneficial interest in the Issuer, the Sponsor, the Servicer, the Owner Trustee or the Indenture Trustee or of any successor or assign of the Sponsor, the Servicer, the Indenture Trustee, or the Owner Trustee in its individual capacity, except as any such Person may have expressly agreed (it being understood that the Indenture Trustee and the Owner Trustee have no such obligations in their individual capacity) and except that any such owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity.

          Reference is made to the further provisions of this Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Note.

          Unless the certificate of authentication hereon has been executed by the Indenture Trustee whose name appears below by manual signature, this Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.

          IN WITNESS WHEREOF, the Issuer has caused this instrument to be signed, manually or in facsimile, by its Authorized Officer.

Date:  March 25, 1998    HEADLANDS HOME EQUITY LOAN TRUST 1998-1

                         By:  WILMINGTON TRUST COMPANY, not in its individual
                            capacity but solely as Owner Trustee under the Trust Agreement

                            By:
                               --------------------------------
                               Name:
                               Title:

                    TRUSTEE'S CERTIFICATE OF AUTHENTICATION

          This is one of the Notes designated above and referred to in the within-mentioned Indenture.

Date:  March __, 1998    THE FIRST NATIONAL BANK OF CHICAGO, not in its
                         individual capacity but solely as Indenture Trustee,



                         By:
                            --------------------------------
                            Authorized Signatory

                                REVERSE OF NOTE

          This Note is one of a duly authorized issue of Notes of the Issuer, designated as its Class A Variable Rate Asset Backed Notes (herein called the "Class A Notes"), all issued under an Indenture dated as of March __, 1998 (such indenture, as supplemented or amended, is herein called the "Indenture"), between the Issuer and The First National Bank of Chicago, as trustee (the "Indenture Trustee", which term includes any successor Indenture Trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights and obligations thereunder of the Issuer, the Indenture Trustee and the Holders of the Notes. The Notes are subject to all terms of the Indenture. All terms used in this Note that are defined in the Indenture, as supplemented or amended, shall have the meanings assigned to them in or pursuant to the Indenture, as so supplemented or amended.

          The Class A Notes and the Class S Notes (together, the "Notes") are and will be equally and ratably secured by the collateral pledged as security therefor as provided in the Indenture.

          Principal of the Class A Notes will be payable on each Distribution Date in an amount described on the face hereof. "Distribution Date" means the fifteenth day of each month, or, if any such date is not a Business Day, the next succeeding Business Day, commencing __________, 1998. The term "Distribution Date," shall be deemed to include the Final Scheduled Distribution Date.

          As described above, the entire unpaid principal amount of this Note shall be due and payable on the earlier of the Final Scheduled Distribution Date and the Redemption Date, if any, pursuant to Section 10.1(a) of the Indenture. Notwithstanding the foregoing, the entire unpaid principal amount of the Notes shall be due and payable if a Credit Enhancer Default shall have occurred and be continuing, on the date on which a Rapid Amortization Event as described in
Section 12.1(h) shall have occurred and be continuing and the Indenture Trustee or the Holders of the Notes representing at least 66-2/3% of the Outstanding Amount of the Notes, with the consent of the Credit Enhancer (which consent shall not be unreasonably withheld) shall have the right to direct the Indenture Trustee to sell or liquidate the Trust Property as provided in Section 12.1 of the Indenture. All principal payments on the Class A Notes shall be made pro rata to the Class A Noteholders entitled thereto.

          Payments of interest on this Note due and payable on each Distribution Date, together with the installment of principal, if any, to the extent not in full payment of this Note, shall be made by check mailed to the Person whose name appears as the Holder of this Note (or one or more Predecessor Notes) on the Note Register as of the close of business on each Record Date, except that with respect to Notes registered on the Record Date in the name of the nominee of the Clearing Agency (initially, such nominee to be Cede & Co.), payments will be made by wire transfer in immediately available funds to the account designated by such nominee. Such checks shall be mailed to the Person entitled thereto at the address of such Person as it appears on the Note Register as of the applicable Record Date without requiring that this Note be submitted for notation of payment. Any reduction in the principal amount of this Note (or any one or more Predecessor Notes) effected by any payments made on any Distribution Date shall be binding upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not noted hereon. If funds are expected to be available, as provided in the Indenture, for payment in full of the then remaining unpaid principal amount of this Note on a Distribution Date, then the Indenture Trustee, in the name of and on behalf of the Issuer, will notify the Person who was the Holder hereof as of the Record Date preceding such Distribution Date by notice mailed prior to such Distribution Date and the amount then due and payable shall be payable only upon presentation and surrender of this Note at the Indenture Trustee's principal Corporate Trust Office or at the office of the Indenture Trustee's agent appointed for such purposes located in The City of New York.

          The Issuer shall pay interest on overdue installments of interest at the Class A Note Rate to the extent lawful.

          As provided in the Indenture, the Notes may be redeemed pursuant to
Section 10.1(a) of the Indenture, in whole, but not in part, at the option of the Sponsor (with the consent of the Credit Enhancer under certain circumstances), on any Distribution Date on or after the date on which the Class A Note Principal Balance is less than or equal to 10% of the Original Class A Note Principal Balance.

          As provided in the Indenture and subject to certain limitations set forth therein, the transfer of this Note may be registered on the Note Register upon surrender of this Note for registration of transfer at the office or agency designated by the Issuer pursuant to the Indenture, (i) duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Indenture Trustee duly executed by, the Holder hereof or his attorney duly authorized in writing, with such signature guaranteed by an "eligible guarantor institution" meeting the requirements of the Note Registrar which requirements include membership or participation in Securities Transfer Agents Medallion Program ("Stamp") or such other "signature guarantee program" as may be determined by the Note Registrar in addition to, or in substitution for, Stamp, all in accordance with the Exchange Act, and (ii) accompanied by such other documents as the Indenture Trustee may require, and thereupon one or more new Notes of authorized denominations and in the same aggregate principal amount will be issued to the designated transferee or transferees. No service charge will be charged for any registration of transfer or exchange of this Note, but the transferor may be required to pay a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange.

          Each Noteholder or Note Owner, by acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note covenants and agrees that no recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer, the Owner Trustee or the Indenture Trustee on the Notes or under the Indenture or any certificate or other writing delivered in connection therewith, against (i) the Sponsor, the Servicer, the Indenture Trustee or the Owner Trustee in its individual capacity, (ii) any owner of a beneficial interest in the Issuer or (iii) any owner, beneficiary, agent, officer, director or employee of the Sponsor, the Servicer, the Indenture Trustee or the Owner Trustee in its individual capacity, any holder of a beneficial interest in the Issuer, the Sponsor, the Servicer, the Owner Trustee or the Indenture Trustee or of any successor or assign of the Sponsor, the Servicer, the Indenture Trustee or the Owner Trustee in its individual capacity, except as any such Person may have expressly agreed (it being understood that the Indenture Trustee and the Owner Trustee have no such obligations in their individual capacity) and except that any such owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity.

          Each Noteholder or Note Owner, by acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note covenants and agrees that by accepting the benefits of the Indenture that such Noteholder will not at any time institute against the Sponsor, or the Issuer or join in any institution against the Sponsor, or the Issuer of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings, under any United States Federal or state bankruptcy or similar law in connection with any obligations relating to the Notes, the Indenture or the Basic Documents.

          Prior to the due presentment for registration of transfer of this Note, the Issuer, the Indenture Trustee and the Credit Enhancer and any agent of the Issuer, the Indenture Trustee or the Credit Enhancer may treat the Person in whose name this Note (as of the day of determination or as of such other date as may be specified in the Indenture) is registered as the owner hereof for all purposes, whether or not this Note be overdue, and neither the Issuer, the Indenture Trustee nor any such agent shall be affected by notice to the contrary.

          The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Holders of the Notes under the Indenture at any time by the Issuer with the consent of the Credit Enhancer and of the Holders of Notes representing a majority of the Outstanding Amount of all Notes at the time Outstanding. Any such consent or waiver by the Holder of this Note (or any one of more Predecessor Notes) shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Note. The Indenture also permits the Indenture Trustee to amend or waive certain terms and conditions set forth in the Indenture without the consent of Holders of the Notes issued thereunder but with the consent of the Credit Enhancer.

          The term "Issuer" as used in this Note includes any successor to the Issuer under the Indenture.

          The Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations therein set forth.

          This Note and the Indenture shall be construed in accordance with the laws of the State of New York, without reference to its conflict of law provisions, and the obligations, rights and remedies of the parties hereunder and thereunder shall be determined in accordance with such laws.

          No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place, and rate, and in the coin or currency herein prescribed.

          Anything herein to the contrary notwithstanding, except as expressly provided in the Indenture or the Basic Documents, neither Wilmington Trust Company in its individual capacity, any owner of a beneficial interest in the Issuer, nor any of their respective beneficiaries, agents, officers, directors, employees or successors or assigns shall be personally liable for, nor shall recourse be had to any of them for, the payment of principal of or interest on, or performance of, or omission to perform, any of the covenants, obligations or indemnifications contained in this Note or the Indenture, it being expressly understood that said covenants, obligations and indemnifications have been made by the Issuer for the sole purposes of binding the interests of the Issuer in the assets of the Issuer. The Holder of this Note by the acceptance hereof agrees that except as expressly provided in the Indenture or the Basic Documents, in the case of an Rapid Amortization Event under the Indenture, the Holder shall have no claim against any of the foregoing for any deficiency, loss or claim therefrom; provided, however, that nothing contained herein shall be
                    --------  -------
taken to prevent recourse to, and enforcement against, the assets of the Issuer for any and all liabilities, obligations and undertakings contained in the Indenture or in this Note.

                                   ASSIGNMENT

Social Security or taxpayer I.D. or other identifying number of assignee

          FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto


----------------------------------------------------------------------
                         (name and address of assignee)

the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints, attorney, to transfer said Note on the books kept for registration thereof, with full power of substitution in the premises.

Dated:                                                                 /1/
        ------------------------                  ---------------------

                                                  Signature Guaranteed:

        ------------------------                  ---------------------

---------------
  /1/ NOTE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within None in every particular, without alteration, enlargement or any change whatsoever.

                                                                       EXHIBIT B

                                 [Form of Note]

REGISTERED

No. S-1

                      SEE REVERSE FOR CERTAIN DEFINITIONS

                                                         CUSIP NO. ____________

          Unless this Note is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the Issuer or its agent for registration of transfer, exchange or payment, and any Note issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

                    HEADLANDS HOME EQUITY LOAN TRUST 1998-1

                        CLASS S 1.25% ASSET BACKED NOTES

          Headlands Home Equity Loan Trust 1998-1, a business trust organized and existing under the laws of the State of Delaware (herein referred to as the "Issuer"), for value received, hereby promises to pay to CEDE & CO., or registered assigns, interest payments only on each Distribution Date, as hereinafter described, which shall be calculated based on a notional principal balance equal to the aggregate outstanding principal balance of the Class A Notes. Interest on this Note will accrue for each Distribution Date from the most recent Distribution Date on which interest has been paid to but excluding such Distribution Date or, if no interest has yet been paid, from March __, 1998. Interest will be computed on the basis of the actual number of days elapsed in a 360-day year. Such principal of and interest on this Note shall be paid in the manner specified on the reverse hereof.

          The interest on this Note is payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. No principal payments shall be paid on the Note

          The Notes are entitled to the benefits of a financial guaranty insurance policy (the "Note Policy") issued by Ambac Assurance Corporation (the "Credit Enhancer"), pursuant to which the Credit Enhancer has unconditionally guaranteed payments of the Class S Note Interest on each Distribution Date, all as more fully set forth in the Indenture.

          For purposes of federal income, state and local income and franchise and any other income taxes, the Issuer will treat the Notes as indebtedness of the Issuer and hereby instructs the Indenture Trustee to treat the Notes as indebtedness of the Issuer for federal state tax reporting purposes.

          Each Noteholder or Note Owner, by acceptance of this Note or, in the case of a Note Owner, a beneficial interest in a Note, covenants and agrees that no recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer, the Owner Trustee or the Indenture Trustee on the Notes or under the Indenture or any certificate or other writing delivered in connection therewith, against (i) the Sponsor, the Servicer, the Indenture Trustee or the Owner Trustee in its individual capacity, (ii) any owner of a beneficial interest in the Issuer or (iii) any owner, beneficiary, agent, officer, director or employee of the Sponsor, the Servicer, the Indenture Trustee or the Owner Trustee in its individual capacity, any holder of a beneficial interest in the Issuer, the Sponsor, the Servicer, the Owner Trustee or the Indenture Trustee or of any successor or assign of the Sponsor, the Servicer, the Indenture Trustee or the Owner Trustee in its individual capacity, except as any such Person may have expressly agreed (it being understood that the Indenture Trustee and the Owner Trustee have no such obligations in their individual capacity) and except that any such owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity.

          Reference is made to the further provisions of this Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Note.

          Unless the certificate of authentication hereon has been executed by the Indenture Trustee whose name appears below by manual signature, this Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.

          IN WITNESS WHEREOF, the Issuer has caused this instrument to be signed, manually or in facsimile, by its Authorized Officer as of the date set forth below.

                         HEADLANDS HOME EQUITY LOAN TRUST 1998-1

                         WILMINGTON TRUST COMPANY, not in its individual capacity but solely as Owner Trustee under the Trust Agreement


                         By:
                            -----------------------------------
                            Name:
                            Title:

                    TRUSTEE'S CERTIFICATE OF AUTHENTICATION

          This is one of the Notes designated above and referred to in the within-mentioned Indenture.

Date:  March __, 1998  THE FIRST NATIONAL BANK OF CHICAGO, not in its individual capacity but solely as Indenture Trustee,


                         By:
                            ---------------------------------
                            Authorized Signatory

                                REVERSE OF NOTE

          This Note is one of a duly authorized issue of Notes of the Issuer, designated as its Class S _____% Asset Backed Notes (herein called the "Class S Notes"), all issued under an Indenture dated as of March 1, 1998 (such indenture, as supplemented or amended, is herein called the "Indenture"), between the Issuer and The First National Bank of Chicago, as trustee (the "Indenture Trustee", which term includes any successor Indenture Trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights and obligations thereunder of the Issuer, the Indenture Trustee and the Holders of the Notes. The Notes are subject to all terms of the Indenture. All terms used in this Note that are defined in the Indenture, as supplemented or amended, shall have the meanings assigned to them in or pursuant to the Indenture, as so supplemented or amended.

          The Class A Notes and the Class S Notes (together, the "Notes") are and will be equally and ratably secured by the collateral pledged as security therefor as provided in the Indenture.

          Interest only of the Class S Notes will be payable on each Distribution Date in an amount described on the face hereof. "Distribution Date" means the fifteenth day of each month, or, if any such date is not a Business Day, the next succeeding Business Day, commencing April 15, 1998.

          As described above, the entire unpaid interest amount of this Note shall be due and payable on the earlier of the Final Scheduled Distribution Date and the Redemption Date, if any, pursuant to Section 10.1 of the Indenture. Notwithstanding the foregoing, the entire unpaid interest amount of the Notes shall be due and payable if a Credit Enhancer Default shall have occurred and be continuing, on the date on which a Rapid Amortization Event as described in
Section 12.1(n) shall have occurred and be continuing and the Indenture Trustee or the Holders of the Notes representing at least 66-2/3% of the Outstanding Amount of the Notes, with the consent of the Credit Enhancer (which consent shall not be unreasonably withheld) shall have the right to direct the Indenture Trustee to sell or liquidate the Trust Property as provided in Section 12.1 of the Indenture. All interest payments on the Class S Notes shall be made pro rata to the Class S Noteholders entitled thereto.

          Payments of interest on this Note due and payable on each Distribution Date, to the extent not in full payment of this Note, shall be made by check mailed to the Person whose name appears as the Holder of this Note (or one or more Predecessor Notes) on the Note Register as of the close of business on each Record Date, except that with respect to Notes registered on the Record Date in the name of the nominee of the Clearing Agency (initially, such nominee to be Cede & Co.), payments will be made by wire transfer in immediately available funds to the account designated by such nominee. Such checks shall be mailed to the Person entitled thereto at the address of such Person as it appears on the Note Register as of the applicable Record Date without requiring that this Note be submitted for notation of payment. Any reduction in the interest amount of this Note (or any one or more Predecessor Notes) effected by any payments made on any Distribution Date shall be binding upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not noted hereon. If funds are expected to be available, as provided in the Indenture, for payment in full of the then remaining unpaid interest amount of this Note on a Distribution Date, then the Indenture Trustee, in the name of and on behalf of the Issuer, will notify the Person who was the Holder hereof as of the Record Date preceding such Distribution Date by notice mailed prior to such Distribution Date and the amount then due and payable shall be payable only upon presentation and surrender of this Note at the Indenture Trustee's principal Corporate Trust Office or at the office of the Indenture Trustee's agent appointed for such purposes located in The City of New York.

          The Issuer shall pay interest on overdue installments of interest at the Class S Interest Rate to the extent lawful.

          As provided in the Indenture, the Notes may be redeemed (a) pursuant to Section 10.1 of the Indenture, in whole, but not in part, at the option of the Sponsor, on any Distribution Date on or after the date on which the Class A Note Principal Balance is less than or equal to 10% of the Original Class A Note Principal Balance.

          As provided in the Indenture and subject to certain limitations set forth therein, the transfer of this Note may be registered on the Note Register upon surrender of this Note for registration of transfer at the office or agency designated by the Issuer pursuant to the Indenture, (i) duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Indenture Trustee duly executed by, the Holder hereof or his attorney duly authorized in writing, with such signature guaranteed by an "eligible guarantor institution" meeting the requirements of the Note Registrar which requirements include membership or participation in Securities Transfer Agents Medallion Program ("Stamp") or such other "signature guarantee program" as may be determined by the Note Registrar in addition to, or in substitution for, Stamp, all in accordance with the Exchange Act, and (ii) accompanied by such other documents as the Indenture Trustee may require, and thereupon one or more new Notes of authorized denominations and in the same aggregate principal amount will be issued to the designated transferee or transferees. No service charge will be charged for any registration of transfer or exchange of this Note, but the transferor may be required to pay a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange.

          Each Noteholder or Note Owner, by acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note covenants and agrees that no recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer, the Owner Trustee or the Indenture Trustee on the Notes or under the Indenture or any certificate or other writing delivered in connection therewith, against (i) the Sponsor, the Servicer, the Indenture Trustee or the Owner Trustee in its individual capacity, (ii) any owner of a beneficial interest in the Issuer or (iii) any owner, beneficiary, agent, officer, director or employee of the Sponsor, the Servicer, the Indenture Trustee or the Owner Trustee in its individual capacity, any holder of a beneficial interest in the Issuer, the Sponsor, the Servicer, the Owner Trustee or the Indenture Trustee or of any successor or assign of the Sponsor, the Servicer, the Indenture Trustee or the Owner Trustee in its individual capacity, except as any such Person may have expressly agreed (it being understood that the Indenture Trustee and the Owner Trustee have no such obligations in their individual capacity) and except that any such owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity.

          Each Noteholder or Note Owner, by acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note covenants and agrees that by accepting the benefits of the Indenture that such Noteholder will not at any time institute against the Sponsor, or the Issuer or join in any institution against the Sponsor, or the Issuer of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings, under any United States Federal or state bankruptcy or similar law in connection with any obligations relating to the Notes, the Indenture or the Basic Documents.

          Prior to the due presentment for registration of transfer of this Note, the Issuer, the Indenture Trustee and the Credit Enhancer and any agent of the Issuer, the Indenture Trustee or the Credit Enhancer may treat the Person in whose name this Note (as of the day of determination or as of such other date as may be specified in the Indenture) is registered as the owner hereof for all purposes, whether or not this Note be overdue, and neither the Issuer, the Indenture Trustee nor any such agent shall be affected by notice to the contrary.

          The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Holders of the Notes under the Indenture at any time by the Issuer with the consent of the Credit Enhancer and of the Holders of Notes representing a majority of the Outstanding Amount of all Notes at the time Outstanding. Any such consent or waiver by the Holder of this Note (or any one of more Predecessor Notes) shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Note. The Indenture also permits the Indenture Trustee to amend or waive certain terms and conditions set forth in the Indenture without the consent of Holders of the Notes issued thereunder, but with the consent of the Credit Enhancer.

          The term "Issuer" as used in this Note includes any successor to the Issuer under the Indenture.

          The Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations therein set forth.

          This Note and the Indenture shall be construed in accordance with the laws of the State of New York, without reference to its conflict of law provisions, and the obligations, rights and remedies of the parties hereunder and thereunder shall be determined in accordance with such laws.

          No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the interest on this Note at the times, place, and rate, and in the coin or currency herein prescribed.

          Anything herein to the contrary notwithstanding, except as expressly provided in the Indenture or the Basic Documents, neither Wilmington Trust Company in its individual capacity, any owner of a beneficial interest in the Issuer, nor any of their respective beneficiaries, agents, officers, directors, employees or successors or assigns shall be personally liable for, nor shall recourse be had to any of them for, the payment of interest on, or performance of, or omission to perform, any of the covenants, obligations or indemnifications contained in this Note or the Indenture, it being expressly understood that said covenants, obligations and indemnifications have been made by the Issuer for the sole purposes of binding the interests of the Issuer in the assets of the Issuer. The Holder of this Note by the acceptance hereof agrees that except as expressly provided in the Indenture or the Basic Documents, in the case of an Rapid Amortization Event under the Indenture, the Holder shall have no claim against any of the foregoing for any deficiency, loss or claim therefrom; provided, however, that nothing
                                             --------  -------
contained herein shall be taken to prevent recourse to, and enforcement against, the assets of the Issuer for any and all liabilities, obligations and undertakings contained in the Indenture or in this Note.

                                   ASSIGNMENT

Social Security or taxpayer I.D. or other identifying number of assignee

          FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto


----------------------------------------------------------------------
                         (name and address of assignee)

the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints, attorney, to transfer said Note on the books kept for registration thereof, with full power of substitution in the premises.

Dated:                                                                      /2/
        -----------------------------               ------------------------
                                                     Signature Guaranteed:


---------------
/2/ NOTE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note in every particular, without alteration, enlargement or any change whatsoever.